                                                                   EXHIBIT 10.13



                                 $300,000,000


                               CREDIT AGREEMENT

                         Dated as of February 12, 1997

                                     Among

                              NEW GRANCARE, INC.,

                            a Delaware corporation,

                                 as Borrower;
                                 -- --------

                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA,

                           as Administrative Agent;
                           -- -------------- -----

                           THE CHASE MANHATTAN BANK,

                             as Syndication Agent;
                             -- ----------- -----

                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA,

                                  as LC Bank;
                                  -- -------

                                      and

                           THE LENDERS NAMED HEREIN,

                                  as Lenders.
                                  -- -------

                               TABLE OF CONTENTS

                                                                            Page
                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

  SECTION 1.1  Certain Defined Terms........................................  1
  SECTION 1.2  Accounting Terms............................................. 30
  SECTION 1.3  Types of Borrowings and Classes of Loans..................... 31

                                  ARTICLE II
                        AMOUNTS AND TERMS OF FACILITIES

  SECTION 2.1  Revolving Credit Facilities.................................. 32
    (a)   Working Capital Loans............................................. 32
    (b)   Acquisition Loans................................................. 32
    (c)   Other Working Capital and Acquisition Loan Provisions............. 33
    (d)   Swing Line Loans.................................................. 33
  SECTION 2.2  Term Loan Facility........................................... 35
    (a)   Term Loans........................................................ 35
    (b)   Other Term Loan Provisions........................................ 35
  SECTION 2.3  Making Loans................................................. 36
    (a)   Notice of Borrowing............................................... 36
    (b)   Notice of Borrowing Irrevocable................................... 36
    (c)   Assumption of Funding............................................. 37
    (d)   Failure of Lender to Fund......................................... 37
  SECTION 2.4  Letter of Credit Subfacility................................. 38
    (a)   Issuance of the Letters of Credit................................. 38
    (b)   Request for LC Issuance........................................... 38
    (c)   Reimbursement..................................................... 38
    (d)   Reimbursement Obligation Absolute................................. 39
    (e)   Lender Participation.............................................. 39
    (f)   Commercial Practices.............................................. 40
  SECTION 2.5  Notes........................................................ 41
    (a)   Revolving Notes................................................... 41
    (b)   Term Notes........................................................ 41
    (c)   Swing Line Note................................................... 42
    (d)   Recording of Amounts.............................................. 42
  SECTION 2.6  Mandatory Principal Payments................................. 42
    (a)   Scheduled Amortization............................................ 42
    (b)   Mandatory Prepayments upon Certain Events......................... 43
    (c)   Accompaniment of Interest; Eurodollar Costs....................... 47
    (d)   Application of LC Cash Collateral................................. 47
    (e)   Overadvance....................................................... 48
  SECTION 2.7  Interest..................................................... 48

    (a)   Base Rate Loans.................................................  48
    (b)   Eurodollar Loans................................................  48
    (c)   Default Interest................................................  49
    (d)   Swing Line Loans................................................  49
  SECTION 2.8  Voluntary Prepayments......................................  49
  SECTION 2.9  Termination and Reduction of the Commitments...............  50
    (a)   Mandatory Termination and Reductions............................  50
    (b)   Voluntary Termination and Reductions............................  50
    (c)   Application of Reductions.......................................  51
  SECTION 2.10  Voluntary Conversion of Loans.............................  51
    (a)   Notice..........................................................  51
    (b)   Requirements....................................................  52
  SECTION 2.11  Fees......................................................  52
    (a)   Commitment Fees.................................................  52
    (b)   Letter of Credit Fees...........................................  52
    (c)   Facing Fees.....................................................  52
    (d)   Letter of Credit Administration.................................  52
    (e)   Agent Fees......................................................  53
  SECTION 2.12  Payments and Computations.................................  53
    (a)   Payments........................................................  53
    (b)   Charging of Accounts............................................  53
    (c)   Computations....................................................  53
    (d)   Payment on Business Day.........................................  54
    (e)   Presumption of Payment..........................................  54
  SECTION 2.13  Sharing of Payments, Etc..................................  54
  SECTION 2.14  Taxes.....................................................  55
    (a)   Net Payments....................................................  55
    (b)   Payment of Other Taxes..........................................  55
    (c)   Indemnification.................................................  55
    (d)   Evidence of Payments............................................  55
    (e)   Withholding Tax Exemption.......................................  56
    (f)   Withholding Taxes...............................................  56
    (g)   Indemnification.................................................  56
    (h)   Participants....................................................  57
  SECTION 2.15  Illegality................................................  57
  SECTION 2.16  Increased Costs...........................................  57
    (a)   Increase in Expenses............................................  57
    (b)   Increase in Capital Requirements................................  57
  SECTION 2.17  Interest Rate Determination and Protection................  58
    (a)   Notice of Eurodollar Rate.......................................  58
    (b)   Inability to Provide Information................................  58
    (c)   Suspension of Eurodollar Loans..................................  58
    (d)   Failure to Select Duration......................................  59
  SECTION 2.18  Funding Losses............................................  59
  SECTION 2.19  Domestic and Eurodollar Lending Offices...................  59

  SECTION 2.20  Replacement Lenders....................................... 60

                                  ARTICLE III
                             CONDITIONS OF LENDING

  SECTION 3.1  Condition Precedent to the Closing Date.................... 60
    (a)   Payment of Fees and Expenses.................................... 61
    (b)   Loan Documents.................................................. 61
    (c)   Security Interests.............................................. 62
    (d)   Outstanding Letters of Credit................................... 63
    (e)   Corporate Documents............................................. 64
    (f)   Legal Opinions.................................................. 64
    (g)   Insurance Coverage.............................................. 65
    (h)   Other Deliveries................................................ 65
    (i)   Market Conditions............................................... 66
    (j)   The Transactions................................................ 66
  SECTION 3.2  Conditions Precedent to Each Credit Event.................. 68
    (a)   Notice of Borrowing or Request of LC Issuance................... 68
    (b)   Certification................................................... 68

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

  SECTION 4.1  Representations and Warranties of Borrower................. 69
    (a)   Organization.................................................... 69
    (b)   Power and Authority............................................. 69
    (c)   Due Authorization............................................... 69
    (d)   Binding and Enforceable......................................... 69
    (e)   Subsidiaries.................................................... 70
    (f)   Indebtedness.................................................... 70
    (g)   Liens........................................................... 70
    (h)   No Default...................................................... 70
    (i)   Governmental and Other Approvals................................ 70
    (j)   Litigation...................................................... 70
    (k)   Financial Information........................................... 71
    (l)   Material Adverse Change......................................... 72
    (m)   Compliance...................................................... 72
    (n)   Payment of Taxes................................................ 72
    (o)   Security Interests.............................................. 72
    (p)   Title to Property............................................... 72
    (q)   Real Property................................................... 73
    (r)   Conduct of Business............................................. 73
    (s)   Investment Company.............................................. 73
    (t)   Margin Stock.................................................... 73
    (u)   Registration of Notes........................................... 73

    (v)   Health Care Permits................................................73
    (w)   Environmental Matters..............................................74
    (x)   ERISA Compliance...................................................75
    (y)   Solvency...........................................................76
    (z)   Restrictions on Dividends..........................................77
    (aa)  Full Disclosure....................................................77
    (ab)  Transaction Documents..............................................78

                                   ARTICLE V
                             COVENANTS OF BORROWER

  SECTION 5.1  Financial Covenants...........................................78
    (a)   Maximum Leverage Ratio.............................................78
    (b)   Minimum Interest Coverage Ratio....................................78
    (c)   Maximum Debt Coverage Ratio........................................79
    (d)   Maximum Rental Expense.............................................79
  SECTION 5.2  Reporting Covenants...........................................79
    (a)   Quarterly Financial Statements.....................................79
    (b)   Annual Financial Statements........................................80
    (c)   Compliance Certificate.............................................80
    (d)   Annual Operating and Cash Budget...................................81
    (e)   Management Letter..................................................81
    (f)   Notice of Default..................................................81
    (g)   Notice of Litigation...............................................81
    (h)   Security Holder Materials and SEC Filings..........................81
    (i)   Environmental Claims...............................................81
    (j)   ERISA Notices......................................................82
    (k)   Health Care Permit Violation.......................................82
    (l)   Notice of Material Event or Circumstance...........................82
    (m)   Notice of HRPT Negotiations........................................82
    (n)   Notice of Lease Default............................................82
    (o)   Tax Allocation Agreement Matters...................................83
    (p)   Other Information..................................................83
  SECTION 5.3  Affirmative Covenants of Borrower and Its Subsidiaries........83
    (a)   Preservation of Corporate Existence, Etc...........................83
    (b)   Maintenance of Property and Assets.................................83
    (c)   Insurance..........................................................84
    (d)   Compliance With Laws...............................................84
    (e)   Payment of Obligations.............................................84
    (f)   Use of Proceeds....................................................84
    (g)   Inspection of Property and Books and Records.......................85
    (h)   New Subsidiaries...................................................85
    (i)   Real Property Acquisition..........................................86
    (j)   Real Property Liens................................................86
    (k)   Further Assurances.................................................88

    (l)   Disclosure Updates..............................................   88
    (m)   Environmental Laws..............................................   89
    (n)   Health Care Permits and Approvals...............................   89
    (o)   Permitted Acquisitions..........................................   89
  SECTION 5.4  Negative Covenants of Borrower and Its Subsidiaries........   90
    (a)   Liens...........................................................   90
    (b)   Limitation on Indebtedness......................................   92
    (c)   Limitation on Contingent Obligations............................   95
    (d)   Restricted Payments.............................................   95
    (e)   Consolidation, Merger, Sale of Assets...........................   97
    (f)   Capital Expenditures............................................   98
    (g)   Loans and Investments...........................................   98
    (h)   Conduct of Business.............................................  100
    (i)   Transactions With Affiliates....................................  100
    (j)   Compliance With ERISA...........................................  100
    (k)   Amendments to Corporate Documents...............................  101
    (l)   Compliance With Environmental Laws..............................  101
    (m)   Health Care Permits and Approvals...............................  101
    (n)   Lease Agreement.................................................  101
    (o)   Accounting Changes..............................................  102
    (p)   Transfer of Collateral to HRPT..................................  102
    (q)   Tax Matters.....................................................  102

                                  ARTICLE VI
                               EVENTS OF DEFAULT


  SECTION 6.1  Events of Default..........................................102
    (a)   Non-Payment of Principal........................................102
    (b)   Non-Payment of Other Amounts....................................103
    (c)   Representations and Warranties..................................103
    (d)   Financial and Negative Covenants................................103
    (e)   Reporting and Affirmative Covenants.............................103
    (f)   Other Covenants.................................................103
    (g)   Bankruptcy......................................................103
    (h)   Judgments.......................................................103
    (i)   Loan Documents..................................................104
    (j)   Collateral Documents............................................104
    (k)   ERISA...........................................................104
    (l)   Environmental...................................................104
    (m)   Indebtedness....................................................104
    (n)   Tax Matters.....................................................105
    (o)   Material Leases.................................................105

                                  ARTICLE VII
                                     AGENTS

  SECTION 7.1  Appointment..................................................106
  SECTION 7.2  Nature of Duties.............................................106
  SECTION 7.3  Exculpatory Provisions.......................................106
  SECTION 7.4  Reliance by Agents...........................................107
  SECTION 7.5  Non-Reliance on Agents and Other Lenders.....................107
  SECTION 7.6  Notice of Default............................................108
  SECTION 7.7  Indemnification..............................................108
  SECTION 7.8  The Agents in their Individual Capacity......................109
  SECTION 7.9  Successor Agents.............................................109
  SECTION 7.10  Collateral Matters..........................................109
    (a)   Perfection of Security Interest...................................109
    (b)   Authority to Release Collateral...................................110
    (c)   Release on Sale...................................................110
    (d)   Release on Repayment..............................................110
    (e)   Collateral Documents..............................................111
    (f)   Actions under Third Party Consents................................111

                                 ARTICLE VIII
                                 MISCELLANEOUS

  SECTION 8.1  Amendments...................................................111
  SECTION 8.2  Notices......................................................112
  SECTION 8.3  No Waiver; Remedies..........................................114
  SECTION 8.4  Costs, Expenses and Taxes....................................114
  SECTION 8.5  Right of Set-off.............................................114
  SECTION 8.6  Indemnity....................................................115
    (a)   General Indemnity.................................................115
    (b)   Environmental Indemnity...........................................115
    (c)   Limitation........................................................115
  SECTION 8.7  Assignments and Participations...............................116
    (a)   Permitted Assignment..............................................116
    (b)   Effect of Assignment..............................................116
    (c)   Maintenance of Agreements.........................................117
    (d)   Procedure.........................................................117
    (e)   Participations....................................................118
    (f)   Assignment to Federal Reserve Bank................................119
    (g)   Additional Information............................................119
  SECTION 8.8  LC Bank......................................................119
  SECTION 8.9  Binding Effect...............................................119
  SECTION 8.10  GOVERNING LAW...............................................120
  SECTION 8.11  Dispute Resolution..........................................120
    (a)   Arbitration.......................................................120
    (b)   Preservation and Limitation of Remedies...........................121
  SECTION 8.12  Confidentiality.............................................121
  SECTION 8.13  Limitation of Liability.....................................122

  SECTION 8.14  Entire Agreement............................................122
  SECTION 8.15  Execution in Counterparts...................................122
  SECTION 8.16  Survival....................................................122
  SECTION 8.17  Severability................................................123
  SECTION 8.18  Construction................................................123

LIST OF EXHIBITS

  Exhibit A-1            Form of Revolving Note
  Exhibit A-2            Form of Term Note
  Exhibit A-3            Form of Swing Line Note

  Exhibit B-1            Form of Notice of Borrowing
  Exhibit B-2            Form of Request for LC Issuance
  Exhibit B-3            Form of Notice of Continuance/Conversion

  Exhibit C-1            Form of Subsidiary Guaranty
  Exhibit C-2            Form of Borrower Pledge and Security Agreement
  Exhibit C-3            Form of Subsidiary Pledge and Security Agreement
  Exhibit C-4            Form of Subsidiary Joinder
  Exhibit C-5            Form of Intercompany Note
  Exhibit C-6            Form of Agency Account Agreement
  Exhibit C-7            Form of Mortgage
  Exhibit C-8            Form of Perfection Certificate
  Exhibit C-9            Form of Financial Condition Certificate

  Exhibit D-1            Form of Opinion of Counsel for Borrower
  Exhibit D-2            Form of Opinion of Local Counsel

  Exhibit E-1            Form of Compliance Certificate
  Exhibit E-2            Form of Assignment and Acceptance


LIST OF SCHEDULES

  Schedule I             Lenders, Commitments and Lending Offices
  Schedule 2.4(g)        Outstanding Letters of Credit
  Schedule 4.1(e)(i)     Subsidiaries of Borrower
  Schedule 4.1(e)(ii)    Encumbered Subsidiaries
  Schedule 4.1(i)        Approvals and Consents
  Schedule 4.1(j)        Litigation
  Schedule 4.1(q)        Real Property
  Schedule 4.1(v)        Health Care Permits
  Schedule 4.1(w)        Environmental Matters
  Schedule 4.1(x)        ERISA Compliance
  Schedule 4.1(z)        List of Material Agreements With Dividend Restrictions
  Schedule 5.4(a)        Existing Liens
  Schedule 5.4(b)        Existing Indebtedness
  Schedule 5.4(c)        Existing Contingent Obligations
  Schedule 5.4(g)        Existing Loans and Investments

                               CREDIT AGREEMENT


          This CREDIT AGREEMENT, dated as of February 12, 1997, is made by and among NEW GRANCARE, INC., a Delaware corporation, as Borrower, the financial institutions signatory hereto, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Administrative Agent and LC Bank, and THE CHASE MANHATTAN BANK, as Syndication Agent.

          Borrower (such term, and all other capitalized terms herein, being used as hereinafter defined) has requested the Lenders to extend credit to Borrower in the aggregate principal amount of up to $300,000,000, as more completely described herein. The Lenders are willing to extend such credit to Borrower upon the terms and subject to the conditions set forth herein. Accordingly, Borrower, the Lenders, Administrative Agent, Syndication Agent and LC Bank agree as follows:


                                   ARTICLE I
                       DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.1  Certain Defined Terms.  As used in this Agreement, the
                       ---------------------
following terms shall have the following meanings:

          "Acquired Indebtedness" has the meaning provided in Section
           ---------------------
5.4(b)(vi).

          "Acquisition" means any acquisition, whether in a single transaction
           -----------
or series of related transactions, by Borrower or any one or more of its Subsidiaries of (a) all or a substantial part of the assets, or a going business, unit or division, of any Person, whether through purchase of assets or securities, by merger or otherwise; (b) control of at least a majority of securities of a corporation ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; or
(c) control of a greater than 50% ownership interest in a partnership, joint venture or other Person.

          "Acquisition Loan" and "Acquisition Loans" have the meanings provided
           ----------------       -----------------
in Section 2.1(b).

          "Acquisition Loan Subfacility" means a revolving loan subfacility
           ----------------------------
pursuant to which the Lenders shall make Acquisition Loans as provided in
Section 2.1(b).

          "Administrative Agent" means First Union, in its capacity as
           --------------------
administrative agent for the Lenders hereunder, and any successor administrative agent.

          "Affiliate" of a specified Person means any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified. For purposes of the foregoing, "control," "controlled by" and "under common control with" with respect to any Person means (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise, or (ii) the ownership of more than 15% of the voting securities of, or other equity interests in, such Person.

          "Agency Account Agreement" has the meaning provided in Section
           ------------------------
3.1(b)(ix).

          "Agent Fees" has the meaning provided in Section 2.11(e).
           ----------

          "Agents" means Administrative Agent and Syndication Agent.
           ------

          "Aggregate Stated Amount" means, at any time, the aggregate Stated
           -----------------------
Amount of all Letters of Credit issued and outstanding under this Agreement at such time.

          "Agreement" means this Credit Agreement, as such agreement may be
           ---------
amended, modified or supplemented from time to time.

          "Ancillary Agreements" has the meaning given to such term in the
           --------------------
Distribution Agreement.

          "Applicable Lending Office" means, with respect to each Lender, such
           -------------------------
Lender's Domestic Lending Office in the case of a Base Rate Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Loan.

          "Approved Hedging Agreement" means any Hedging Agreement which (i) is
           --------------------------
entered into by Borrower with any Lender or group of Lenders; (ii) relates to
(x) interest rate exposure of Borrower or any of its Subsidiaries with respect to Indebtedness permitted pursuant to this Agreement and/or (y) foreign exchange exposure of Borrower or any of its Subsidiaries with respect to the operations of Borrower or any of its Subsidiaries; and (iii) is in form and substance satisfactory to and approved in writing by Administrative Agent.

          "Asset Sale" means any sale, lease, transfer, assignment or other
           ----------
disposition of assets, business units, individual business assets or property of Borrower or any of its Subsidiaries, whether tangible or intangible, including the sale, transfer or disposition of any capital stock or real property; provided, however, that any Permitted Asset Disposition shall not be deemed to
--------  -------
be an Asset Sale; provided, further, that the foregoing definition shall not be
                  --------  -------
deemed to imply that any such Asset Sale is permitted under this Agreement.

          "Asset Sale Account" has the meaning provided in Section 2.6(b)(i).
           ------------------

          "Assignment and Acceptance" means an assignment and acceptance, in
           -------------------------
substantially the form of Exhibit E-2 hereto, entered into by a Lender and an
                          -----------
Eligible Assignee and accepted by Administrative Agent.

          "Authorized Officer" means the chief executive officer, president, any
           ------------------
executive vice president, the principal financial officer, the chief accounting officer, the secretary, the controller or the treasurer of Borrower.

          "Available Acquisition Commitment" means, at any time, the Total
           --------------------------------
Revolving Credit Commitments at such time minus the Outstanding Working Capital Credit at such time.

          "Base Rate" means, for any day, a fluctuating interest rate per annum
           ---------
equal to the higher of: (i) the then effective rate of interest announced publicly by First Union, from time to time, as its prime rate; and (ii) the then Federal Funds Rate plus 0.50%.

          "Base Rate Loan" means a Loan which bears interest at the Base Rate
           --------------
plus the Base Rate Margin as provided in Section 2.7(a).

          "Base Rate Margin" means (i) 0.50% per annum, for interest accrued
           ----------------
from the Closing Date to the first Rate Adjustment Date to occur after the Closing Date; and (ii) from each Rate Adjustment Date after the Closing Date to the subsequent Rate Adjustment Date, the Base Rate Margin in the following table set forth opposite the Senior Debt Ratio as of the last day of the fiscal quarter immediately preceding such Rate Adjustment Date:

    Senior Debt Ratio       Base Rate Margin   Pricing Level
--------------------------  -----------------  -------------

Less than 2.50                   0.00%            Tier I

Greater than or equal to         0.00%            Tier II
2.50 and less than 3.00

Greater than or equal to         0.00%            Tier III
3.00 and less than 3.50

Greater than or equal to         0.25%            Tier IV
3.50 and less than 4.00

Greater than or equal to         0.50%            Tier V
4.00

Notwithstanding the foregoing, (x) in order for Borrower to qualify for the Tier I pricing level, the Debt Coverage Ratio must be less than 3.00 as of the last day of the fiscal quarter immediately preceding such Rate Adjustment Date; (y) if on any Rate Adjustment Date, Borrower has failed to deliver the financial statements required to be delivered pursuant to Sections 5.2(a) and 5.2(b), as applicable, and the Compliance Certificate required to be delivered pursuant to
Section 5.2(c) for the fiscal quarter immediately preceding such Rate Adjustment Date, then (i) the Base Rate Margin shall be adjusted to the Tier V pricing level on such Rate Adjustment Date, and (ii) the date of delivery of such financial statements and Compliance Certificate shall be treated as a Rate Adjustment Date if no Default or Event of Default has occurred and is continuing on the date of such delivery; and (z) if a Default or Event of Default has occurred and is continuing on any Rate Adjustment Date, then no decrease in the Base Rate Margin shall occur on such Rate Adjustment Date. Any calculation pursuant to clause
(y)(i) in the preceding sentence shall not excuse or limit the remedies available for any Default or Event of Default as a result of the failure to deliver such financial statements or Compliance Certificate.

          "Borrower" means New GranCare, Inc., a Delaware corporation, which
           --------
immediately following the effectiveness of the Merger shall change its corporate name to GranCare, Inc., and its successors.

          "Borrower Pledge and Security Agreement" has the meaning provided in
           --------------------------------------
Section 3.1(b)(vii).

          "Borrower Prospectus" means the Prospectus, dated January 8, 1997,
           -------------------
relating to the common stock of Borrower, filed by GranCare with the SEC and distributed to the Shareholders in connection with the Distribution.

          "Borrowing" means the incurrence by Borrower on a single date of a
           ---------
group of Loans of a single Class and Type (or, in the case of Swing Line Loans, a Swing Line Loan made by Swing Line Lender) and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          "Borrowing Date" has the meaning provided in Section 2.3(a).
           --------------

          "Breakage Costs" has the meaning provided in Section 2.18.
           --------------

          "Business Day" means any day except a Saturday or Sunday or a day when
           ------------
commercial banks are authorized or required by law to be closed in Charlotte, North Carolina, and Atlanta, Georgia, and, if the applicable Business Day relates to any Eurodollar Loan, also means any day except any day on which commercial banks are not open for international business (including dealings in dollar deposits) in London.

          "Capital Expenditures" means, for any period, the amount of all
           --------------------
expenditures (whether paid in cash or accrued as liabilities) during such period by Borrower or any of its Subsidiaries that, in conformity with GAAP, are or are required to be included as capital expenditures in the consolidated cash flow statements of Borrower and its Subsidiaries.

          "Capital Lease" means, with respect to any Person, any lease of any
           -------------
property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person.

          "Capital Lease Obligations" means, with respect to any Person, any and
           -------------------------
all lease obligations of such Person and its Subsidiaries on a consolidated basis that, in accordance with GAAP, have been or are required to be capitalized on the books of such Person and its Subsidiaries.

          "Cash Equivalents" means:
           ----------------

             (i) securities issued or fully guaranteed or insured by the United States government or any agency thereof and backed by the full faith and credit of the United States having a maturity of not more than one year from the date of acquisition;

             (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, rated A by S&P or A by Moody's;

             (iii) certificates of deposit, time deposits, Eurodollar time deposits, or bankers' acceptances having in each case a tenor of not more than one year, issued by any Lender, or by an United States commercial bank having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated at least A-1 by S&P or P-1 by Moody's;

             (iv) certificates of deposit in an amount less than or equal to $100,000 in the aggregate issued by any other bank insured by the Federal Deposit Insurance Corporation;

             (v) commercial paper or bankers acceptances of an issuer rated at least A-1 by S&P or P-1 by Moody's and, in either case, having a tenor of not more than one year; and

             (vi)   money market funds invested in one or more of the foregoing.

          "Casualty Event" means, with respect to any property (including any
           --------------
interest in property) of Borrower or any of its Subsidiaries, any loss of, damage to, or condemnation or other taking of, such property for which Borrower or such Subsidiary receives insurance proceeds, proceeds of a condemnation award or other compensation (other than business interruption insurance proceeds).

          "Change of Control" means the occurrence of any of the following:  (a)
           -----------------
if the Distribution shall not have occurred, (i) GranCare shall fail to own 100% of the outstanding capital stock of Borrower; (ii) at any time, any Person or group of Persons (within the meaning of Section 13(d) of the Exchange Act) owns beneficially (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act, or any successor or replacement regulation), 30% or more of the issued and outstanding shares of capital stock of GranCare having ordinary voting power for the election of directors of GranCare (or, if lower, the percentage of such issued and outstanding shares that would, upon the lapse of time or the occurrence of certain events, permit Borrower's stockholders (other than the acquiring Person or group) to exercise stock purchase rights pursuant to any stockholder rights plan then in effect); (iii) at any time, a majority of the members of the board of directors of GranCare shall not be Continuing Directors; or (iv) a majority of the directors who are Continuing Directors as of any date shall resign within a four-month period after such date; and (b) if the Distribution shall have occurred, (i) at any time, any Person or group of Persons (within the meaning of Section 13(d) of the Exchange Act and the regulations promulgated thereunder) owns beneficially (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act, or any successor or replacement regulation), 30% or more of the issued and outstanding shares of capital stock of Borrower having ordinary voting power for the election of directors of Borrower (or, if lower, the percentage of such issued and outstanding shares that would, upon the lapse of time or the occurrence of certain events, permit Borrower's stockholders (other than the acquiring Person or group) to exercise stock purchase rights pursuant to any stockholder rights plan then in effect); (ii) at any time, a majority of the members of the board of directors of Borrower shall not be Continuing Directors; or (iii) a majority of the directors who are Continuing Directors as of any date shall resign within a four-month period after such date.

          "Class" has the meaning provided in Section 1.3.
           -----

          "Closing Date" means the date, not later than February 28, 1997, on
           ------------
which all of the conditions precedent set forth in Sections 3.1 and 3.2 are satisfied or waived in writing by the Required Lenders or the Agents, as applicable.

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
regulation promulgated thereunder.

          "Collateral" means all property which is subject or becomes subject to
           ----------
the security interests or Lien granted by any of the Collateral Documents.

          "Collateral Documents" means, collectively, the Borrower Pledge and
           --------------------
Security Agreement, the Subsidiary Pledge and Security Agreement, all Subsidiary Joinders, the Mortgages, if any, and all other security agreements, collateral assignments and other instruments, documents and agreements at any time delivered to Administrative Agent to create or evidence Liens to secure the Obligations or any guaranty thereof, and any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

          "Commitment" means, with respect to any Lender, such Lender's
           ----------
Revolving Credit Commitment and Term Loan Commitment, as applicable.

          "Commitment Fee" and "Commitment Fees" have the meanings provided in
           --------------       ---------------
Section 2.11(a).

          "Commitment Fee Margin" means (i) 0.375% per annum, for the Commitment
           ---------------------
Fee accrued from the Closing Date to the first Rate Adjustment Date to occur after the Closing Date; and (ii) from each Rate Adjustment Date after the Closing Date to the subsequent Rate Adjustment Date, the Commitment Fee Margin in the following table set forth opposite the Senior Debt Ratio as of the last day of the fiscal quarter immediately preceding such Rate Adjustment Date:


Senior Debt Ratio        Commitment Fee Margin        Pricing Level
-----------------        ---------------------        -------------

Less than 2.50                     0.250%         Tier I

Greater than or equal to           0.250%         Tier II
2.50 and less than 3.00

Greater than or equal to           0.300%         Tier III
3.00 and less than 3.50

Greater than or equal to           0.375%         Tier IV
3.50 and less than 4.00

Greater than or equal to           0.375%         Tier V
4.00

Notwithstanding the foregoing, (x) in order for Borrower to qualify for the Tier I pricing level, the Debt Coverage Ratio must be less than 3.00 as of the last day of the fiscal quarter immediately preceding such Rate Adjustment Date; (y) if on any Rate Adjustment Date, Borrower has failed to deliver the financial statements required to be delivered pursuant to Sections 5.2(a) and 5.2(b), as applicable, or the Compliance Certificate required to be delivered pursuant to
Section 5.2(c) for the fiscal quarter immediately preceding such Rate Adjustment Date, then (i) the Commitment Fee Margin shall be adjusted to the Tier V pricing level on such Rate Adjustment Date, and (ii) the date of delivery of such financial statements and Compliance Certificate shall be treated as a Rate Adjustment Date if no Default or Event of Default has occurred and is continuing on the date of such delivery; and (z) if a Default or Event of Default has occurred and is continuing on any Rate Adjustment Date, then no decrease in the Commitment Fee Margin shall occur on such Rate Adjustment Date. Any calculation pursuant to clause (y)(i) in the preceding sentence shall not excuse or limit the remedies available for any Default or Event of Default as a result of the failure to deliver such financial statements or Compliance Certificate.

          "Compliance Certificate" has the meaning provided in Section 5.2(c).
           ----------------------

          "Compliance Date" means (i) the date on which any Notice of Borrowing,
           ---------------
Request for LC Issuance, Notice of Continuance/Conversion or Compliance Certificate is delivered to Administrative Agent; and (ii) any Borrowing Date or LC Issuance Date.

          "Consent Solicitation" means a consent solicitation, conducted by
           --------------------
GranCare and mailed to holders of the outstanding 9 3/8% Senior Notes together with the Tender Offer, to obtain the approval of such holders of the transactions contemplated by the Distribution Agreement and the Merger Agreement and of certain amendments to the 9 3/8% Senior Note Indenture.

          "Contingent Obligation" means, as applied to any Person, any direct or
           ---------------------
indirect liability of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligation") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (i) to purchase, repurchase or otherwise acquire any such primary obligation or any property constituting direct or indirect security therefor; or (ii) to advance or provide funds (A) for the payment or discharge of any such primary obligation, or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor; or (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation of any Person shall be deemed to be an amount equal to the maximum amount of such Person's liability with respect to the stated or determinable amount of the primary obligation for which such Contingent Obligation is incurred or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

          "Continuing Director" means a director who (i) was a member of the
           -------------------
board of directors of Borrower on the Closing Date, or of GranCare at any time prior to the Closing Date, as applicable, or (ii) was nominated to be a member of the board of directors by a majority of the Continuing Directors then in office to fill a vacancy left by death, retirement or voluntary resignation of a director.

          "Convert," "Conversion" and "Converted" each refer to a conversion of
           -------    ----------       ---------
Loans of one Type into Loans of another Type pursuant to Section 2.10.

          "Convertible Subordinated Debt" means the Indebtedness, in the
           -----------------------------
original principal amount of $60,000,000, issued by Borrower under the Convertible Subordinated Debt Indenture.

          "Convertible Subordinated Debt Indenture" means that certain
           ---------------------------------------
Indenture, dated as of January 29, 1993, by and between GranCare, as issuer, and First Fidelity Trust Company, New York, as trustee, as amended.

          "Debt" means, as applied to any Person and in each case determined on
           ----
a consolidated basis in conformity with GAAP (without duplication): (i) all obligations for borrowed money (whether by loan or the issuance of debt securities or otherwise); (ii) all obligations evidenced by bonds, debentures, notes, or other similar instruments; (iii) all Capital Lease Obligations; (iv) all obligations or liabilities of others secured by a Lien on any property or asset of such Person, irrespective of whether such obligation or liability is assumed; (v) all obligations owed for all or any part of the deferred purchase price of property, assets, or services that are due more than 12 months after the date of the incurrence of the obligation in respect thereto; and (vi) all Unfunded Pension Liabilities of such Person or any of its Subsidiaries, to the extent the aggregate amount of all such Unfunded Pension Liabilities exceeds $1,000,000.

          "Debt Coverage Ratio" means, as of any date of determination, the
           -------------------
ratio obtained by dividing (i) the amount of Indebtedness required under GAAP to be recorded on the balance sheet of Borrower and its Subsidiaries, plus all other Indebtedness of Borrower and its

Subsidiaries other than Indebtedness of the type described in clause (vii) of the definition of Indebtedness, all on a consolidated basis as of such date of determination, by (ii) EBITDA for the Reference Period with respect to such date of determination.

          "Debt Issuance" means any issuance, incurrence or sale by Borrower or
           -------------
any of its Subsidiaries of any Subordinated Debt, whether in a public offering or otherwise.

          "Default" means any event or condition which with notice, the passage
           -------
of time or both would constitute an Event of Default.

          "Distribution" means the distribution by GranCare to the Shareholders
           ------------
of all the capital stock of Borrower on the Closing Date pursuant to the terms set forth in the GranCare Proxy Statement.

          "Distribution Agreement" means the Amended and Restated Agreement and
           ----------------------
Plan of Distribution, dated as of September 3, 1996, by and between GranCare and Borrower, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof.

          "Dollars" and "$" means United States dollars or such coin or currency
           -------       -
of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America.

          "Domestic Lending Office" means, with respect to any Lender, the
           -----------------------
office of such Lender specified as its "Domestic Lending Office" beneath its name on Schedule I hereto or in any Assignment and Acceptance pursuant to which
        ----------
it became a Lender, or such other office of such Lender as such Lender may from time to time specify to Borrower and Administrative Agent as its Domestic Lending Office pursuant to Section 2.19.

          "Drawing Payment" means any payment by LC Bank honoring a drawing
           ---------------
under any Letter of Credit.

          "EBITDA" means, for any period, the sum of (i) Net Income for such
           ------
period, (ii) depreciation and amortization included in calculating such Net Income, (iii) Interest Expense for such period and (iv) Tax Expense for such period.

          "EBITDAR" means, for any period, the sum of (i) Net Income for such
           -------
period, (ii) depreciation and amortization included in calculating such Net Income, (iii) Interest Expense for such period, (iv) Tax Expense for such period and (v) Rental Expense for such period.

          "Eligible Assignee" means (i) a commercial bank organized under the
           -----------------
laws of the United States, any state thereof or the District of Columbia and having total assets in excess of $1,000,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the OECD, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000; provided that such bank is acting through a branch or
                          --------
agency located
in the United States; (iii) a finance company, insurance or other financial institution or fund that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $200,000,000; (iv) any Affiliate of an existing Lender; and
(v) any other Person approved by Administrative Agent and Borrower.

          "Encumbered Subsidiary" means any Subsidiary of Borrower (other than
           ---------------------
GCI Indemnity) with respect to which Administrative Agent, LC Bank and the Lenders do not have a first priority perfected Lien on a majority of the assets of such Subsidiary.

          "Environmental Claims" means any and all administrative, regulatory or
           --------------------
judicial actions or causes of action, suits, obligations, liabilities, losses, proceedings, executory decrees, judgments, penalties, fees, demands, demand letters, orders, directives, claims (including any claims involving liability in tort, strict, absolute or otherwise), liens, notices of noncompliance or violation, or legal fees or costs of investigations or proceedings (hereinafter "Claims"), relating in any way to any Environmental Law or any Environmental
 ------
Permit, or arising from the presence, discharge, emission or release (or alleged presence, discharge, emission or release) on, in or under any property, whether or not owned by Borrower or any Subsidiary, or into the environment of any Hazardous Materials, including any and all Claims by any Governmental Authority or by any third party for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law or any alleged injury or threat of injury to property, health, safety, natural resources or the environment.

          "Environmental Laws" means all federal, state and local laws, common
           ------------------
laws, statutes, rules, regulations, ordinances and codes, and any judicial or administrative interpretation thereof or requirement thereunder, including any judicial or administrative order, by any Governmental Authority, relating to the environment, health, safety and land use, the regulation or protection of human health, safety, the environment and natural resources, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act ("EPCRA"), as such laws have been and may be amended
                              -----
from time to time, and any analogous state laws, common laws, statutes, rules, regulations, ordinances and codes.

          "Environmental Permit" means any license, permit, authorization,
           --------------------
registration or approval issued or required under any Environmental Law.

          "Equity Issuance" means (i) any issuance of any equity interest by
           ---------------
Borrower and/or any Subsidiary of Borrower to any party other than (A) a Subsidiary of Borrower or (B) an officer, employee or director of Borrower or any Subsidiary of Borrower and (ii) any contribution of capital to Borrower or any Subsidiary of Borrower by any party that is not Borrower or a Subsidiary of Borrower; provided, however, that the term Equity Issuance shall not include (x)
          --------  -------
any issuance of equity in respect of warrants or options issued and outstanding as of the

Closing Date or (y) any issuance of equity as a part of the Purchase Price for a Permitted Acquisition.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and any regulation promulgated thereunder.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) under common control with Borrower or any Subsidiary of Borrower within the meaning of Sections 414(b), 414(c) or 414(m) of the Code.

          "ERISA Event" means (i) a Reportable Event with respect to a Qualified
           -----------
Plan or a Multiemployer Plan; (ii) a withdrawal by Borrower or any ERISA Affiliate from a Qualified Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) giving rise to any liability that would be reasonably likely to have a Material Adverse Effect; (iii) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan giving rise to any liability that would be reasonably likely to have a Material Adverse Effect; (iv) the filing of a notice of intent to terminate, in a distress termination, or the commencement of proceedings by the PBGC to terminate a Qualified Plan or Multiemployer Plan subject to Title IV of ERISA; (v) a failure to make required contributions to a Qualified Plan or Multiemployer Plan that would be reasonably likely to have a Material Adverse Effect; (vi) the imposition of any liability under Title VI of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate that would be reasonably likely to have a Material Adverse Effect; (vii) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Qualified Plan; (viii) Borrower or any ERISA Affiliate engages in a nonexempt prohibited transaction or otherwise become liable with respect to a nonexempt prohibited transaction, the consequences of which, in the aggregate, would be reasonably likely to have a Material Adverse Effect; or (ix) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by Borrower or any ERISA Affiliate with respect to any Qualified Plan for which Borrower or any of its Subsidiaries may be liable, the consequences of which, in the aggregate, would be reasonably likely to have a Material Adverse Effect.

          "Eurocurrency Liabilities" has the meaning assigned to that term in
           ------------------------
Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender, the
           -------------------------
office of such Lender specified as its "Eurodollar Lending Office" beneath its name on Schedule I hereto or in any Assignment and Acceptance pursuant to which
        ----------
it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrower and Administrative Agent as its Eurodollar Lending Office pursuant to Section 2.19.

          "Eurodollar Loan" means a Loan which bears interest at the Eurodollar
           ---------------
Rate plus the Eurodollar Rate Margin as provided in Section 2.7(b).

          "Eurodollar Rate" means, for any Interest Period for each Eurodollar
           ---------------
Loan comprising part of the same Borrowing, an interest rate per annum obtained by dividing (i) (y) the rate of interest appearing on Telerate Page 3750 (or any successor page) or (z) if no such rate is available, the rate of interest determined by Administrative Agent to be the rate or the arithmetic mean of rates (rounded upward, if necessary, to the nearest 1/16 of one percentage point) at which Dollar deposits in immediately available funds are offered by Administrative Agent to first-tier banks in the London interbank Eurodollar market, in each case under (y) and (z) above at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period for a period substantially equal to such Interest Period and in an amount substantially equal to the amount of Administrative Agent's Eurodollar Loan comprising part of such Borrowing, by (ii) the amount equal to 1.00 minus the Eurodollar Rate Reserve Percentage (expressed as a decimal) for such Interest Period. The Eurodollar Rate for the Interest Period for each Eurodollar Loan comprising part of the same Borrowing shall be determined by Administrative Agent two Business Days before the first day of such Interest Period (subject, however, to the provisions of Section 2.17).

          "Eurodollar Rate Margin" means (i) 1.75% per annum, for interest
           ----------------------
accrued from the Closing Date to the first Rate Adjustment Date to occur after the Closing Date; and (ii) from each Rate Adjustment Date after the Closing Date to the subsequent Rate Adjustment Date, the Eurodollar Rate Margin in the following table set forth opposite the Senior Debt Ratio as of the last day of the fiscal quarter immediately preceding such Rate Adjustment Date:

    Senior Debt Ratio       Eurodollar Rate Margin   Pricing Level
    -----------------       ----------------------   -------------
Less than 2.50                       0.75%               Tier I

Greater than or equal to             1.00%               Tier II
2.50 and less than 3.00

Greater than or equal to             1.25%               Tier III
3.00 and less than 3.50

Greater than or equal to             1.50%               Tier IV
3.50 and less than 4.00

Greater than or equal to             1.75%               Tier V
4.00

Notwithstanding the foregoing, (x) in order for Borrower to qualify for the Tier I pricing level, the Debt Coverage Ratio must be less than 3.00 as of the last day of the fiscal quarter immediately preceding such Rate Adjustment Date; (y) if on any Rate Adjustment Date, Borrower has failed to deliver the financial statements required to be delivered pursuant to Sections 5.2(a) and 5.2(b), as applicable, or the Compliance Certificate required to be delivered pursuant to
Section 5.2(c) for the fiscal quarter immediately preceding such Rate Adjustment Date, then (i) the Eurodollar Rate Margin shall be adjusted to the Tier V pricing level on such Rate Adjustment Date, and (ii) the date of delivery of such financial statements and Compliance Certificate shall be treated as a Rate Adjustment Date if no Default or Event of Default has occurred and is continuing on the date of such delivery; and (z) if a Default or Event of Default has occurred and is continuing on any Rate Adjustment Date, then no decrease in the Eurodollar Rate Margin shall occur on such Rate Adjustment Date. Any calculation pursuant to clause (y)(i) in the preceding sentence shall not excuse or limit the remedies available for any Default or Event of Default as a result of the failure to deliver such financial statements or Compliance Certificate.

          "Eurodollar Rate Reserve Percentage" means, for any Interest Period,
           ----------------------------------
the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, any emergency, supplemental or other marginal reserve requirement) for First Union with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

          "Event of Default" and "Events of Default" have the meanings provided
           ----------------       -----------------
in Section 6.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the regulations promulgated thereunder.

          "Expiration Date" means, for any Letter of Credit, 5:00 p.m.,
           ---------------
Charlotte time, on the earlier of (i) the Maturity Date and (ii) one year after the date of issuance of such Letter of Credit, subject to annual extension thereafter at the discretion of LC Bank, unless such Letter of Credit expires by its terms on an earlier date (or, if the Presentation Office is closed on such date for any reason, including any of the reasons set forth in Article 17 of the UCP, such date shall be extended to the next succeeding Business Day thereafter on which the Presentation Office is open).

          "Facilities" means the Revolving Credit Facilities and the Term Loan
           ----------
Facility.

          "Facing Fee" has the meaning provided in Section 2.11(c).
           ----------

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by First Union from three federal funds brokers of recognized standing selected by it.

          "Fee Estate" means any fee estate in real property owned by Borrower
           ----------
or any Subsidiary of Borrower.

          "Fee Letter" means the agreement set forth in that certain letter,
           ----------
dated September 3, 1996, by and between the Agents and GranCare, as amended by letter dated December 31, 1996, and as further amended, modified or supplemented from time to time.

          "Fees" means, collectively, the Commitment Fees, the Letter of Credit
           ----
Fees, the Facing Fees and the Agent Fees.

          "Financial Condition Certificate" has the meaning provided in Section
           -------------------------------
3.1(h)(ii).

          "FINOVA Subsidiaries" means GCI-Colter Village, Inc., an Arizona
           -------------------
corporation, GCI-Bella Vita, Inc., a Colorado corporation, and GCI-Wisconsin Properties, Inc., a Wisconsin corporation.

          "First Union" means First Union National Bank of North Carolina, and
           -----------
its successors.

          "GAAP" means generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accounts and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the United States accounting profession, which are applicable to the circumstances on the date of determination.

          "GCI Dividend" means the dividend made on the Closing Date by Borrower
           ------------
to GranCare in consideration for the Transferred Subsidiaries.

          "GCI Indemnity" means GCI Indemnity, Inc., an Hawaii corporation.
           -------------

          "GCI Intercompany Indebtedness" means any intercompany indebtedness
           -----------------------------
existing on the Closing Date of Borrower owed to GranCare, TeamCare or any Subsidiary of TeamCare.

          "GCI Properties" means GCI Properties, Inc., a California corporation.
           --------------

          "GCI Properties Merger" means the merger on or prior to the Closing
           ---------------------
Date of GCI Properties into Borrower, with Borrower as the surviving corporation.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GranCare" means GranCare, Inc., a California corporation, and its
           --------
successors.

          "GranCare Proxy Statement" means the Proxy Statement/Prospectus, dated
           ------------------------
January 8, 1997, filed by GranCare with the SEC in connection with the Merger and the Distribution.

          "Hazardous Materials" means, collectively, (i) flammable explosives,
           -------------------
radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, radon gas and petroleum products; and (ii) chemicals, materials, substances or wastes which are now or hereafter become defined as or included in the definition listing or identification of "hazardous substances," "special industrial wastes," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "medical waste," "infectious waste," "biomedical waste," "biohazardous waste," or words of similar import, under any applicable Environmental Law.

          "Health Care Facility" means a facility which provides any level of
           --------------------
geriatric care, home health care, medical care (including sub-acute care), assisted living service or rehabilitative services, whether licensed as a skilled nursing facility, intermediate care facility, personal care facility or hospital or any products or services reasonably related thereto.

          "Health Care Permit" means every accreditation, authorization,
           ------------------
certificate of need, license or permit that is required by any applicable Governmental Authority to own, lease, operate or manage a Health Care Facility of Borrower or any of its Subsidiaries.

          "Hedging Agreement" means (i) any foreign exchange contract, currency
          ------------------
swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement designed to protect against fluctuations in currency values; or (ii) any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement which is designed to protect against fluctuations in interest rates.

          "HRPT" means Health and Retirement Properties Trust, a real estate
           ----
investment trust formed under the laws of Maryland, and any successor thereto.

          "HRPT Intercreditor Agreement" means that certain Intercreditor
           ----------------------------
Agreement, to be entered into on or prior to the Closing Date between HRPT and Administrative Agent, as such agreement may be amended, modified or supplemented from time to time.

          "HRPT Subsidiaries" means AMS Properties, Inc., a Delaware
           -----------------
corporation, and GCI Health Care Centers, Inc., a Delaware corporation.

          "Inactive Subsidiary" means a Subsidiary of Borrower that carries on
           -------------------
no business operations or other activities and has aggregate assets of $100,000 or less.

          "Indebtedness" means, as applied to any Person and in each case
           ------------
determined on a consolidated basis in conformity with GAAP (without duplication): (i) all Debt; (ii) all reimbursement obligations with respect to surety bonds, letters of credit, bankers acceptances and similar instruments (in each case, whether or not matured); (iii) all obligations (contingent or otherwise) to purchase, retire or redeem any capital stock or any other equity interest of such Person; (iv) all monetary obligations measured by, or determined on the basis of, the value of any capital stock of such Person; (v) all obligations, whether or not such obligations constitute Indebtedness as defined in clauses (i) through (iv) above, secured by (or for which the holder of the obligation has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person or any Subsidiary of such Person, except such obligations that are secured by involuntary Liens; (vi) Contingent Obligations; and (vii) all monetary claims against Borrower or any Subsidiary of Borrower under Hedging Agreements; provided that the foregoing shall not include accounts payable of such Person incurred and paid in the ordinary course of business.

          "Indemnified Liabilities" has the meaning provided in Section 8.6(a).
           -----------------------

          "Indemnified Person" has the meaning provided in Section 8.6(a).
           ------------------

          "Intercompany Notes" has the meaning provided in Section 3.1(b)(v).
           ------------------

          "Interest Coverage Ratio" means, as of any date of determination, the
           -----------------------
ratio obtained by dividing (i) EBITDAR for the Reference Period with respect to such date of determination by (ii) the sum of (A) Interest Expense for such Reference Period and (B) Rental Expense for such Reference Period.

          "Interest Expense" means, for any period, the interest expense (net of
           ----------------
interest income) for such period of Borrower and its Subsidiaries on a consolidated basis, determined in conformity with GAAP.

          "Interest Period" means, for each Eurodollar Loan comprising part of
           ---------------
the same Borrowing, the period commencing on the date such Loan is initially made or the date of the Conversion of any Base Rate Loan into, or continuation of, a Eurodollar Loan and ending on the last day of the period selected by Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as Borrower may, upon notice received by Administrative Agent not later than 2:00 p.m., Charlotte time, three Business Days prior to the first day of such Interest Period, select; provided, however, that:
                                           --------  -------

          (i) Borrower may not select any Interest Period which ends after the Maturity Date;

          (ii) Borrower may not select any Interest Period with respect to Term Loans which ends after the date of any payment required under Section 2.6(a)(i) (each such date, a "Payment Date") unless, after giving effect to
                                   ------------
     such selection, the aggregate unpaid principal amount of Term Loans that are Base Rate Loans or that are Eurodollar Loans having Interest Periods which end on or prior to such Payment Date shall be at least equal to the principal amount of Term Loans due and payable on and prior to such Payment Date;

          (iii) Interest Periods commencing on the same date for Eurodollar Loans comprising part of the same Borrowing shall be of the same duration;

          (iv) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided that, if such extension would cause the last day of such Interest
     --------
     Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

          (v) Borrower may not have more than (a) three Interest Periods in effect at any one time with respect to the Term Loans or (b) six Interest Periods in effect at any one time with respect to the Revolving Loans.

          "LC Bank" means First Union, in its capacity as LC Bank hereunder, and
           -------
any successor thereto hereunder.

          "LC Cash Collateral" has the meaning provided in Section 2.6(b)(v).
           ------------------

          "LC Cash Collateral Account" has the meaning provided in Section
           --------------------------
2.6(b)(v).

          "LC Issuance Date" has the meaning provided in Section 2.4(b).
           ----------------

          "Leasehold Estate" means any interest in real property which is not a
           ----------------
Fee Estate and is enjoyed by Borrower or any Subsidiary of Borrower; provided
                                                                     --------
that the term of such interest is greater than 12 months.

          "Lender" means any financial institution signatory to this Agreement,
           ------
including Swing Line Lender, and any other financial institution that pursuant to Section 8.7 becomes a party to this Agreement.

          "Letter of Credit" and "Letters of Credit" have the meanings provided
           ----------------       -----------------
in Section 2.4(a).

          "Letter of Credit Exposure" means, at any time, (i) the sum of (a) the
           -------------------------
Aggregate Stated Amount at such time and (b) the aggregate Reimbursement Obligations not yet reimbursed by Borrower at such time as provided in Section 2.4(c), minus (ii) the amount of LC Cash Collateral, if any, held in the LC Cash Collateral Account. The Letter of Credit Exposure of any Revolving Credit Lender at any time shall mean its Pro Rata Portion of the aggregate Letter of Credit Exposure at such time.

          "Letter of Credit Fee" and "Letter of Credit Fees" have the meanings
           --------------------       ---------------------
provided in Section 2.11(b).

          "Letter of Credit Subfacility" means a letter of credit subfacility
           ----------------------------
pursuant to which LC Bank shall issue Letters of Credit for the account of Borrower as provided in Section 2.4.

          "Leverage Ratio" means, as of any date of determination, the ratio
           --------------
obtained by dividing (i) the amount of Indebtedness required under GAAP to be recorded on the balance sheet of Borrower and its Subsidiaries, plus all other Indebtedness of Borrower and its Subsidiaries other than Indebtedness of the type described in clause (vii) of the definition of Indebtedness, all on a consolidated basis as of such date of determination, by (ii) the sum of (A) such amount of Indebtedness and (B) the book value of stockholder's equity, plus (without duplication) the book value of preferred stock to the extent not included in stockholder's equity (each calculated on such date of determination for Borrower and its Subsidiaries on a consolidated basis), determined in conformity with GAAP.

          "Lien" means any mortgage, deed of trust, lien, pledge, charge,
           ----
security interest, hypothecation, assignment or encumbrance of any kind in respect of any asset, whether or not filed, recorded or otherwise perfected or effective under applicable law, as well as the interest of a vendor or lessor under any conditional sale agreement, capital or finance lease or other title retention agreement relating to such asset and any agreement to grant any of the foregoing.

          "Loan" means a loan by a Lender to Borrower pursuant to Article II,
           ----
and refers to a Working Capital Loan, an Acquisition Loan, a Swing Line Loan or a Term Loan.

          "Loan Documents" means this Agreement, the Notes, the Letters of
           --------------
Credit, the Subsidiary Guaranty, the Fee Letter, all Intercompany Notes, all Subsidiary Joinders, the Collateral Documents, the Approved Hedging Agreements, the Third Party Consents and all other guaranties and other agreements, instruments and written indicia of the Obligations delivered to Administrative Agent, Syndication Agent, LC Bank or any Lender by or on behalf of Borrower or any other Loan Party pursuant to or in connection with the transactions contemplated hereby.

          "Loan Parties" means Borrower and the Subsidiary Guarantors.
           ------------

          "Major Line of Business" means each of (i) home health care, (ii)
           ----------------------
contract management, (iii) facilities and (iv) corporate and others. For purposes of this definition, if the business of a Subsidiary of Borrower is not within one of the lines of business set forth in clause (i) through (iii), then such Subsidiary shall be included within clause (iv).

          "Margin Stock" has the meaning given to such term in Regulation U of
           ------------
the Board of Governors of the Federal Reserve System.

          "Material Adverse Change" means (i) with reference to any time or
           -----------------------
period prior to the Closing Date, a material adverse change in the business, properties, assets, liabilities, operations, prospects or condition (financial or otherwise) of GranCare and its Subsidiaries, taken as a whole, as compared with the business, properties, assets, operations, prospects or condition (financial or otherwise) of GranCare and its Subsidiaries, taken as a whole, as of December 31, 1995, and (ii) with reference to any time or period from and after the Closing Date, a material adverse change in the business, properties, assets, liabilities, operations, prospects or condition (financial or otherwise) of Borrower and those entities that are Subsidiaries of Borrower at the time of determination (the "Then Current Subsidiaries"), taken as a whole, as compared with the business, properties, assets, operations, prospects or condition (financial or otherwise) of Borrower and the Then Current Subsidiaries, taken as a whole, as of December 31, 1995 (irrespective of whether any such Then Current Subsidiary was a Subsidiary of Borrower as of December 31, 1995).

          "Material Adverse Effect" means (i) with reference to any time or
           -----------------------
period prior to the Closing Date, a material adverse effect on the business, properties, assets, liabilities, operations, prospects or condition (financial or otherwise) of GranCare and its Subsidiaries, taken as a whole, and (ii) with reference to any time or period from and after the Closing Date, (a) a material adverse effect on the business, assets, liabilities, financial condition, prospects or results of operations of Borrower and its Then Current Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Documents or (c) a material impairment of the rights of or benefits available to the Agents and the Lenders under the Loan Documents. In determining whether an individual event would result in a Material Adverse Effect, notwithstanding that such event does not itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

          "Material Environmental Claim" means one or more Environmental Claims
           ----------------------------
which, regardless of merit, may cause Borrower or any Subsidiary of Borrower to expend in the aggregate an amount in excess of $1,000,000 to defend against, settle and/or satisfy.

          "Material Lease" means any lease agreement with respect to a Health
           --------------
Care Facility or Health Care Facilities for which either (i) total revenues from such Health Care Facility or Health Care Facilities for the most recent Reference Period represent 3.25% or more of the consolidated revenues of Borrower and its Subsidiaries during such Reference Period; or (ii) pre-tax net income from the operation of such Health Care Facility or Health Care Facilities for the most recent Reference Period represents 3.25% or more of the pre-tax net income of Borrower and its Subsidiaries during such Reference Period.

          "Maturity Date" means the last day of the calendar month during which
           -------------
the fifth anniversary of the Closing Date occurs.

          "Maximum LC Amount" means, at any time, $40,000,000, as such amount
           -----------------
may be reduced from time to time pursuant to this Agreement.

          "Merger" means the merger of GranCare into Vitalink pursuant to the
           ------
terms of the Merger Agreement, with Vitalink as the surviving corporation.

          "Merger Agreement" means the Agreement and Plan of Merger, dated as of
           ----------------
September 3, 1996, by and between GranCare and Vitalink, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof.

          "Moody's" means Moody's Investors Service, Inc. or any successor
           -------
thereto.

          "Mortgage" means any deed of trust, mortgage, deed to secure debt or
           --------
other document in form and substance satisfactory to the Required Lenders creating a Lien in favor of Administrative Agent on behalf of the Lenders on any Real Property.

          "Mortgaged Property" means any parcel of property covered by or
           ------------------
subject to a Mortgage.

          "Multiemployer Plan" means a "multiemployer plan" (within the meaning
           ------------------
of Section 4001(a)(3) of ERISA) and to which Borrower or any ERISA Affiliate makes, is making, or is obligated to make contributions or has made, or been obligated to make, contributions.

          "Net Cash Proceeds" means (i) in the case of any Asset Sale, Debt
           -----------------
Issuance or Equity Issuance, (A) all cash received by Borrower or any Subsidiary of Borrower as proceeds thereof or in connection therewith, net of (1) any expenses incurred and paid in connection with such transaction (other than expenses paid to an Affiliate of Borrower), and (2) in the case of an Asset Sale, any proceeds thereof applied at the time of sale to repay any Indebtedness that was secured by the asset sold or, if the asset sold was stock, that was owed by the issuer of such stock or any of its Subsidiaries, and (B) as and when received in cash, any cash payment or cash distribution or other cash proceeds received by Borrower or any Subsidiary of Borrower upon or in respect of any promissory note or other property received as proceeds thereof or in connection therewith; and (ii) in the case of any Casualty Event, all cash proceeds of insurance, condemnation awards and other compensation received by Borrower or any Subsidiary in respect of such Casualty Event, net of any expenses incurred and paid in connection therewith (other than expenses paid to an Affiliate of Borrower).

          "Net Income" means, for any period, the net income or net loss
           ----------
(exclusive of minority interests and extraordinary items) for such period of Borrower and its Subsidiaries on a consolidated basis, determined in conformity with GAAP.

          "9 3/8% Senior Notes" means the 9 3/8% Senior Subordinated Notes due
           -------------------
2005, in the original principal amount of $100,000,000, issued by GranCare under the 9 3/8% Senior Note Indenture.

          "9 3/8% Senior Note Indenture" means that certain Indenture, dated as
           ----------------------------
of September 15, 1995, by and between GranCare, as Issuer, and Marine Midland Bank, as trustee, as amended.

          "1995 Credit Agreement" means the Credit Agreement, dated as of March
           ---------------------
31, 1995, among GranCare, First Union, as Swing Line Lender, LC Bank and Agent, and various lenders party thereto, as amended.

          "Notes" means the Revolving Notes, the Term Notes and the Swing Line
           -----
Note.

          "Notice of Borrowing" has the meaning provided in Section 2.3(a).
           -------------------

          "Notice of Continuance/Conversion" has the meaning provided in Section
           --------------------------------
2.10(a).

          "Obligations" means all present and future debts, obligations and
           -----------
liabilities of Borrower of every type and description arising under or in connection with this Agreement or any other Loan Document, due or to become due to either of the Agents, LC Bank, Swing Line Lender, any Lender or any other Person required to be indemnified under any Loan Document, or any of their respective successors, transferees or assigns and shall include (without limitation) (i) all liability for principal of and interest on any Loans; (ii) all liability for principal of and interest on any Reimbursement Obligations;
(iii) all liability of Borrower under any Approved Hedging Agreements; and (iv) all liability under the Loan Documents for any fees, taxes, additional compensation, expense reimbursements and indemnification.

          "OECD" means the Organization for Economic Cooperation and
           ----
Development.

          "Other Taxes" has the meaning provided in Section 2.14(b).
           -----------

          "Outstanding Letters of Credit" means those letters of credit issued
           -----------------------------
under the 1995 Credit Agreement as "Letters of Credit" and assumed by Borrower and the Lenders under this Agreement pursuant to Section 2.4(g).

          "Outstanding Revolving Credit" means, at any time, the sum of (i) the
           ----------------------------
Letter of Credit Exposure (up to, including and in excess of $25,000,000) at such time and (ii) the aggregate principal amount of all Revolving Loans outstanding at such time.

          "Outstanding Working Capital Credit" means, at any time, the sum of
           ----------------------------------
(i) the Letter of Credit Exposure at such time, (ii) the aggregate principal amount of all Working Capital Loans outstanding at such time and (iii) the aggregate principal amount of all Swing Line Loans outstanding at such time; provided, however, that not more than $25,000,000 in Letter of Credit Exposure
--------  -------
(regardless of the actual Letter Credit Exposure) shall be included in the calculation of the Outstanding Working Capital Credit at any time.

          "PBGC" means and refers to the Pension Benefit Guaranty Corporation as
           ----
defined in Title IV of ERISA, or any successor thereto.

          "Permitted Acquisitions" has the meaning provided in Section
           ----------------------
5.4(g)(vii).

          "Permitted Asset Dispositions" means collectively:
           ----------------------------

             (i) the sale or other disposition by Borrower or any of its Subsidiaries of inventory or equipment in the ordinary course of business;

          (ii) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

          (iii) (A) an assignment of accounts that is for the purpose of collection only, (B) a transfer of a right to payment under a contract to an assignee that is also to do the performance under the contract, or (C) a transfer of a single account to an assignee in whole or partial satisfaction of a pre-existing indebtedness;

          (iv) the sale, lease, transfer, assignment or other disposition of assets of any Subsidiary of Borrower to Borrower or to any Wholly Owned Subsidiary of Borrower which has granted to Administrative Agent a first priority Lien in all, or substantially all, of its assets under the applicable Collateral Documents;

          (v) the liquidation for the account of Borrower or any of its Subsidiaries of Cash Equivalents; and

          (vi) the sale or other disposition by Borrower or any of its Subsidiaries of any damaged, worn out or obsolete tangible assets, so long as the fair market value of all property disposed of pursuant to this clause (vi) does not exceed $500,000 in the aggregate in any fiscal year.

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means any "employee benefit plan" as defined in Section 3(3) of
           ----
ERISA which (i) Borrower or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the five years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which Borrower or any ERISA Affiliate may incur any liability and (ii) covers any employee or former employee of Borrower or any ERISA Affiliate (with respect to their relationship with such entities).

          "Pledged Shares" means the shares of stock of or equity interests in
           --------------
(i) the direct Subsidiaries of Borrower to be pledged as security pursuant to the Borrower Pledge and Security Agreement; and (ii) the direct Subsidiaries of any Subsidiary of Borrower to be pledged as security pursuant to the Subsidiary Pledge and Security Agreement (excluding, however, in any event, shares of GCI Indemnity).

          "Prepayment Account" has the meaning provided in Section 2.6(b)(v).
           ------------------

          "Presentation Office" means, for each Letter of Credit, the office of
           -------------------
LC Bank designated in such Letter of Credit as the Presentation Office, or such other office as LC Bank may by written notice to Borrower designate.

          "Pro Rata Portion" means (a) with respect to any Revolving Credit
           ----------------
Lender at any time, a percentage equal to (i) the Revolving Credit Commitment of such Revolving Credit Lender at such time divided by (ii) the Total Revolving Credit Commitments at such time or, if no Revolving Credit Commitments are outstanding at such time, a percentage equal to (1) the sum of (A) the aggregate principal amount of the Revolving Loans then outstanding to such Revolving Credit Lender and (B) such Revolving Credit Lender's ratable share (based on the proportion of its Revolving Credit Commitment to the Total Revolving Credit Commitments at the time of termination of the Revolving Credit Commitments) of all Letter of Credit Exposure at such time divided by (2) the Outstanding Revolving Credit then in effect, and (b) with respect to any Term Loan Lender at any time, a percentage equal to the Term Loan Commitment of such Term Loan Lender at such time divided by the Total Term Loan Commitments at such time or, if no Term Loan Commitments are outstanding at such time, a percentage equal to the aggregate principal amount of the Term Loans then outstanding to such Term Loan Lender divided by the aggregate principal amount of all Term Loans then outstanding.

          "Professional Health Care" means Professional Health Care Management,
           ------------------------
Inc., a Michigan corporation.

          "Purchase Money Indebtedness" has the meaning provided in Section
           ---------------------------
5.4(b)(ix).

          "Purchase Price" means, with respect to any Acquisition, the sum
           --------------
(without duplication) of (i) the amount of cash paid by Borrower and its Subsidiaries in connection with such Acquisition, (ii) the value (as determined for purposes of such Acquisition in accordance with the applicable acquisition agreement) of all capital stock of Borrower issued or given in connection with such Acquisition, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of all Indebtedness incurred, assumed or acquired by Borrower and its Subsidiaries in connection with such Acquisition, (iv) all additional purchase price amounts in connection with such Acquisition in the form of earnouts, deferred purchase price and other contingent obligations that should be recorded as a liability on the balance sheet of Borrower and its Subsidiaries or expensed, in either case in accordance with GAAP, Regulation S-X under the Securities Act of 1933, as amended, or any other rule or regulation of the SEC, (v) all amounts paid by Borrower and its Subsidiaries in respect of covenants not to compete, consulting agreements and other affiliated contracts in connection with such Acquisition, and (vi) the aggregate fair market value of all other consideration given by Borrower and its Subsidiaries in connection with such Acquisition; provided that the foregoing
                                                  --------
definition shall not be deemed to imply that any of the foregoing is permitted under this Agreement.

          "Qualified Plan" means a pension plan (as defined in Section 3(2) of
           --------------
ERISA) subject to Title IV of ERISA and intended to be tax-qualified under
Section 401(a) of the Code and which Borrower or any ERISA Affiliate sponsors, maintains, or to which it makes or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five plan years, but excluding any Multiemployer Plan.

          "Rate Adjustment Date" means the date five calendar days after the
           --------------------
earlier to occur of (i) the receipt by Administrative Agent and (ii) the due date for the delivery to Administrative Agent, of the financial statements and the pricing matrix calculation required to be delivered by Borrower pursuant to Sections 5.2(a) or 5.2(b), as applicable, and Section 5.2(c)(iii), respectively.

          "Real Property" means any Fee Estate or any Leasehold Estate.
           -------------

          "Redemption" means the redemption by GranCare of all of the
           ----------
Convertible Subordinated Debt in accordance with the terms of the Convertible Subordinated Debt Indenture.

          "Reference Period" with respect to any date means the period of four
           ----------------
consecutive fiscal quarters of Borrower immediately preceding such date or, if such date is the last day of a fiscal quarter, ending on such date.

          "Refunded Swing Line Loans" has the meaning provided in Section
           -------------------------
2.1(d)(ii).

          "Register" has the meaning provided in Section 8.7(c).
           --------

          "Reimbursement Obligation" means Borrower's obligation to repay any
           ------------------------
and all Drawing Payments under the Letters of Credit.

          "Reimbursement Payment" has the meaning provided in Section 2.4(c).
           ---------------------

          "Rental Expense" means, for any period, the excess of (i) the sum of
           --------------
fixed and contingent rentals payable for such period with respect to leases of real and personal property (determined without duplication of any items included in Interest Expense for such period) over (ii) the sum of fixed and contingent rentals receivables for such period with respect to leases of real or personal property (determined without duplication of any items included in interest income for such period), in each case determined for Borrower and its Subsidiaries on a consolidated basis and in conformity with GAAP.

          "Reorganization" means those transactions referred to in Section 2.1
           --------------
of the Distribution Agreement as in effect on the date hereof.

          "Reportable Event" means (i) any "reportable event" within the meaning
           ----------------
of Section 4043(c) of ERISA for which the 30-day notice under Section 4043(a) of ERISA has not been waived by the PBGC (including any failure to meet the minimum funding standard of, or timely make any required installment under, Section 412 of the Code or Section 302 of ERISA, regardless of the issuance of any waivers in accordance with Section 412(d) of the Code), (ii) any such "reportable event" subject to advance notice to the PBGC under Section 4043(b)(3) of ERISA, (iii) any application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code, and (iv) a cessation of operations described in Section 4062(e) of ERISA.

          "Request for LC Issuance" has the meaning provided in Section 2.4(b).
           -----------------------

          "Required Lenders" means, at any time, Lenders holding Loans and
           ----------------
participations in Letters of Credit, and having Commitments, representing in the aggregate greater than 50% of the sum at such time of (a) the aggregate principal amount of the Loans outstanding, (b) the Letter of Credit Exposure and
(c) the aggregate amount of the Unutilized Revolving Credit Commitments and (if not yet terminated) Term Loan Commitments.

          "Revolving Credit Commitment" means, for any Lender, the amount set
           ---------------------------
forth opposite such Lender's name under the heading "Revolving Credit Commitment" on Schedule I hereof, or if such Lender has entered into one or more
               ----------
Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by Administrative Agent pursuant to Section 8.7(c), in either case, as such amount may be reduced pursuant to this Agreement.

          "Revolving Credit Facilities" means the Working Capital Loans, the
           ---------------------------
Acquisition Loans, the Swing Line Loans and the Letters of Credit provided or participated in by the Revolving Credit Lenders to Borrower pursuant to this Agreement and the other Loan Documents.

          "Revolving Credit Lender" means a Lender having a Revolving Credit
           -----------------------
Commitment or holding outstanding Acquisition Loans or Working Capital Loans.

          "Revolving Loans" means, collectively, the Acquisition Loans, the
           ---------------
Working Capital Loans and the Swing Line Loans.

          "Revolving Note" and "Revolving Notes" have the meanings provided in
           --------------       ---------------
Section 2.5(a).

          "S&P" means Standard & Poor's Ratings Services, a division of McGraw-
           ---
Hill, Inc., or any successor thereto.

          "SEC" means the Securities and Exchange Commission and any successor
           ---
agency.

          "Secured Obligations" means the Obligations and all other debts,
           -------------------
liabilities and obligations (including, without limitation, obligations of Subsidiaries of Borrower under the Subsidiary Guaranty) secured by the Collateral pursuant to the Collateral Documents.

          "Seller Subordinated Indebtedness" has the meaning provided in Section
           --------------------------------
5.4(b)(viii).

          "Senior Debt" means, as of any date of determination, an amount equal
           -----------
to the excess of (i) the amount of Indebtedness required under GAAP to be recorded on the balance sheet of Borrower and its Subsidiaries, plus all other Indebtedness of Borrower and its Subsidiaries other than Indebtedness of the type described in clause (vii) of the definition of Indebtedness, all on a consolidated basis as of such date of determination, over (ii) the aggregate balance sheet amount of Subordinated Debt and Seller Subordinated Indebtedness as of such date of determination.

          "Senior Debt Ratio" means, as of any date of determination, the ratio
           -----------------
obtained by dividing (i) Senior Debt as of such date of determination by (ii) EBITDA for the Reference Period with respect to such date of determination.

          "Shareholders" means the shareholders of GranCare as of the record
           ------------
date set by the board of directors of GranCare for the determination of shareholders entitled to receive capital stock of Borrower pursuant to the Distribution.

          "Stated Amount" means, on any day with respect to any Letter of
           -------------
Credit, the maximum amount which LC Bank may be required to pay, but has not yet paid, on such day or at any future time under such Letter of Credit.

          "Subordinated Debt" has the meaning provided in Section 5.4(b)(vii).
           -----------------

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests is owned or controlled directly or indirectly by such Person, or one or more Subsidiaries of such Person or a combination thereof.

          "Subsidiary Group" means each of the following groups of Subsidiaries
           ----------------
of Borrower: (i) the HRPT Subsidiaries, and all direct and indirect Subsidiaries of any HRPT Subsidiary; (ii) Professional Health Care, and all direct and indirect Subsidiaries thereof; (iii) the FINOVA Subsidiaries, and all direct and indirect Subsidiaries of any FINOVA Subsidiary; and (iv) all direct and indirect Subsidiaries of Borrower which are not included in a Subsidiary Group listed in clauses (i) through (iii).

          "Subsidiary Guarantor" means each present and future direct and
           --------------------
indirect Subsidiary of Borrower that has executed the Subsidiary Guaranty or a Subsidiary Joinder.

          "Subsidiary Guaranty" has the meaning provided in Section 3.1(b)(vi).
           -------------------

          "Subsidiary Joinder" has the meaning provided in Section 4.1(e).
           ------------------

          "Subsidiary Pledge and Security Agreement" has the meaning provided in
           ----------------------------------------
Section 3.1(b)(viii).

          "Supermajority Lenders" means, at any time, Lenders holding Loans and
           ---------------------
participations in Letters of Credit, and having Commitments, representing in the aggregate at least 85% of the sum at such time of (a) the aggregate principal amount of the Loans outstanding, (b) the Letter of Credit Exposure and (c) the aggregate amount of the Unutilized Revolving Credit Commitments and (if not yet terminated) Term Loan Commitments.

          "Swing Line Commitment" means $5,000,000, as such amount may be
           ---------------------
reduced from time to time pursuant to this Agreement.

          "Swing Line Lender" means First Union, in its capacity as the maker of
           -----------------
Swing Line Loans, and its successors in such capacity.

          "Swing Line Loan" and "Swing Line Loans" have the meanings provided in
           ---------------       ----------------
Section 2.1(d)(i).

          "Swing Line Note" has the meaning provided in Section 2.5(c).
           ---------------

          "Swing Line Subfacility" means a revolving loan subfacility pursuant
           ----------------------
to which Swing Line Lender shall make swing line loans as provided in Section 2.1(d).

          "Syndication Agent" means The Chase Manhattan Bank, in its capacity as
           -----------------
syndication agent hereunder, and any successor syndication agent.

          "Tax Allocation Agreement" has the meaning given to such term in the
           ------------------------
Distribution Agreement.

          "Taxes" has the meaning provided in Section 2.14(a).
           -----

          "Tax Expense" means, for any period, charges for taxes accrued during
           -----------
such period by Borrower and its Subsidiaries on a consolidated basis, determined in conformity with GAAP.

          "TeamCare" means TeamCare, Inc., a Delaware corporation and successor
           --------
by merger to GranCare Health Services, Inc., a California corporation, by virtue of the Reorganization.

          "Tender Offer" means the tender offer made by GranCare for all of the
           ------------
outstanding 9 3/8% Senior Notes, mailed to the holders thereof on December 18, 1996 together with the Consent Solicitation, as such tender offer may be extended or modified from time to time prior to the Closing Date.

          "Term Loan" and "Term Loans" have the meanings provided in Section
           ---------       ----------
2.2(a).

          "Term Loan Commitment" means, for any Lender, the amount set forth
           --------------------
opposite such Lender's name under the heading "Term Loan Commitment" on Schedule
                                                                        --------
I hereof, or if such Lender has entered into one or more Assignments and
-
Acceptances, the amount set forth for such Lender in the Register maintained by Administrative Agent pursuant to Section 8.7(c), in either case, as such amount may be reduced pursuant to this Agreement.

          "Term Loan Facility" means the Term Loans provided by the Term Loan
           ------------------
Lenders to Borrower pursuant to this Agreement.

          "Term Loan Lender" means a Lender having a Term Loan Commitment or
           ----------------
holding outstanding Term Loans.

          "Term Note" and "Term Notes" have the meanings provided in Section
           ---------       ----------
2.5(b).

          "Termination Date" means the Maturity Date or such earlier date of
           ----------------
termination of the Commitments pursuant to Section 2.9 or Section 6.1.

          "Then Current Subsidiaries" has the meaning given to such term in the
           -------------------------
definition of "Material Adverse Change" set forth in this Section 1.1.

          "Third Party Consents" means collectively any consent waiver,
           --------------------
estoppel, subordination or similar agreement executed by Borrower or any Subsidiary of Borrower, Administrative Agent or any other Person or Persons in connection with the execution and delivery of the Loan Documents or the approval of or consent to the execution and delivery of the Loan Documents by Borrower or any Subsidiary of Borrower, including the HRPT Intercreditor Agreement.

          "Total Revolving Credit Commitments" means, at any time, the sum of
           ----------------------------------
the Revolving Credit Commitments of the Revolving Credit Lenders at such time.

          "Total Term Loan Commitments" means, at any time, the sum of the Term
           ---------------------------
Loan Commitments of the Term Loan Lenders at such time.

          "Transaction Documents" means this Agreement and the other Loan
           ---------------------
Documents, the Merger Agreement, the Distribution Agreement, and all other agreements, instruments, documents and certificates (including all filings by GranCare, Borrower and Vitalink with the SEC) delivered in connection with this Agreement and the other Loan Documents, the Merger Agreement the Distribution Agreement and otherwise in connection with the Transactions.

          "Transactions" means the transactions contemplated by this Agreement,
           ------------
the Merger, the Distribution, the Redemption and the other transactions set forth and described in the Grancare Proxy Statement.

          "Transferred Subsidiaries" means AMS Green Tree, Inc., a Wisconsin
           ------------------------
corporation, American-Cal Medical Services, Inc., a California corporation, HMI Convalescent Care, Inc., a California corporation, GranCare South Carolina, Inc., a South Carolina corporation, GCI Palm Court, Inc., a California corporation, GCI East Valley Medical & Rehabilitation Center, Inc., an Arizona corporation, GCI Realty, Inc., a Delaware corporation, GCI Jolley Acres, Inc., a South Carolina corporation, GCI Prince George, Inc., a South Carolina corporation, GCI Springdale Village, Inc., a South Carolina corporation, GCI Village Green, Inc., a South Carolina corporation, GCI Faith Nursing Home, Inc., a South Carolina corporation, GCI Rehab, Inc., a California corporation, GCI-Cal Health Care Centers, Inc., a California corporation, GranCare GPO Services, Inc., a Georgia corporation, GranCare Trading, Inc., a Georgia corporation, GranCare of Northern California, Inc., a California corporation, GranCare Home Health Services, Inc., a California corporation, Renaissance Mental Health Center, Inc., a Wisconsin corporation, AMS Properties, Inc., a California corporation, Evergreen Healthcare, Inc., a Georgia corporation, GCI Health Care Centers, Inc., a Delaware corporation, GC Services, Inc., a

California corporation, GCI Valley Manor Health Care Center, Inc., a Colorado corporation, GCI Camellia Care Center, Inc., a Colorado corporation, Cornerstone Health Management Company, a Delaware corporation, HostMasters, Inc., a California corporation, GCI Colter Village, Inc., an Arizona corporation, GCI Indemnity, Inc., a Hawaii corporation, GCI Bella Vita, Inc., a Colorado corporation, GCI Wisconsin Properties, Inc., a Wisconsin corporation, and Professional Health Care Management, Inc., a Michigan corporation.

          "Type" has the meaning provided in Section 1.3.
           ----

          "UCP" means the Uniform Customs and Practice for Documentary Credits
           ---
International Chamber of Commerce Publication 500, or any successor publication in effect from time to time.

          "Unfunded Pension Liabilities" means, with respect to any Plan, the
           ----------------------------
excess of such Plan's accrued benefits, as defined in Section 3(23) of ERISA, over the current value of such Plan's assets, as defined in Section 3(26) of ERISA (as determined in accordance with assumptions required by the PBGC upon the termination of a plan subject to Title IV of ERISA).

          "Unmatured Surviving Obligation" means, as of any date, an Obligation
           ------------------------------
which is contingent and unliquidated and not due and owing on such date and which pursuant to the provisions of this Agreement survives termination of this Agreement and the repayment of the Loans and Reimbursement Obligations, such as, for example, a contingent and unliquidated indemnification obligation under
Section 8.6.

          "Unutilized Revolving Credit Commitment" means (i) with respect to any
           --------------------------------------
Revolving Credit Lender (other than Swing Line Lender in its capacity as a Revolving Credit Lender) at any time, the amount of such Revolving Credit Lender's Revolving Credit Commitment at such time minus the amount of such Lender's Pro Rata Portion of the Outstanding Revolving Credit at such time (exclusive of the aggregate principal amount of Swing Line Loans outstanding at such time), and (ii) with respect to Swing Line Lender (in its capacity as a Revolving Credit Lender) at any time, the amount of such Revolving Credit Lender's Revolving Credit Commitment at such time minus the amount of such Lender's Pro Rata Portion of the Outstanding Revolving Credit at such time (including the aggregate principal amount of Swing Line Loans outstanding at such time).

          "Unutilized Swing Line Commitment" means, with respect to Swing Line
           --------------------------------
Lender at any time, the Swing Line Commitment at such time minus the aggregate principal amount of all Swing Line Loans outstanding at such time.

          "Vitalink" means Vitalink Pharmacy Services, Inc., a Delaware
           --------
corporation, and its successors.

          "Wholly Owned Subsidiary" means, at any time with respect to any
           -----------------------
Person, any Subsidiary of such Person all of the capital stock or other equity interests of which is at such time directly or indirectly owned by such Person.

          "Working Capital Commitment" means $75,000,000, as such amount may be
           --------------------------
reduced from time to time pursuant to this Agreement.

          "Working Capital Loan" and "Working Capital Loans" have the meanings
           --------------------       ---------------------
provided in Section 2.1(a).

          "Working Capital Subfacility" means a revolving loan subfacility
           ---------------------------
pursuant to which the Lenders shall make working capital loans as provided in
Section 2.1(a).

          SECTION 1.2  Accounting Terms.  Except where context otherwise
                       ----------------
requires, all accounting terms not expressly defined herein shall be construed and all financial computations required under this Agreement shall be made in accordance with GAAP as then in effect. Notwithstanding the first sentence of this section, if one or more changes in GAAP after the date hereof are required to be applied to the then existing transactions, and such change has a material effect on the financial computations required under this Agreement, the parties agree to negotiate in good faith to attempt to draft an amendment of this Agreement which shall approximate, to the extent possible, the economic effect of the original provisions hereof after taking into account such change or changes in GAAP; provided that until the parties are able to negotiate such
           ----
amendment, then as used in this Agreement, "GAAP" means generally accepted accounting principles as in effect prior to such change or changes.

          SECTION 1.3  Types of Borrowings and Classes of Loans.  The term
                       ----------------------------------------
"Borrowing" refers to the portion of the aggregate principal amount of Loans of a specific Type outstanding hereunder for a specific Interest Period pursuant to
a Notice of Borrowing.   Each Lender's Pro Rata Portion of each Borrowing is
referred to herein as a separate "Loan." Borrowings and Loans hereunder are distinguished by "Class" and by "Type." The "Class" of a Loan or of a Commitment to make such a Loan refers to whether such Loan is a Term Loan, Working Capital Loan, Acquisition Loan or Swing Line Loan, each of which
constitutes a Class.   The "Type" of a Loan refers to whether such Loan is a
Base Rate Loan or a Eurodollar Loan. Borrowings and Loans may (but not need) be identified both by Class and Type (e.g., a "Eurodollar Term Loan" is a Loan
                                   ----
which is both a Term Loan and a Eurodollar Loan).

          SECTION 1.4  Other Definitional Provisions.
                       -----------------------------

          (a) Unless otherwise specified herein or therein, all terms defined in this Agreement have the defined meanings when used in any other Loan Document or in any certificate or other document made or delivered pursuant hereto.

          (b) The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified.

          (c) The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms unless specifically provided otherwise.

          (d) The term "including" is not limiting and means "including without limitation."

          (e) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including."

          (f) References to sections shall be sections of this Agreement unless specifically provided otherwise.

          (g) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto that are permitted under this Agreement.

          (h) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

          (i) The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.


                                   ARTICLE II
                        AMOUNTS AND TERMS OF FACILITIES

          SECTION 2.1  Revolving Credit Facilities.
                       ---------------------------

          (a) Working Capital Loans.  Each Revolving Credit Lender severally
              ---------------------
     agrees, subject to the terms and conditions set forth in this Agreement, to make revolving loans under the Working Capital Subfacility (each such loan, a "Working Capital Loan," and all such loans, the "Working Capital Loans")
        --------------------                            ---------------------
     to Borrower from time to time on any Business Day during the period from the Closing Date until the Termination Date; provided that (i) such
                                                  --------
     Revolving Credit Lender's Pro Rata Portion of the Outstanding Working Capital Credit at any time shall not exceed such Revolving Credit Lender's Pro Rata Portion of the Working Capital Commitment; (ii) no Working Capital Loan shall be made if, after giving effect to the making of such Working Capital Loan, the Outstanding Working Capital Credit would exceed the then Working Capital Commitment; and (iii) no Working Capital Loan shall be made if, after giving effect to the making of such Working Capital Loan, the Outstanding Revolving Credit would exceed the then Total Revolving Credit Commitments.

          (b) Acquisition Loans.  Each Revolving Credit Lender severally agrees,
              -----------------
     subject to the terms and conditions set forth in this Agreement, to make revolving loans under the Acquisition Loan Subfacility (each such loan, an "Acquisition Loan," and all such loans, the "Acquisition Loans") to
      ----------------                            -----------------
     Borrower from time to time on any Business Day during the period from the Closing Date until the Termination Date; provided that (i) the aggregate principal amount of such Revolving Credit Lender's Acquisition Loans outstanding at any time shall not exceed such Revolving Credit Lender's Pro Rata Portion of the then Available Acquisition Commitment; (ii) no Acquisition Loan shall be made if, after giving effect to the making of such Acquisition Loan, the aggregate principal amount of all outstanding Acquisition Loans would exceed the then Available Acquisition Commitment; and (iii) no Acquisition Loan shall be made if, after giving effect to the making of such Acquisition Loan, the Outstanding Revolving Credit would exceed the then Total Revolving Credit Commitments.

          (c) Other Working Capital and Acquisition Loan Provisions. Subject to
              -----------------------------------------------------
     the provisions of Section 2.1(d), each Borrowing of Working Capital Loans or Acquisition Loans (i) shall be (A) in the case of Base Rate Loans, in an aggregate principal amount not less than $1,000,000 or an integral multiple of $500,000 in excess thereof, and (B) in the case of Eurodollar Loans, in an aggregate principal amount of not less than $3,000,000 or an integral multiple of $1,000,000 in excess thereof; and (ii) except as provided in
     Section 2.15, shall consist of Loans of the same Type made on the same day by the Revolving Credit Lenders ratably according to their Pro Rata Portion of the Total Revolving Credit Commitments. Within the limits of each Revolving Credit Lender's Revolving Credit Commitment, and subject to and on the other terms and conditions of this Agreement, Borrower may borrow, prepay pursuant to Section 2.8 and reborrow Working Capital Loans and Acquisition Loans under this Section 2.1.

          (d)  Swing Line Loans.
               ----------------

                  (i) Swing Line Lender agrees, subject to the terms and conditions set forth in this Agreement, to make revolving loans under the Swing Line Subfacility (each such loan, a "Swing Line Loan," and
                                                         ---------------
          all such loans, the "Swing Line Loans") to Borrower from time to time
                               ----------------
          on any Business Day during the period from the Closing Date until the Termination Date; provided that (x) the aggregate principal amount of
                            --------
          the Swing Line Loans outstanding at any time shall not exceed the then Swing Line Commitment; (y) no Swing Line Loan shall be made if, after giving effect to the making of such Swing Line Loan, the Outstanding Working Capital Credit would exceed the then Working Capital Commitment; and (z) no Swing Line Loan shall be made if, after giving effect to the making of such Swing Line Loan, the Outstanding Revolving Credit would exceed the then Total Revolving Credit Commitments.

                  (ii) If any Swing Line Loan has not been repaid by Borrower, Swing Line Lender may, at any time in its sole and absolute discretion, require Administrative Agent to deliver to each Revolving Credit Lender (with a copy to Borrower), no later than 2:00 p.m., Charlotte time, on the first Business Day prior to the requested funding, a notice (which shall, for all purposes of this Agreement, be deemed to be a Notice of Borrowing given by Borrower) requesting such Revolving Credit Lender to make a Working Capital Loan that is a Base Rate

          Loan in an amount equal to such Revolving Credit Lender's Pro
          Rata Portion of such Swing Line Loans (the "Refunded Swing Line
                                                      -------------------
          Loans") outstanding and requested to be prepaid with Working Capital
          -----
          Loans on the date such notice is given which Administrative Agent requests or is required to request the Revolving Credit Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (A) the proceeds of such Working Capital Loans made by the Revolving Credit Lenders shall be immediately delivered to Administrative Agent (and not to Borrower) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (B) on the day such Working Capital Loans are made, the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of such Working Capital Loan and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender. Borrower hereby authorizes Swing Line Lender to charge Borrower's accounts with Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Working Capital Loans made by the Revolving Credit Lenders are not sufficient to repay in full the Refunded Swing Line Loans.

                  (iii) If, as a result of any bankruptcy, insolvency or similar proceeding with respect to Borrower, Working Capital Loans are not made pursuant to Section 2.1(d)(ii) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans, or if Swing Line Lender is otherwise precluded for any reason from requiring a Borrowing of Working Capital Loans to repay Refunded Swing Line Loans as provided for hereinabove, Swing Line Lender shall be deemed to have sold without recourse, representation or warranty, and each Revolving Credit Lender shall be deemed to have purchased and hereby agrees to purchase, a participation in such outstanding Swing Line Loans in an amount equal to its Pro Rata Portion of the unpaid amount thereof together with accrued interest thereon. In such event, Swing Line Lender may require Administrative Agent to deliver notice thereof to each Revolving Credit Lender; and upon its receipt of such notice given not later than 2:00 p.m., Charlotte time, on the first Business Day prior to the requested funding, each Revolving Credit Lender will make available to Administrative Agent at its address referred to in
          Section 8.2, an amount, in same day funds, equal to its respective participation. To the extent the Revolving Credit Lenders have made such amounts available to Administrative Agent as provided hereinabove, Administrative Agent will make the aggregate of such amounts available to Swing Line Lender in like funds as received by Administrative Agent. In the event any such Revolving Credit Lender fails to make available to Administrative Agent the amount of such Lender's participation as provided in this Section 2.1(d)(iii), Swing Line Lender shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date such amount is required to be made available for the account of Swing Line Lender until the date such amount is made available to Swing Line Lender, at the Federal Funds Rate for the first three (3) Business Days after demand by Swing Line Lender to such Lender for such repayment and thereafter at the interest rate applicable to Base Rate Loans pursuant to Section 2.7(a). Promptly following its receipt of any payment by or on behalf of Borrower in respect of a Swing Line Loan, Swing Line Lender will pay to each Revolving Credit Lender that has acquired a participation therein such Lender's ratable share of such payment.

                  (iv) Anything contained herein to the contrary notwithstanding, each Revolving Credit Lender's obligation to make Working Capital Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to Section 2.1(d)(ii) and each Revolving Credit Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to Section 2.1(d)(iii) shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (w) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against Swing Line Lender, Borrower or any other Person for any reason whatsoever; (x) the occurrence or continuation of a Default or Event of Default; (y) any breach of this Agreement or any other Loan Document by any party thereto; or (z) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Revolving Credit
                     --------
          Lender are subject to the satisfaction of one of the following: (A) Swing Line Lender believed in good faith that all conditions under
          Section 3.2 to the making of the applicable Swing Line Loans to be refunded, were satisfied at the time such Swing Line Loans were made,
          (B) such Revolving Credit Lender had actual knowledge, by receipt of any notices required to be delivered to the Revolving Credit Lenders pursuant to this Agreement, that any such condition had not been satisfied and such Revolving Credit Lender did not notify Swing Line Lender in writing that it had no obligation to make Working Capital Loans until such condition was satisfied (any such notice to be effective as of the time and date of receipt thereof by Swing Line Lender), or (C) the satisfaction of any such condition not satisfied had been waived in accordance with the provisions of this Agreement.

                  (v) Each Borrowing of Swing Line Loans shall be in an aggregate principal amount not less than $500,000 or an integral multiple of $100,000 in excess thereof. Each Borrowing of Swing Line Loans shall be comprised solely of Base Rate Loans. Within the limits of the Swing Line Commitment, and subject to and on the other terms and conditions of this Agreement, Borrower may borrow, prepay pursuant to Section 2.8 and reborrow Swing Line Loans under this Section 2.1.

          SECTION 2.2  Term Loan Facility.
                       ------------------

          (a) Term Loans.  Each Term Loan Lender severally agrees, subject to
              ----------
     the terms and conditions set forth in this Agreement, to make a term loan under the Term Loan Facility (each such loan, a "Term Loan," and all such
                                                      ---------
     loans, the "Term Loans") to Borrower on the Closing Date in a principal
                 ----------
     amount equal to the amount of its Term Loan Commitment.

          (b) Other Term Loan Provisions.  The aggregate principal amount of the
              --------------------------
     Borrowing of the Term Loans on the Closing Date shall be in the amount of the Total Term Loan Commitments. The Borrowing of Term Loans shall, on the Closing Date (and each Conversion or continuation thereof pursuant to Section 2.10 shall, except as provided in Section 2.15), consist of Term Loans of the same Type, made by the Term Loan Lenders ratably according to their Pro Rata Portion of the Total Term Loan Commitments. No Term Loans may be made at any time after the Closing Date. Amounts paid or prepaid in respect of Term Loans may not be reborrowed.

          SECTION 2.3  Making Loans.
                       ------------

          (a) Notice of Borrowing.  Each Borrowing shall be made on notice given
              -------------------
     not later than (x) 2:00 p.m., Charlotte time, three Business Days prior to the requested borrowing date, in the case of Eurodollar Loans; (y) 2:00 p.m., Charlotte time, one Business Day prior to the requested borrowing date, in the case of Base Rate Loans (other than Swing Line Loans); and (z) 11:00 a.m., Charlotte time, on the requested borrowing date, in the case of Swing Line Loans; in each case under (x), (y) and (z) above, by Borrower to Administrative Agent (and Administrative Agent shall promptly deliver a copy of any such notice that relates to (1) Working Capital Loans or Acquisition Loans, to each Revolving Credit Lender, and (2) Swing Line Loans, to Swing Line Lender) by telecopier, telex or cable; provided that
                                                                 --------
     Borrower hereby requests a Borrowing of Term Loans on the Closing Date in an amount equal to the Total Term Loan Commitments; and provided further
                                                             -------- -------
     that with respect to Swing Line Loans, Swing Line Lender may consent in writing to a shorter notice period and may agree to a Notice of Borrowing in a form acceptable to Swing Line Lender and Borrower. Each such notice of Borrowing (a "Notice of Borrowing") shall be by telecopier, telex or
                      -------------------
     cable, confirmed immediately in writing, in substantially the form of Exhibit B-1 hereto, specifying therein (i) the requested borrowing date of
     -----------
     such Borrowing (such date for each Borrowing, the "Borrowing Date"); (ii)
                                                        --------------
     the Class of Loans comprising such Borrowing; (iii) the Type of Loans comprising such Borrowing; (iv) the aggregate principal amount of such Borrowing; and (v) in the case of a Borrowing comprised of Eurodollar Loans, the initial Interest Period for such Eurodollar Loans. Upon fulfillment of the applicable conditions set forth in Section 3.2 (and, in the case of the initial Loans, Section 3.1), each applicable Lender shall, before 2:00 p.m., Charlotte time, on the Borrowing Date for such Borrowing make available for the account of its Applicable Lending Office to Administrative Agent at its address referred to in Section 8.2, in same day funds, such Lender's Pro Rata Portion of the aggregate principal amount of such Borrowing. After Administrative Agent's receipt of such funds with respect to Working Capital Loans, Acquisition Loans or Term Loans, as the case may be, Administrative Agent will, not later than 3:00 p.m., Charlotte time, on the Borrowing Date for such Borrowing, make such funds available to Borrower at Administrative Agent's aforesaid address. With respect to Swing Line Loans, Swing Line Lender will, not later than 3:00 p.m., Charlotte time, on the Borrowing Date for such Borrowing, make available to Borrower at Swing Line Lender's address referred to in Section 8.2 the aggregate principal amount of such Borrowing.

          (b) Notice of Borrowing Irrevocable.  Each Notice of Borrowing shall
              -------------------------------
     be irrevocable and binding on Borrower.

          (c) Assumption of Funding.  Unless Administrative Agent shall have
              ---------------------
     received notice from a Lender prior to the Borrowing Date for any Borrowing of Acquisition Loans, Working Capital Loans or Term Loans that such Lender will not make available to Administrative Agent such Lender's Pro Rata Portion of the aggregate principal amount of such Borrowing, Administrative Agent may assume that such Lender has made such portion available to Administrative Agent on the Borrowing Date for such Borrowing in accordance with subsection (a) of this Section 2.3 and Administrative Agent may, in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such Pro Rata Portion available to Administrative Agent, such Lender and Borrower severally agree to repay to Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to Administrative Agent, at
     (i) in the case of Borrower, the interest rate applicable at the time to Base Rate Loans; and (ii) in the case of such Lender, the Federal Funds Rate for the first three days after demand by Administrative Agent to such Lender for such repayment and thereafter at the interest rate applicable to Base Rate Loans pursuant to Section 2.7(a). If such Lender shall repay to Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement and Borrower shall be relieved, ab initio, from its
                                                    -- ------
     obligation pursuant to the preceding sentence.

          (d) Failure of Lender to Fund.  All obligations of the Lenders
              -------------------------
     hereunder shall be several, but not joint. The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall neither increase any other Lender's Pro Rata Portion of the Total Revolving Credit Commitments and/or Total Term Loan Commitments, as the case may be, nor relieve any other Lender of its obligation, if any, hereunder to make its Loan on the Borrowing Date for such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the Borrowing Date for any Borrowing. In the event that, at any time when no Event of Default then exists, a Lender for any reason (other than the failure of Borrower to satisfy the conditions to a Borrowing set forth herein or Administrative Agent's failure to give notice of such Borrowing as required hereunder) fails or refuses to fund its portion of a Borrowing, then, until such time as such Lender has funded its portion of such Borrowing, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal and interest due in respect of such Borrowing, such non-funding Lender (i) shall have no right to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, notwithstanding anything to the contrary contained in
     Section 8.1, and (ii) shall not be entitled to receive any payments of principal, interest or fees from Borrower in respect of the Borrowing of which such Lender failed to fund its ratable portion.

          SECTION 2.4  Letter of Credit Subfacility.
                       ----------------------------

          (a) Issuance of the Letters of Credit.  Subject to the terms and
              ---------------------------------
     conditions set forth in this Agreement, LC Bank agrees, at the request and for the account of Borrower from time to time on any Business Day from the Closing Date until the Termination Date, to issue a standby letter or standby letters of credit, and on the Closing Date LC Bank shall be deemed to have issued the Outstanding Letters of Credit) under the Letter of Credit Subfacility (individually a "Letter of Credit," and collectively,
                                         ----------------
     the "Letters of Credit"), so long as such issuance would not cause (i) the
          -----------------
     Outstanding Working Capital Credit to exceed the then Working Capital Commitment; (ii) the Letter of Credit Exposure to exceed the Maximum LC Amount; or (iii) the Outstanding Revolving Credit to exceed the then Total Revolving Credit Commitments. Upon such issuance (other than with respect to the Outstanding Letters of Credit), LC Bank shall deliver such Letter of Credit to the requested beneficiary designated by Borrower. Each Letter of Credit shall expire on the Expiration Date corresponding to such Letter of Credit. Each Letter of Credit shall provide for payments of drawings in Dollars.

          (b) Request for LC Issuance.  Borrower shall request the issuance of
              -----------------------
     any Letter of Credit (other than the Outstanding Letters of Credit) by delivering to LC Bank and Administrative Agent (and Administrative Agent shall promptly deliver a copy of such request to each Revolving Credit Lender) not later than three Business Days prior to the date such Letter of Credit is to be issued (such date for each Letter of Credit, the "LC
                                                                       --
     Issuance Date"), an irrevocable written request in the form of Exhibit B-2,
     -------------                                                  -----------
     appropriately completed (a "Request for LC Issuance"), which specifies,
                                 -----------------------
     among other things:  (i) the LC Issuance Date for such Letter of Credit;
     (ii) the Stated Amount of such Letter of Credit; (iii) the beneficiary for such Letter of Credit; and (iv) the Expiration Date for such Letter of Credit. No Letter of Credit shall be issued if the Expiration Date for such Letter of Credit is later than the Maturity Date.

          (c) Reimbursement.  Immediately after the payment by LC Bank of any
              -------------
     Drawing Payment under any Letter of Credit, LC Bank shall notify Borrower of such Drawing Payment and not later than 2:00 p.m., Charlotte time, on the date of such Drawing Payment, Borrower shall make or cause to be made to Administrative Agent for the benefit of LC Bank a payment (each such payment, a "Reimbursement Payment") in an amount equal to the sum of (i)
                 ---------------------
     the full amount of such Drawing Payment; and (ii) interest thereon (A) from the date of the Drawing Payment through the date one Business Day after the date of the Drawing Payment at a rate per annum equal to the Base Rate plus the

     Base Rate Margin then in effect and (B) from the date one Business Day after the date of the Drawing Payment through the date the Reimbursement Payment is made at a rate per annum equal to the Base Rate plus the Base Rate Margin then in effect plus 2% per annum; provided, however, that such
                                                   --------  -------
     Reimbursement Payment shall be made for the benefit of the Revolving Credit Lenders if, prior to the time such Reimbursement Payment is made, LC Bank has requested the Revolving Credit Lenders pursuant to Section 2.4(e) to pay to LC Bank their Pro Rata Portion of the Drawing Payment made by LC Bank. If a Reimbursement Payment is made in the full amount of such Drawing Payment at or prior to 2:00 p.m., Charlotte time, on the date such Drawing Payment is made, no interest shall be payable on such Drawing Payment.

          (d) Reimbursement Obligation Absolute.  The Reimbursement Obligations
              ---------------------------------
     of Borrower for each Drawing Payment shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under and without regard to any circumstances, including
     (i) any lack of validity or enforceability of any of the Loan Documents;
     (ii) any amendment or waiver of or any consent to departure from all or any terms of any of the Loan Documents; (iii) the existence of any claim, set-off, defense or other right which Borrower or any other Loan Party may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), LC Bank, either of the Agents, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or in the other Loan Documents, or in any unrelated transaction;
     (iv) any breach of contract or dispute among or between Borrower, either of the Agents, LC Bank, any Lender, or any other Person; (v) any demand, statement, certificate, draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any non-material respect or any statement therein being untrue or inaccurate in any respect; (vi) payment by LC Bank under any Letter of Credit to the beneficiary or transferee of such Letter of Credit against presentation of any demand, statement, certificate, draft or other document which does not strictly comply with the terms of any Letter of Credit; (vii) any non-application or misapplication by any beneficiary or transferee of the proceeds of any Drawing Payment under any Letter of Credit or any other act or omission of such beneficiary or such transferee in connection with any Letter of Credit; or (viii) any failure to preserve or protect any Collateral, any failure to perfect or preserve the perfection of any Lien thereon, or the release of any of the Collateral securing the performance or observance of the terms of this Agreement or any of the other Loan Documents.

          (e) Lender Participation.  Each Revolving Credit Lender severally
              --------------------
     agrees to participate with LC Bank in the extension of credit arising from the issuance of the Letters of Credit in an amount not to exceed such Revolving Credit Lender's Pro Rata Portion of the Maximum LC Amount and the issuance of each Letter of Credit shall be deemed a confirmation by such Revolving Credit Lender of such participation. If Borrower does not reimburse any Drawing Payment on the day such Drawing Payment is made, LC Bank may request each of the Revolving Credit Lenders to pay to Administrative Agent, for the account of LC Bank, its Pro Rata Portion of all or any portion of such Drawing Payment by delivering to Administrative Agent a written request for such payment which specifies the amount of such Drawing Payment. Administrative Agent shall promptly deliver a copy of such request to each Revolving Credit Lender and notify the Revolving Credit Lenders in writing of each Revolving Credit Lender's Pro Rata Portion of such Drawing Payment, and the date on which such Drawing Payment is to be made or was made. If Administrative Agent gives such notice prior to 11:00 a.m., Charlotte time, on any Business Day, each Revolving Credit Lender will make available to Administrative Agent, for the account of LC Bank, its Pro Rata Portion of the applicable portion of such Drawing Payment on such Business Day in immediately available funds. If Administrative Agent gives such notice after 11:00 a.m., Charlotte time, on any Business Day, each Revolving Credit Lender shall make such Pro Rata Portion available to Administrative Agent on the next succeeding Business Day. Each such payment to Administrative Agent, to the extent not made when due hereunder, shall be made together with interest thereon at a per annum rate equal to the Federal Funds Rate for the first three days after such amount is due to Administrative Agent and thereafter at the rate applicable to Base Rate Loans pursuant to Section 2.7(a) until the date on which such Revolving Credit Lender makes such payment. Each payment made by any Revolving Credit Lender pursuant to this Section 2.4(e) shall be a Working Capital Loan and shall for all purposes hereunder be treated as a Working Capital Loan. Each Revolving Credit Lender's obligation to make each such payment to Administrative Agent for the account of LC Bank shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including the occurrence or continuance of any Default or Event of Default, or the failure of any other Revolving Credit Lender to make any payment under this Section 2.4(e), and each Revolving Credit Lender further agrees that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. If any Reimbursement Payment is made to Administrative Agent, Administrative Agent shall pay, to each Revolving Credit Lender which has paid its Pro Rata Portion of the Drawing Payment, such Revolving Credit Lender's Pro Rata Portion of the Reimbursement Payment and shall pay to LC Bank the balance of such Reimbursement Payment.

          (f) Commercial Practices.  Borrower assumes all risks of the acts or
              --------------------
     omissions of any beneficiary or transferee of any Letter of Credit with respect to the use of any Letter of Credit. Borrower agrees that none of LC Bank, either of the Agents or any Lender (or any of their respective directors, officers or employees) shall be liable or responsible for: (i) the use which may be made by any beneficiary or transferee of any Letter of Credit or for any acts or omissions of any beneficiary or transferee in connection therewith; (ii) any reference which may be made by any beneficiary or transferee to this Agreement or to any Letter of Credit in any agreements, instruments or other documents; (iii) the validity, sufficiency or genuineness of documents submitted by such beneficiary or transferee other than any Letter of Credit, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (iv) payment by LC Bank against presentation of documents which do not strictly comply with the terms of any Letter of Credit, so long as such documents reasonably identify such Letter of Credit; or (v) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that LC Bank shall be liable to Borrower for acts or events described in clauses (i) through (v) above, to the extent, but only to the extent, of any direct, as opposed to indirect, special or consequential, damages suffered by Borrower which Borrower proves were caused by (A) LC Bank's willful misconduct or gross negligence in determining whether a drawing made under any Letter of Credit strictly complies with the terms and conditions therefor stated in such Letter of Credit or (B) LC Bank's willful failure to pay under any Letter of Credit after a drawing by the beneficiary or transferee strictly complying with the terms and conditions of any Letter of Credit. Without limiting the foregoing, LC Bank may accept any document submitted by any beneficiary or transferee that appears on its face to be in order, without responsibility for further investigation. The determination of whether a drawing has been made under any Letter of Credit prior to its expiration or whether a drawing made under any Letter of Credit is in proper and sufficient form shall be made by LC Bank in its sole discretion, which determination shall be conclusive and binding upon Borrower to the extent permitted by law. Borrower hereby waives any right to object to any payment made under any Letter of Credit with regard to a drawing that is in the form provided in any Letter of Credit but which varies with respect to punctuation, capitalization, spelling or similar matters of form.

          (g)  Outstanding Letters of Credit.  The Outstanding Letters of Credit
               -----------------------------
     are set forth on Schedule 2.4(g). The parties hereto agree that each Outstanding Letter of Credit will be treated as if it had been originally issued under this Agreement, and as of the Closing Date each Outstanding Letter of Credit shall be deemed to be a Letter of Credit for all purposes hereunder and under the other Loan Documents. Specifically, and without limitation of the foregoing or the other provisions of this Section 2.4,
     (i) the Stated Amount of each Outstanding Letter of Credit, for so long as the same shall be outstanding, shall be included in calculating (A) the limit set forth in the Maximum LC Amount and (B) the Letter of Credit Exposure, (ii) each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to LC Bank, in accordance with Section 2.4(e), such Lender's Pro Rata Portion of each Drawing Payment made by LC Bank under the Outstanding Letters of Credit, together with interest in accordance with Section 2.4(e), and (iii) with respect to each Outstanding Letter of Credit, LC Bank shall have the benefit of all agreements, covenants and indemnities of LC Bank set forth under this Agreement and shall comply with all agreements and obligations set forth herein which bind LC Bank, insofar as the same apply to Letters of Credit generally.

          SECTION 2.5  Notes.  The Loans made by each Lender shall be evidenced
                       -----
by Notes as follows:

          (a) Revolving Notes.  The Revolving Loans made by each Revolving
              ---------------
     Credit Lender shall be evidenced by a Revolving Note (each such note, a "Revolving Note," and all such notes, the "Revolving Notes"), substantially
     ---------------                            ---------------
     in the form of Exhibit A-1, to be delivered on and dated the Closing Date,
                    -----------
     in an original principal amount equal to such Revolving Credit Lender's Revolving Credit Commitment.

          (b) Term Notes.  The Term Loans made by each Term Loan Lender shall be
              ----------
     evidenced by a Term Note (each such note, a "Term Note," and all such
                                                  ---------
     notes, the "Term Notes"), substantially in the form of Exhibit A-2, to be
                 ----------                                 -----------
     delivered on and dated the Closing Date, in an original principal amount equal to such Lender's Term Loan Commitment (or, in the case of a Term Note issued after the Closing Date, in an amount equal to the unpaid principal amount of such Term Loan Lender's Term Loans).

          (c) Swing Line Note.  The Swing Line Loans made by Swing Line Lender
              ---------------
     shall be evidenced by a Swing Line Note (such note, the "Swing Line Note"),
                                                              ---------------
     substantially in the form of Exhibit A-3, to be delivered on and dated the
                                  -----------
     Closing Date, in an original principal amount equal to the Swing Line Commitment.

          (d) Recording of Amounts.  Each Lender is hereby authorized (but not
              --------------------
     obligated, and no failure by any Lender to do so shall relieve Borrower of its obligation hereunder to repay Loans received by it and interest thereon), at its option, to either (i) endorse the date and amount of each Loan made by such Lender and each payment of principal of Loans made with respect to the respective Notes on a schedule annexed to and constituting a part of such Note, or (ii) record such Loans and payments in its books and records, such schedule or such books and records, as the case may be, constituting prima facie evidence of the accuracy of the information
                  ----- -----
     contained therein.

          SECTION 2.6  Mandatory Principal Payments.  Borrower agrees to repay
                       ----------------------------
the Loans as follows:

          (a)  Scheduled Amortization.
               ----------------------

                  (i) To the extent not previously paid or declared due and payable pursuant to the provisions of this Agreement, Borrower shall repay the principal amount of the Term Loans in 13 quarterly installments, with the first such installment to be made on the last day of the calendar month during which the second anniversary of the Closing Date occurs, and each subsequent installment to be made on the last day of the third calendar month after the prior installment. Subject to adjustment as provided in Section 2.6(b)(v), each of the first 10 quarterly installments shall be in an amount equal to $7,000,000 and each of the last three quarterly installments shall be in an amount equal to $10,000,000; provided, however, that the last
                                             --------  -------
          installment shall be in an amount necessary to repay in full the aggregate unpaid principal amount of Term Loans then outstanding.

                  (ii) To the extent not previously paid or declared due and payable pursuant to the provisions of this Agreement, all Revolving Loans and Term Loans shall be due and payable on the Maturity Date.

          (b) Mandatory Prepayments upon Certain Events.
              -----------------------------------------

                  (i) Asset Sales.  Borrower shall give Administrative Agent and
                      -----------
          the Lenders at least three Business Days' prior written or telecopy notice of each and every Asset Sale, the amount of Net Cash Proceeds expected to be received therefrom and the expected schedule for receiving such Net Cash Proceeds. On the Business Day after receipt by Borrower and/or any of its Subsidiaries of any Net Cash Proceeds with respect to any Asset Sale, Borrower shall deliver to Administrative Agent an amount equal to the amount of such Net Cash Proceeds, for deposit into an account (each, an "Asset Sale Account")
                                                           ------------------
          established by Borrower with Administrative Agent and over which Administrative Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this Section 2.6(b) (but subject to Borrower's right of withdrawal as set forth hereinbelow). Subject to the provisions of this Section 2.6(b)(i), Borrower shall be permitted, at any time and from time to time during the period ending on the 180th day after deposit of such Net Cash Proceeds into an Asset Sale Account, to withdraw all or any portion of such Net Cash Proceeds for the purpose of making Capital Expenditures otherwise permitted under this Agreement; provided,
                                                                 --------
          however, that no such withdrawals shall be permitted at any time after
          -------
          the occurrence and during the continuance of an Event of Default. In order to make any such withdrawal, Borrower shall give Administrative Agent at least three Business Days' prior written or telecopy notice of each intended withdrawal, specifying the requested amount of such withdrawal and the purpose for which the withdrawn funds are to be used, and shall provide such other supporting documentation as Administrative Agent may reasonably request. Any amounts remaining in any Asset Sale Account on the 180th day after deposit therein as provided in this Section 2.6(b)(i) shall thereupon be applied, for the benefit of the applicable Lenders pursuant to Section 2.6(b)(v), as a prepayment of the Loans in accordance with the provisions of Section 2.6(b)(v). Administrative Agent will, at the request of Borrower, invest amounts on deposit in the Asset Sale Accounts in Cash Equivalents that mature prior to the 180th day after deposit of such amounts into the relevant Asset Sale Account; provided, however, that
                                                        --------  -------
          (i) Administrative Agent shall not be required to make any investment that, in its sole judgment, would require or cause Administrative Agent to be in, or would result in any, violation of any law, statute, rule or regulation and (ii) if an Event of Default shall have occurred and be continuing, the selection of such investments shall be in the sole discretion of Administrative Agent (provided that,
                                                   --------
          notwithstanding the provisions of this clause (ii), such investments made during the continuance of an Event of Default shall be in Cash Equivalents having a maturity not exceeding 30 days). Borrower shall indemnify Administrative Agent for any losses relating to the investments so that the amount available to prepay the Loans on the 180th day after any deposit into any Asset Sale Account is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments, the Asset Sale Accounts shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the applicable Asset Sale Account and reinvested and disbursed as specified above. If the maturity of the Loans has been accelerated pursuant to Article VI, Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Asset Sale Accounts to satisfy any of the Obligations (provided that
                                                                 --------
          such amounts shall be applied first to prepay all outstanding Base Rate Loans). Borrower hereby pledges and assigns to Administrative Agent, for its benefit and the benefit of the Lenders, each Asset Sale Account established hereunder to secure the Obligations. Notwithstanding the foregoing, (x) up to $5,000,000 of such Net Cash Proceeds with respect to such Asset Sales received in any fiscal year of Borrower shall be excluded from the deposit and payment requirements set forth in this clause (b)(i) (provided that such Net
                                                        --------
          Cash Proceeds shall be so excluded only if, at the time such Net Cash Proceeds would otherwise be required to be delivered to Administrative Agent pursuant to the second sentence of this Section 2.6(b)(i) (and after giving effect to any concurrent prepayment), the aggregate outstanding principal balance of the Term Loans is equal to or less than $35,000,000) and (y) during the life of this Agreement, the maximum aggregate amount excluded under clause (x) above shall not exceed $15,000,000.

                  (ii) Debt Issuance.  Borrower shall give Administrative Agent
                       -------------
          and the Lenders at least three Business Days' prior written or telecopy notice of each and every Debt Issuance, the amount of Net Cash Proceeds expected to be received therefrom and the expected schedule for receiving such Net Cash Proceeds. On the Business Day after receipt by Borrower and/or any of its Subsidiaries of any Net Cash Proceeds with respect to any Debt Issuance, Borrower shall make a payment to Administrative Agent on behalf of the applicable Lenders pursuant to Section 2.6(b)(v) in an amount equal to the amount of such Net Cash Proceeds actually received. Notwithstanding the foregoing, up to $35,000,000 of such Net Cash Proceeds with respect to any one or more such Debt Issuances shall be excluded from the payments required under this clause (b)(ii); provided that (v) such Net Cash Proceeds
                                     --------
          shall be so excluded only if, at the time such Net Cash Proceeds would otherwise be required to be paid to Administrative Agent pursuant to the immediately preceding sentence (and after giving effect to any concurrent prepayment), the aggregate outstanding principal balance of the Term Loans is equal to or less than $35,000,000, (w) such excluded Net Cash Proceeds shall be retained by Borrower and used solely to repurchase, redeem or otherwise acquire its capital stock within 90 days after Borrower's receipt thereof (but subject to the overall limitation on such repurchases, redemptions and other acquisitions set forth in Section 5.4(d)(iv)), (x) any Net Cash Proceeds not so retained and applied within such 90-day period shall be promptly paid over to Administrative Agent for application to the Loans pursuant to
          Section 2.6(b)(v), (y) not more than $35,000,000 in the aggregate of Net Cash Proceeds from Debt Issuances from and after the Closing Date shall be excluded pursuant to this clause (b)(ii), and (z) to the extent Net Cash Proceeds from Debt Issuances are received after the $35,000,000 exclusion provided for herein has been fully utilized, such Net Cash

          Proceeds shall be paid over to Administrative Agent for application to the Loans pursuant to the preceding sentence of this clause (b)(ii) and Section 2.6(b)(v).

                  (iii)  Equity Issuance.  Borrower shall give Administrative
                         ---------------
          Agent and the Lenders at least three Business Days' prior written or telecopy notice of each and every Equity Issuance, the amount of Net Cash Proceeds expected to be received therefrom and the expected schedule for receiving such Net Cash Proceeds. On the Business Day after receipt by Borrower and/or any of its Subsidiaries of any Net Cash Proceeds with respect to any Equity Issuance, Borrower shall make a payment to Administrative Agent on behalf of the applicable Lenders pursuant to Section 2.6(b)(v) in an amount equal to 100% of the amount of such Net Cash Proceeds. Notwithstanding the foregoing, if, at the time such Net Cash Proceeds would otherwise be required to be paid to Administrative Agent pursuant to the immediately preceding sentence (and after giving effect to any concurrent prepayment), the aggregate outstanding principal balance of the Term Loans is equal to or less than $35,000,000), the prepayment required under this clause (b)(iii) shall be an amount equal to 50% of such Net Cash Proceeds.

                  (iv)   Casualty Event.  On the 180th day after receipt by
                         --------------
          Borrower and/or any of its Subsidiaries of any Net Cash Proceeds with respect to any Casualty Event, Borrower shall make a payment to Administrative Agent on behalf of the applicable Lenders pursuant to this Section 2.6(b)(iv) in an amount equal to 100% of the amount of such Net Cash Proceeds (less any amounts theretofore applied or committed to be applied within a reasonable period to the repair or replacement of property subject to such Casualty Event).

                  (v)    Application of Mandatory Prepayments.  If a payment
                         ------------------------------------
          under Section 2.6(b)(i), (ii), (iii) or (iv) occurs, such repayment shall be applied to prepay Term Loans; provided that if, on the date
                                                 --------
          that a prepayment is required under this Section 2.6(b), the amount of such required prepayment exceeds the total principal amount of all outstanding Term Loans on such date before giving effect to such prepayment, such excess amount shall be applied (I) to prepay the principal amount of the Acquisition Loans; (II) after payment in full of all Acquisition Loans, to prepay the principal amount of the Working Capital Loans; and (III) after payment in full of all Acquisition Loans and all Working Capital Loans, to prepay the principal amount of the Swing Line Loans; provided further that if, on
                                                    --------
          the date that a payment is required under this Section 2.6(b), (x) the amount of such required prepayment exceeds the total principal amount of all outstanding Loans on such date before giving effect to such prepayment and (y) one or more Letters of Credit are issued and outstanding on such date, then Borrower shall deposit into a separate account
          (an "LC Cash Collateral Account") an amount (the "LC Cash Collateral")
               --------------------------                   ------------------
          equal to the lesser of the Aggregate Stated Amount and the excess of the amount of the required prepayment over the amount of outstanding Loans on such date. Any prepayment under Section 2.6(b)(i), (ii),
          (iii) or (iv) that is applied to Term Loans shall reduce pro rata each of the installments required under Section 2.6(a)(i) to be made after the date of such prepayment. All mandatory prepayments hereunder shall be applied, as to Loans of the same Class, first to any outstanding Base Rate Loans. Any amounts remaining after each such application shall, at the option of Borrower, be applied to prepay Eurodollar Loans of such Class immediately and/or shall be deposited in a separate Prepayment Account (as defined below) for the Loans of such Class. Administrative Agent shall apply any cash deposited in the Prepayment Account for any Class of Loans to prepay Eurodollar Loans of such Class on the last day of their respective Interest Periods (or, at the direction of Borrower, on any earlier date), in ascending order of length of the remaining portion of their then current Interest Periods, until all outstanding Loans of such Class have been prepaid or until all the allocable cash on deposit in the Prepayment Account for such Class has been exhausted. For purposes of this Agreement, the term "Prepayment
                                                               ----------
          Account" for any Class of Loans shall mean an account established
          -------
          by Borrower with Administrative Agent and over which Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this
          Section 2.6(b)(v). Administrative Agent will, at the request of Borrower, invest amounts on deposit in the Prepayment Account for any Class of Loans in Cash Equivalents that mature prior to the last day of the applicable Interest Periods of the Eurodollar Loans of such Class to be prepaid; provided, however, that (i) Administrative Agent
                               --------  -------
          shall not be required to make any investment that, in its sole judgment, would require or cause Administrative Agent to be in, or would result in any, violation of any law, statute, rule or regulation and (ii) if an Event of Default shall have occurred and be continuing, the selection of such investments shall be in the sole discretion of Administrative Agent (provided that, notwithstanding the provisions
                                --------
          of this clause (ii), such investments made during the continuance of an Event of Default shall be in Cash Equivalents having a maturity not exceeding 30 days). Borrower shall indemnify Administrative Agent for any losses relating to the investments so that the amount available to prepay Eurodollar Loans on the last day of the applicable Interest Periods is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments, the Prepayment Accounts shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the applicable Prepayment Account and reinvested and disbursed as specified above. If the maturity of the Loans has been accelerated pursuant to Article VI, Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account for any Class of Loans to satisfy any of the Obligations related to such Class of Loans (provided that such amounts shall be
                                          --------
          applied first to prepay all outstanding Base Rate Loans). Borrower hereby pledges and assigns to Administrative Agent, for its benefit and the benefit of the Lenders, each Prepayment Account established hereunder to secure the Obligations related to such Class of Loans.

          (c) Accompaniment of Interest; Eurodollar Costs.  Each payment of
              -------------------------------------------
     Borrowings pursuant to this Section 2.6 shall not be required to be accompanied by accrued interest on the principal amount paid, except as expressly required otherwise under Section 2.7. The repayments and prepayments of the Loans required by the respective subsections of this Section 2.6 and the optional prepayments permitted by Section 2.8 are separate and cumulative, so that any one such repayment or prepayment shall reduce any other repayment or prepayment only as and to the extent specified in Sections 2.6 and 2.8. All payments under this Section 2.6 shall be subject to Section 2.18, but otherwise shall be without premium or penalty.

          (d) Application of LC Cash Collateral.  Any amount of LC Cash
              ---------------------------------
     Collateral held in the LC Cash Collateral Account shall be applied in the following order of priority:

                  (i) First, if on the date of any Drawing Payment there is LC Cash Collateral on deposit in the LC Cash Collateral Account, then LC Cash Collateral in an amount equal to the lesser of (A) the amount of LC Cash Collateral then in the LC Cash Collateral Account and (B) the amount of such Drawing Payment shall be applied as a Reimbursement Payment under Section 2.4(c);

                  (ii) Second, if on the date of the termination of a Letter or Letters of Credit without a Drawing Payment there is LC Cash Collateral on deposit in the LC Cash Collateral Account and no Default or Event of Default has occurred and is continuing, then LC Cash Collateral in an amount equal to the excess, if any, of (A) the amount of LC Cash Collateral held in the LC Cash Collateral Account on such date over (B) the Letter of Credit Exposure on such date, shall be withdrawn from the LC Cash Collateral Account, paid to Borrower, and available for use by Borrower in accordance with the provisions of this Agreement;

                  (iii) Third, on the date of termination of all Letters of Credit outstanding under this Agreement, termination of the Commitments and payment of all Obligations owing to either of the Agents, LC Bank, any Lender or any other Person under this Agreement or any other Loan Document, the amount of LC Cash Collateral held in the LC Cash Collateral Account shall be returned to Borrower; and

                  (iv) Fourth, so long as no Default or Event of Default has occurred and is continuing, then at any time Borrower may withdraw LC Cash Collateral in an amount equal to the excess, if any, of (A) the amount of LC Cash Collateral held in the LC Cash Collateral Account on such date over (B) the Letter of Credit Exposure on such date, for use by Borrower in accordance with the provisions of this Agreement.

          (e) Overadvance.  In the event and on each occasion that the
              -----------
     Outstanding Revolving Credit exceeds the then Total Revolving Credit Commitments, Borrower shall immediately, without notice or demand, repay, to the extent of such excess, (A) the principal amount of the Acquisition Loans; (B) after payment in full of all Acquisition Loans, the principal amount of the Working Capital Loans; and (C) after payment in full of all Acquisition Loans and all Working Capital Loans, the principal amount of the Swing Line Loans; provided further that if, on the date that a
                              --------
     payment is required under this Section 2.6(e), (x) the amount of such required prepayment exceeds the total principal amount of all outstanding Loans on such date before giving effect to such repayment and (y) one or more Letters of Credit are issued and outstanding on such date, then Borrower shall deposit into an LC Cash Collateral Account LC Cash Collateral equal to the lesser of the Aggregate Stated Amount and the excess of the amount of the required prepayment over the amount of outstanding Loans on such date.

          SECTION 2.7  Interest.  Borrower agrees to pay interest on the unpaid
                       --------
principal amount of each Loan made by each Lender from the Borrowing Date for such Loan until the principal amount of such Loan shall be paid in full, at the following rates per annum:

          (a) Base Rate Loans.  During such periods as such Loan (other than a
              ---------------
     Swing Line Loan) is a Base Rate Loan, a rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus the Base Rate Margin in effect from time to time, payable quarterly in arrears on the last day of each calendar quarter (including in respect of any Base Rate Loan or portion thereof paid or prepaid pursuant to the provisions of
     Section 2.6 or 2.8; provided, however, that in the event the Loans are paid
                         --------  -------
     or prepaid in full and the Commitments have been terminated, then accrued interest in respect of all Base Rate Loans shall be payable together with such payment or prepayment on the date thereof).

          (b) Eurodollar Loans.  During such periods as such Loan is a
              ----------------
     Eurodollar Loan, a rate per annum equal at all times during each Interest Period for such Loan to the sum of the Eurodollar Rate for such Interest Period for such Loan plus the Eurodollar Rate Margin in effect from time to time, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period (including in respect of any Eurodollar Loan or portion thereof paid or prepaid pursuant to the provisions of Section 2.6 or 2.8; provided, however, that in the event all Eurodollar Loans made pursuant to
     --------  -------
     a single Borrowing are paid or prepaid in full, then accrued interest in respect of such Eurodollar Loans shall be payable together with such payment or prepayment on the date thereof).

          (c) Default Interest.  For any period of time during which an Event of
              ----------------
     Default has occurred and is continuing, the principal amount of all Loans then outstanding, all accrued and unpaid interest thereon (to the extent permitted by law) and all fees and other amounts due hereunder and under the other Loan Documents shall bear interest payable upon demand at a rate per annum equal to the sum of (i) 2% plus (ii) the rate otherwise payable pursuant to subsection (a) or (b) above (or, in the case of fees and other amounts, at a rate per annum equal to the sum of (x) the Base Rate in effect from time to time, plus (y) the Base Rate Margin in effect from time to time, plus (z) 2%), but not to exceed the maximum rate permitted by applicable law.

          (d) Swing Line Loans.  During such periods as such Loan is a Swing
              ----------------
     Line Loan, a rate per annum equal at all times to the aggregate of (i) the Base Rate in effect from time to time, plus (ii) the Base Rate Margin in effect from time to time, payable quarterly in arrears on the last day of each calendar quarter.

          SECTION 2.8  Voluntary Prepayments.
                       ---------------------

          (a) Prepayments.  At any time and from time to time, Borrower shall
              -----------
     have the right to prepay the Loans, in whole or in part, without premium or penalty (except as provided in clause (iii) below), upon written notice given to Administrative Agent not later than 11:00 a.m., Charlotte time, three Business Days prior to each intended prepayment of Eurodollar Loans and one Business Day prior to each intended prepayment of Base Rate Loans, provided that (i) each partial prepayment of Base Rate Loans shall be in an
     --------
     aggregate principal amount of not less than $1,000,000 or, if greater, an integral multiple of $500,000 in excess thereof, and each partial prepayment of Eurodollar Loans shall be in an aggregate principal amount of not less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof, (ii) no partial prepayment of Eurodollar Loans made pursuant to any single Borrowing shall reduce the aggregate outstanding principal amount of the remaining Eurodollar Loans under such Borrowing to less than $3,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof, and (iii) unless made together with all Breakage Costs required to be paid as a consequence of such prepayment, a prepayment of a Eurodollar Loan may be made only on the last day of the Interest Period applicable thereto. Each such notice shall specify the proposed date of such prepayment and the aggregate principal amount, Class and Type of Loans to be prepaid, and shall be irrevocable. Notwithstanding the foregoing provisions of this Section 2.8(a), Borrower may prepay the Swing Line Loans at any time and from time to time after the date hereof, in whole or in part, without premium or penalty and without any requirement as to the minimum amount of such prepayment, upon written notice delivered to Administrative Agent no later than 11:00 a.m., Charlotte time, on the date of such prepayment. Revolving Loans (but not Term Loans) prepaid pursuant to this Section 2.8(a) may be reborrowed, subject to the terms and conditions of this Agreement.

          (b) Application.  Voluntary repayments of Revolving Loans made under
              -----------
     Section 2.8(a) will be applied, at the option of Borrower, to amounts outstanding under the Swing Line Subfacility, under the Working Capital Subfacility or under the Acquisition Subfacility. Voluntary prepayments of the Term Loans made under Section 2.8(a) shall be applied ratably to each of the installments required pursuant to Section 2.6(a)(i).

          SECTION 2.9  Termination and Reduction of the Commitments.
                       --------------------------------------------

          (a) Mandatory Termination and Reductions.
              ------------------------------------

                  (i) The Total Term Loan Commitments shall be automatically terminated at 5:00 p.m., Charlotte time, on the earlier of (A) the Closing Date and (B) February 28, 1997. The Total Revolving Credit Commitments and the Swing

          Line Commitment shall be automatically terminated at 5:00 p.m., Charlotte time, on (A) February 28, 1997, if the first Borrowing hereunder in accordance with Article IV has not occurred by such date, and (B) otherwise, the Maturity Date (unless sooner terminated pursuant to Sections 2.9(a)(i) or 2.9(b) or Section 6.1).

                  (ii) With respect to any mandatory prepayment of Revolving Loans and reduction of the Aggregate Stated Amount required as a result of an Asset Sale or a Casualty Event pursuant to Sections 2.6(b)(i), 2.6(b)(iv) and 2.6(b)(v), the Total Revolving Credit Commitments shall be permanently reduced by 100% of the amount of such mandatory prepayment (and, in the event that the amount referred to in Section 2.6(b)(v) which is allocable to the Revolving Loans and the Aggregate Stated Amount exceeds the amount of all outstanding Revolving Loans and the Aggregate Stated Amount, the Total Revolving Credit Commitments shall be further reduced by 100% of such excess). Any such reduction shall be effective at the time such mandatory prepayment is (or would be) required to be made.

          (b) Voluntary Termination and Reductions.  Borrower shall have the
              ------------------------------------
     right, upon at least one Business Day's written notice to Administrative Agent (and, in the case of a termination or reduction of the Unutilized Swing Line Commitment, Swing Line Lender), to terminate in whole or reduce ratably in part the aggregate Unutilized Revolving Credit Commitments or the Unutilized Swing Line Commitment, provided that (i) each partial
                                           --------
     reduction shall be in the aggregate amount of $3,000,000 or an integral multiple thereof and (ii) no such reduction or termination shall be permitted if, after giving effect thereto, either (A) the Outstanding Working Capital Credit would exceed the Working Capital Commitment, (B) the Outstanding Revolving Credit would exceed the then Total Revolving Credit Commitments or (C) the outstanding principal amount of Swing Line Loans would exceed the then Swing Line Commitment. The amount of any termination or reduction made under this Section 2.9(b) may not thereafter be reinstated.

          (c) Application of Reductions.  Each reduction in the Commitments
              -------------------------
     under Sections 2.9(a) or 2.9(b) (other than a reduction in the Swing Line Commitment) shall reduce the applicable Commitment of each applicable Lender by such Lender's Pro Rata Portion of such reduction.
     Notwithstanding any provision of this Agreement to the contrary, any reduction of the Revolving Credit Commitments pursuant to this Section 2.9 that has the effect of reducing the Working Capital Commitment to an amount less than the amount of the Swing Line Commitment at such time shall result in an automatic corresponding reduction of the Swing Line Commitment to the amount of the Working Capital Commitment (as so reduced), without any further action on the part of Borrower or Swing Line Lender.

          SECTION 2.10  Voluntary Conversion of Loans.
                        -----------------------------

          (a) Notice.  Borrower may on any Business Day, upon delivery of a
              ------
     notice in substantially the form of Exhibit B-3 (such notice, the "Notice
                                         -----------                    ------
     of Continuance/Conversion"), given to Administrative Agent not later than
     -------------------------
     2:00 p.m., Charlotte time, on
     the third Business Day prior to the date of the proposed Conversion or continuance and subject to the provisions of Sections 2.7 and 2.15: (i) Convert Base Rate Loans comprising the same Borrowing into Eurodollar Loans, (ii) Convert Eurodollar Loans comprising the same Borrowing into Base Rate Loans, or (iii) continue Eurodollar Loans as Eurodollar Loans; provided, however, that (x) any Conversion of any Eurodollar Rate Loan into
     --------  -------
     a Base Rate Loan shall be made on, and only on, the last day of an Interest Period for such Eurodollar Loan and any continuance of any Eurodollar Loan as a Eurodollar Loan shall be effective as of the last day of the Interest Period for such Eurodollar Loan; (y) any Conversion of Eurodollar Loans into Base Rate Loans shall involve an aggregate principal amount of not less than $500,000 or, if greater, an integral multiple of $100,000 in excess thereof; any Conversion of Base Rate Loans into, or continuation of, Eurodollar Loans shall involve an aggregate principal amount of not less than $3,000,000 or, if greater, an integral multiple of $1,000,000 in excess thereof; and no partial conversion of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding principal amount of such Eurodollar Loans to less than $3,000,000 or to any greater amount not an integral multiple of $1,000,000 in excess thereof; and (z) no Loan may be Converted into or continued as a Eurodollar Loan if there is a Default or Event of Default that has occurred and is continuing. In lieu of delivering a Notice of Continuance/Conversion, Borrower may give Administrative Agent telephonic notice of any proposed Conversion or continuance by the time required under this Section 2.10(a); provided that if telephonically
                                          --------
     requested, such request shall be confirmed in writing by delivery to Administrative Agent promptly (but in no event later than the date of the requested Conversion or continuance) of a Notice of Continuance/Conversion. In the event that the telephonic request shall differ in any respect from the written Notice of Continuance/Conversion subsequently furnished, the telephonic request shall govern as to the terms of such notice. Administrative Agent's determination of the contents of any telephonic request shall be conclusive and binding on all parties hereto.

          (b) Requirements.  Each such Notice of Continuance/Conversion shall
              ------------
     specify (i) the date of such continuance or Conversion; (ii) the amount, Class and Type of the Loans to be Converted or continued; and (iii) if such Conversion is into, or such continuance is with respect to, Eurodollar Loans, the duration of the Interest Period for each such Loan.

          SECTION 2.11  Fees.
                        ----

          (a) Commitment Fees.  On the last day of each calendar quarter ending
              ---------------
     on or after the Closing Date, and on the Termination Date, Borrower shall pay to Administrative Agent, for the account of each Revolving Credit Lender, a commitment fee (the "Commitment Fee," and together with the
                                    --------------
     Commitment Fee for all Revolving Credit Lenders, the "Commitment Fees") for
                                                           ---------------
     such quarter (or portion thereof) then ending equal to the product of (i) the Commitment Fee Margin, times (ii) the average daily Unutilized Revolving Credit Commitment of such Revolving Credit Lender for such quarter (or portion thereof), times (iii) a fraction, the numerator of which is the number of days in such quarter (or portion thereof) and the denominator of which is 365 or 366, whichever is the actual number of days in the calendar year during which such quarter ends. The Commitment Fees shall accrue commencing on the Closing Date.

          (b) Letter of Credit Fees.  On the last day of each calendar quarter
              ---------------------
     ending on or after the Closing Date, and on the Expiration Date for the final Letter of Credit outstanding, Borrower shall pay to Administrative Agent, for the account of each Revolving Credit Lender, a letter of credit fee (the "Letter of Credit Fee," and together with the Letter of Credit Fee
               --------------------
     for all Revolving Credit Lenders, the "Letter of Credit Fees") for such
                                            ---------------------
     quarter (or portion thereof) then ending equal to the product of (i) the then applicable Eurodollar Rate Margin, times (ii) such Revolving Credit Lender's Pro Rata Portion of the average daily Aggregate Stated Amount for such quarter (or portion thereof), times (iii) a fraction, the numerator of which is the number of days in such quarter (or portion thereof) and the denominator of which is 360.

          (c) Facing Fees.  Borrower shall also pay to LC Bank, solely for its
              -----------
     account, on the last day of each calendar quarter ending on or after the Closing Date, and on the Expiration Date for the final Letter of Credit outstanding, a facing fee for the Letters of Credit (the "Facing Fee") in
                                                               ----------
     an amount equal to the product of (i) 0.125%, times (ii) the daily average Aggregate Stated Amount for such quarter (or portion thereof), times (iii) a fraction, the numerator of which is the number of days in such quarter (or portion thereof) and the denominator of which is 360.

          (d) Letter of Credit Administration.  Borrower shall also pay LC
              -------------------------------
     Bank's usual and customary charges, including charges for the opening of any Letter of Credit, for the amendment of any Letter of Credit, for the negotiation of any drafts paid pursuant to any Letter of Credit and for any wire transfers made to effect Drawing Payments.

          (e) Agent Fees.  Borrower shall also pay to each Agent, solely for its
              ----------
     account, the fees (such fees, the "Agent Fees") provided for in the Fee
                                        ----------
     Letter, with such fees being payable as provided in the Fee Letter.

          SECTION 2.12  Payments and Computations.
                        -------------------------

          (a) Payments.  Borrower shall make each payment hereunder and under
              --------
     the Notes not later than 2:00 p.m., Charlotte time, on the day when due in Dollars to Administrative Agent at its address referred to in Section 8.2 in same day funds. Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or Commitment Fees ratably (other than amounts payable pursuant to Sections 2.11(c), 2.11(d), 2.11(e), 2.14, 2.16, 2.17, 2.18 or 8.6 or payments of principal of or interest on Swing Line Loans) to the appropriate Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Any payment required under this Agreement to be paid to any Lender shall be paid to Administrative Agent for the benefit of such Lender and shall be paid in accordance with this Section 2.12(a). If Administrative Agent shall not have made a required distribution to the applicable Lenders as required hereinabove after receiving a payment for the account of such Lenders, Administrative Agent will pay to each such Lender, on demand, its ratable share of such payment with interest thereon at the Federal Funds Rate for each day from the date such amount was required to be disbursed by Administrative Agent until the date repaid to such Lender.

          (b) Charging of Accounts.  Borrower hereby authorizes each Lender, if
              --------------------
     and to the extent any payment owed to such Lender is not made within three Business Days after the date when due hereunder or under the Notes held by such Lender, to charge from time to time against any or all of the accounts of Borrower with such Lender any amount so due. Each Lender that so charges any account of Borrower shall give prompt written or telecopy notice thereof (including a description of the amount, date and reason for such charge) to Borrower and Administrative Agent; provided, however, that
                                                        --------  -------
     failure to give such notice shall neither affect any rights of such Lender hereunder (including its rights set forth in this Section 2.12(b)) nor relieve Borrower of any of its obligations hereunder or under any other Loan Document.

          (c) Computations.  All computations of interest based on the
              ------------
     Eurodollar Rate and of Letter of Credit Fees and Facing Fees shall be made by Administrative Agent, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. All computations of interest based on the Base Rate or the Federal Funds Rate and of Commitment Fees shall be made by Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Each determination by Administrative Agent or a Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (d) Payment on Business Day.  Whenever any payment hereunder or under
              -----------------------
     the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or Fees, as the case may be; provided, however, if such
                                                      --------  -------
     extension would cause payment of interest on or principal of Eurodollar Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (e) Presumption of Payment.  Unless Administrative Agent shall have
              ----------------------
     received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the benefit of the applicable Lenders hereunder that Borrower will not make such payment in full, Administrative Agent may assume that Borrower has made such payment in full to Administrative Agent on such date and Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrower shall not have so made such payment in full to Administrative Agent, each such Lender shall repay to Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to Administrative Agent, at the Federal Funds Rate for the first three days after such demand and thereafter at the interest rate applicable to Base Rate Loans pursuant to Section 2.7(a).

          SECTION 2.13  Sharing of Payments, Etc.  If any Lender shall obtain
                        -------------------------
any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of Loans of any Class made by it (other than pursuant to Sections 2.11(c), 2.11(d), 2.11(e), 2.14, 2.16, 2.17, 2.18 or
8.6) in excess of its Pro Rata Portion of payments on account of Loans obtained by all the Lenders holding Loans of such Class, such Lender shall forthwith purchase from such other Lenders such participations in such Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion
                                   --------  -------
of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable portion (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

          SECTION 2.14  Taxes.
                        -----

          (a) Net Payments.  Any and all payments by Borrower hereunder or under
              ------------
     the Notes shall be made, in accordance with Section 2.12, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, LC Bank and each
                      ---------
     Agent, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender, LC Bank or such Agent (as the case may be) is organized or any municipal subdivision thereof and, in the case of each Lender, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If Borrower shall
                                                   -----
     be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or either of the Agents,
     (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender, LC Bank or such Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made; (ii) Borrower shall make such deductions; and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law; provided, however, that if
                                                  --------  -------
     such Lender subsequently recoups all or any part of such deducted amount from the relevant taxation authority or other authority and such Lender is reasonably able to identify such recoupment as relating to amounts paid under this Agreement, such Lender shall remit the amount of the recoupment to Borrower within five Business Days after it receives the recoupment.

          (b) Payment of Other Taxes.  In addition, Borrower agrees to pay any
              ----------------------
     present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Notes or the other Loan Documents (hereinafter referred to as "Other Taxes").
                                                           -----------

          (c) Indemnification.  Borrower will indemnify each Lender, LC Bank and
              ---------------
     each Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
     Section 2.14) paid by such Lender, LC Bank or such Agent (as the case may
     be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender, LC Bank or such Agent (as the case may be) makes written demand therefor.

          (d) Evidence of Payments.  Within 30 days after the date of any
              --------------------
     payment of Taxes, Borrower will furnish to Administrative Agent, at its address referred to in Section 8.2, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder or under the Notes, Borrower will furnish to Administrative Agent, at such address, a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes.

          (e) Withholding Tax Exemption.  If any Lender is a "foreign
              -------------------------
     corporation" within the meaning of the Code, such Lender shall deliver to Administrative Agent either: (i) if such Lender qualifies for an exemption from, or a reduction of, United States withholding tax under a tax treaty, a properly completed and executed Internal Revenue Service form 1001 before the payment of any interest in the first fiscal year and in each third succeeding fiscal year during which interest may be paid under this Agreement; or (ii) if such Lender qualifies for an exemption for interest paid under this Agreement from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of Internal Revenue Service form 4224 before the payment of any interest is due in the first taxable year of such Lender, and in each succeeding taxable year of such Lender, during which interest may be paid under this Agreement; and (iii) such other form or forms as may be required or reasonably requested by Administrative Agent to establish or substantiate exemption from, or reduction of, United States withholding tax under the Code or other laws of the United States. Each such Lender agrees to notify Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

          (f) Withholding Taxes.  Where any Lender is entitled to a reduction in
              -----------------
     the applicable withholding tax, Administrative Agent may withhold from any interest payment to Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by Section 2.14(e) are not delivered to Administrative Agent, then Administrative Agent may withhold from any interest payment to any Lender not providing such forms or other documentation, an amount equivalent to the applicable withholding tax.

          (g) Indemnification.  If the Internal Revenue Service or any authority
              ---------------
     of the United States or other jurisdiction asserts a claim that Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs, and any out-of-pocket expenses.

          (h) Participants.  If any Lender sells a participation in its rights
              ------------
     under this Agreement, the participant shall comply with and be bound by the terms of Sections 2.14(e), 2.14(f) and 2.14(g) as though it were such Lender.

          SECTION 2.15  Illegality.  Notwithstanding any other provision of this
                        ----------
Agreement, if any Lender shall notify Borrower and Administrative Agent in writing that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Loans or to fund or maintain Eurodollar Loans hereunder: (i) the obligation of such Lender to make, or to Convert Loans into, Eurodollar Loans shall be suspended until such Lender shall notify Borrower and Administrative Agent that the circumstances causing such suspension no longer exist; (ii) if requested by such Lender, Borrower shall forthwith Convert all Eurodollar Loans of such Lender then outstanding into Base Rate Loans in accordance with Section 2.10; and (iii) such Lender shall be obligated to make Base Rate Loans in a principal amount equal to the Eurodollar Loans that such Lender would have been obligated to make and fund absent such illegality until such Lender shall notify Borrower and Administrative Agent that such illegality no longer exists whereupon such Lender shall be obligated to make, or Convert Loans into, Eurodollar Loans once again and, if requested by Borrower, shall Convert any or all Base Rate Loans made by it pursuant to this clause (iii) during such period of illegality into Eurodollar Loans.

          SECTION 2.16  Increased Costs.
                        ---------------

          (a) Increase in Expenses.  If, due to either (i) the introduction of
              --------------------
     or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Eurodollar Loans, included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender (and for any Lender which has entered into a participation pursuant to Section 8.7(e), increases in cost for its participants if and to the extent the Lender would have had an increase in cost if it had not entered into such participation) of agreeing to make or making, funding or maintaining Eurodollar Loans, then Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to Administrative Agent), pay to Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost, to the extent such Lender reasonably determines such increased cost to be allocable to the existence of such Lender's commitment to lend or otherwise extend credit to Borrower hereunder. A certificate as to the amount of such increased cost, submitted to Borrower and Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

          (b) Increase in Capital Requirements.  If any Lender determines that
              --------------------------------
     compliance with any law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to Administrative Agent), Borrower shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend or otherwise extend credit to Borrower hereunder. A certificate as to such amounts submitted to Borrower and Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 2.17  Interest Rate Determination and Protection.
                        ------------------------------------------

          (a) Notice of Eurodollar Rate.  Administrative Agent shall determine
              -------------------------
     the Eurodollar Rate and shall give prompt notice thereof to Borrower and the Lenders. Such determination shall be binding and conclusive on all parties.

          (b) Inability to Provide Information.  If Administrative Agent shall
              --------------------------------
     be unable to obtain timely information for determining the Eurodollar Rate for any Eurodollar Loans: (i) Administrative Agent shall forthwith notify Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Loans; (ii) each such Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Loan (or if such Loan is then a Base Rate Loan, will continue as a Base Rate Loan); and (iii) the obligation of the Lenders to make, or to Convert Loans into, Eurodollar Loans shall be suspended until Administrative Agent shall notify Borrower and the Lenders that the circumstances causing such suspension no longer exist.

          (c) Suspension of Eurodollar Loans.  If, with respect to any
              ------------------------------
     Eurodollar Loans, the Required Lenders shall notify Administrative Agent that funding is not available to such Lenders in the London interbank market in Dollars, then Administrative Agent shall forthwith so notify Borrower and the Lenders, whereupon (i) each Eurodollar Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Loan, and (ii) the obligation of the Lenders to make, or to Convert Loans into, Eurodollar Loans shall be suspended until Administrative Agent shall notify Borrower and the Lenders that the circumstances causing such suspension no longer exist. If, with respect to any Eurodollar Loans, the Required Lenders shall notify Administrative Agent and Borrower that the Eurodollar Rate for any Interest Period for such Loans is at least two basis points less than the cost to such Lenders of obtaining funds in Dollars in the London interbank market in amounts substantially equal to such Lenders' Eurodollar Loans and for a period equal to such Interest Period, Borrower shall either (x) pay each such Lender the difference between (A) the cost to such Lender of obtaining funds in Dollars in the London interbank market in the amounts substantially equal to such Lender's Eurodollar Loans and for a period equal to such Interest Period and (B) the Eurodollar Rate for such Interest Period or (y) elect to have such Eurodollar Loans made as or converted into Base Rate Loans.

          (d) Failure to Select Duration.  If, in connection with the initial
              --------------------------
     Borrowing of any Eurodollar Loans, Borrower shall have failed to select the duration of the Interest Period to be applicable to such Eurodollar Loans, then Borrower shall be deemed to have selected an Interest Period with a duration of one month. If, upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, Borrower shall have failed to deliver a Notice of Continuance/Conversion in respect of such Eurodollar Loans, then Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans as of the expiration of the then current Interest Period applicable thereto.

          SECTION 2.18  Funding Losses.  If Borrower shall (i) repay or prepay
                        --------------
any Eurodollar Loan on any day other than the last day of an Interest Period for such Loan (whether an optional prepayment, a mandatory prepayment, a payment upon acceleration or otherwise); (ii) fail to borrow any Eurodollar Loan in accordance with a Notice of Borrowing or a telephonic request delivered to Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise); (iii) fail to Convert any Base Rate Loan into a Eurodollar Loan or continue any Eurodollar Loan in accordance with a Notice of Continuance/Conversion delivered to Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise); or
(iv) fail to make any prepayment in accordance with any notice of prepayment delivered to Administrative Agent, Borrower shall, upon demand by any Lender, reimburse such Lender for all costs and losses incurred by such Lender as a result of such repayment, prepayment or failure ("Breakage Costs"). Borrower understands that
                                   --------------
such costs and losses may include losses incurred by a Lender as a result of funding and other contracts entered into by such Lender to fund Eurodollar Loans. Each Lender demanding payment under this Section 2.18 shall deliver to Borrower (through Administrative Agent) a certificate including calculations in reasonable detail as to the amount of costs and losses for which demand is made. Such a certificate so delivered to Borrower shall, in the absence of manifest error, be conclusive and binding as to the amount of such loss for all purposes. Calculation of all amounts payable to a Lender under this Section 2.18 shall be made as though such Lender had actually funded its relevant Eurodollar Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of such Eurodollar Loan, having a maturity comparable to the relevant Interest Period; provided, however, that each Lender
                                            --------  -------
may fund its Eurodollar Loans in any manner sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.18.

          SECTION 2.19  Domestic and Eurodollar Lending Offices.  The Loans made
                        ---------------------------------------
by each Lender may be made from and maintained in such Domestic Lending Offices and Eurodollar Lending Offices (as the case may be) of such Lender, or its Affiliates, as such Lender may from time to time designate to Borrower and Administrative Agent. A Lender shall not elect a Domestic Lending Office that, at the time of the making of such election, increases the amounts that would have been payable by Borrower to such Lender under this Agreement in the absence of such election. With respect to Eurodollar Loans made from and maintained at such Lender's foreign offices or Affiliates, the obligation of Borrower to repay such Eurodollar Loans shall nevertheless be to such Lender and shall, for all purposes of this Agreement (including for purposes of the definition of the term "Required Lenders"), be deemed made, or maintained by it, for the account of
 ----------------
such office or Affiliate.

          SECTION 2.20  Replacement Lenders.  If, and on each occasion that, (i)
                        -------------------
a Lender makes a demand for compensation pursuant to Section 2.16; (ii) a Lender is unable to fund Eurodollar Loans; (iii) a Lender has requested additional costs pursuant to Section 2.17(c); or (iv) a Lender has failed to perform its obligation to make a Loan required by such Lender hereunder, Borrower may, upon at least five Business Days' prior irrevocable written or telex notice to each of such Lender and Administrative Agent, in whole permanently replace the Commitments of such Lender; provided that such notice must be given not later
                            --------
than the 60th day following the date of a demand for compensation made by such Lender, the time of such unavailability, or the date of any such refusal; and provided that Borrower shall replace such Commitments with the commitment of an
--------
Eligible Assignee. Any such replacement Lender shall, upon the effective date of replacement, enter into an Assignment and Acceptance with the replaced Lender and, pursuant thereto, purchase the Obligations owed to such replaced Lender for the aggregate amount thereof and shall thereupon for all purposes become a "Lender" hereunder. The notice from Borrower replacing a Lender shall specify an effective date for the replacement of the Commitments of such Lender, which date shall not be later than the tenth day after the day such notice is given. On the effective date of any replacement of the Commitments of such Lender pursuant to this Section 2.20, Borrower shall pay to Administrative Agent for the account of such Lender (x) any fees due to such Lender to the date of such replacement; (y) accrued interest on the principal amount of outstanding Loans made by such Lender to the date of such replacement; and (z) the amount or amounts requested by such Lender pursuant to Sections 2.16 and 2.17(c). Borrower will remain liable to such replaced Lender for any Breakage Costs that such Lender may sustain or incur as a consequence of repayment of the Loans of such Lender. Upon the effective date of repayment of any such Lender's Commitments pursuant to this Section 2.20, and the execution by the replacement Lender of an Assignment and Acceptance, such Lender shall cease to be a Lender hereunder. No such termination of the Commitments of any such Lender and the purchase of the Loans of any such Lender pursuant to this Section 2.20 shall affect (A) any liability or obligation of Borrower or any other Lender to such terminated Lender which accrued on or prior to the date of such termination (other than the Obligations in respect of which the assignment purchase price is being paid) or (B) the rights of such terminated Lender hereunder in respect of any such liability or obligation.


                                  ARTICLE III
                             CONDITIONS OF LENDING

          SECTION 3.1  Condition Precedent to the Closing Date.  The obligation
                       ---------------------------------------
of each Lender to make its initial Loans or LC Bank to issue the initial Letter(s) of Credit is subject to the satisfaction of each of the following conditions:

          (a)  Payment of Fees and Expenses. All fees of each of the Agents and
               ----------------------------
     the Lenders due and payable on or prior to the Closing Date under this Agreement and the Fee Letter shall have been paid (including reasonable fees and disbursements of counsel to the Agents).

          (b)  Loan Documents.  Borrower shall have delivered to Administrative
               --------------
     Agent (and, other than item (iv) below, with sufficient copies for each Lender) each of the following:

               (i) this Agreement duly executed by Borrower, each of the Agents, LC Bank and each of the Lenders;

               (ii) a Revolving Note for each Revolving Credit Lender, dated the Closing Date and duly executed by Borrower, payable to the order of such Revolving Credit Lender, in an original principal amount equal to such Revolving Credit Lender's Revolving Credit Commitment;

               (iii) a Term Note for each Term Loan Lender, dated the Closing Date and duly executed by Borrower, payable to the order of such Term Loan Lender, in an original principal amount equal to such Term Loan Lender's Term Loan Commitment;

               (iv) a Swing Line Note for Swing Line Lender, dated the Closing Date and duly executed by Borrower, payable to the order of Swing Line Lender, in an original principal amount equal to the Swing Line Commitment;

               (v)   Intercompany Notes, substantially in the form of Exhibit
                                                                      -------
          C-5 hereto ("Intercompany Notes"), dated the Closing Date and duly
          ---          ------------------
          executed by each of the Subsidiary Guarantors, accompanied by assignments executed in blank;

               (vi)  a guaranty, in substantially the form of Exhibit C-1 (as
                                                              -----------
          such agreement may be amended, modified or supplemented, by way of a Subsidiary Joinder or otherwise, from time to time, the "Subsidiary
                                                                   ----------
          Guaranty"), dated as of the Closing Date and duly executed by each of
          --------
          the Subsidiaries of Borrower (other than Inactive Subsidiaries, GCI Indemnity and (subject to the approval of the Agents) any Encumbered Subsidiary subject to restrictions in any agreement to which it is a party or by which it is bound which prohibits such a guaranty and which prohibition shall not have been waived or guaranty consented to by the beneficiary of such prohibition);

               (vii) a pledge and security agreement, in substantially the form of Exhibit C-2 (as such agreement may be amended, modified or
                  -----------
          supplemented from time to time, the "Borrower Pledge and Security
                                               ----------------------------
          Agreement"), dated as of the Closing Date and duly executed by
          ---------
          Borrower and Administrative Agent, together with certificates representing the Pledged Shares identified in Part A of Schedule I to
                                                                  ----------
          the Borrower Pledge and Security Agreement, accompanied by undated stock powers executed in blank, and together with all other documents and instruments required to be delivered under the terms of the Borrower Pledge and Security Agreement;

               (viii) a pledge and security agreement, in substantially the form of Exhibit C-3 (as such agreement may be amended, modified or
             -----------
          supplemented, by way of a Subsidiary Joinder or otherwise, from time to time, the "Subsidiary Pledge and Security Agreement"), dated as of
                        ----------------------------------------
          the Closing Date and duly executed by each Subsidiary Guarantor (other than (subject to the approval of the Agents) any Encumbered Subsidiary subject to restrictions in any agreement to which it is a party or by which it is bound which probibits or limits the right of such Subsidiary to grant to Administrative Agent a Lien on the Collateral, to the extent such prohibition shall not have been waived or Lien consented to by the beneficiary of such prohibition) and Administrative Agent, together with certificates representing the Pledged Shares identified in Part A of Schedule I to such Subsidiary
                                                 ----------
          Pledge and Security Agreement, accompanied by undated stock powers executed in blank, and together with all other documents and instruments required to be delivered under the terms of the Subsidiary Pledge and Security Agreement;

               (ix) agency account agreements, in substantially the form of Exhibit C-6 (each, as the same may be amended, modified or
          -----------
          supplemented from time to time, an "Agency Account Agreement"), dated
                                              ------------------------
          as of the Closing Date and duly executed by the parties thereto;

                  (x) a Mortgage, in substantially the form of Exhibit C-7 (with
                                                               -----------
          such modifications as may be necessary or appropriate under applicable local laws), with respect to each Fee Estate of Borrower or any of its Subsidiaries that, as of the Closing Date, is not subject to a mortgage, deed of trust or similar Lien in favor of a third-party lender, dated as of the Closing Date and duly executed by Borrower or such Subsidiary (other than Excell Healthcare Center, Heritage Healthcare Center and the Shores Healthcare Center, which Borrower has agreed to mortgage to Omega Healthcare Investors, Inc. as substitute collateral for Health Care Facilities previously mortgaged to said lender but which have been sold), as applicable, and (if applicable) the trustee thereunder, together in each case with the title insurance policy, environmental site assessment, opinions and other documents, reports and items of the types specified in Section 5.3(j); and

               (xi) the HRPT Intercreditor Agreement, duly executed by the parties thereto.

          (c)  Security Interests.  Administrative Agent shall have a perfected
               ------------------
     security interest in the Collateral (subject only to Permitted Liens) and Administrative Agent shall have received:

               (i) an acknowledgement copy, or other evidence satisfactory to the Agents, of the proper filing, registration or recordation of each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by either of the Agents or any Lender to be filed, registered or recorded, in each jurisdiction in which such filing, registration or recordation is so required or requested, in order to create in favor of Administrative Agent a valid, legal and perfected security interest in or Lien on the Collateral that is the subject of the Collateral Documents;

               (ii) certified copies of Requests for Information or Copies (form UCC-11), or equivalent reports from Paranet Corporation Services, Inc., Prentice-Hall Financial Services, CT Corp. or another independent search service satisfactory to the Agents, listing (A) any judgment naming Borrower or any of its Subsidiaries as judgment debtor in any of the jurisdictions where a Uniform Commercial Code financing statement would be required by law to be filed in order to create a perfected security interest or Lien on any of the personal or real property of Borrower and its Subsidiaries, (B) any tax lien that names Borrower or any of its Subsidiary as a delinquent taxpayer in any of the jurisdictions referred to in the preceding clause (A), and (C) any Uniform Commercial Code financing statement that names Borrower or any of its Subsidiaries as debtor or seller filed in any of the jurisdictions referred to in the preceding clause (A);

               (iii) a perfection certificate, in substantially the form of Exhibit C-8, duly completed and executed by Borrower;
          -----------

               (iv) short-form trademark assignments for filing in the U.S. Patent and Trademark Office with regard to all federally registered trademarks, service marks and applications therefor of Borrower and its Subsidiaries, duly executed by Borrower and each applicable Subsidiary;

               (v)  appropriate duly executed termination statements (Form UCC-
          3) signed by all persons disclosed on current financing statements as secured parties in the jurisdictions referred to in clause (i) above in form for filing under the Uniform Commercial Code of such jurisdictions (except with respect to Liens permitted under Section 5.4(a)); and

               (vi) an escrow letter or agreement in form and substance satisfactory to the Agents with respect to the 1995 Credit Agreement providing for the release on the Closing Date of the termination statements referred to in clause (iii) above and such other matters as either Agent may reasonably require.

          (d)  Outstanding Letters of Credit.  Borrower shall have delivered to
               -----------------------------
     Agent a consent to the assignment of each Outstanding Letter of Credit from the account of GranCare to the account of Borrower, duly executed by the beneficiary thereunder and in form and substance satisfactory to the Agents.

          (e)  Corporate Documents. Borrower shall have delivered to
               -------------------
     Administrative Agent (with sufficient copies for each Lender) each of the following:

                 (i) the certificate of incorporation, including all amendments thereto, of Borrower as in effect on the Closing Date (and after giving effect to the GCI Properties Merger), certified as of the Closing Date by the Secretary of State of the State of Delaware and certified by a Secretary or an Assistant Secretary of Borrower as of the Closing Date;

                (ii) the articles or certificate of incorporation or certificates of limited partnership, including all amendments thereto, of each Loan Party (other than Borrower) as in effect on the Closing Date, certified as of a recent date by the Secretary of State (or comparable authority) of the jurisdiction of its organization and certified by a Secretary or an Assistant Secretary of such Loan Party as of the Closing Date;

               (iii) the bylaws, partnership agreement or comparable governing instruments, as appropriate, of each Loan Party as in effect on the Closing Date, certified by a Secretary or an Assistant Secretary of such Loan Party as of the Closing Date;

                (iv) copies of the resolutions of the board of directors (or, in the case of any partnership, of the general partner of such party) of each Loan Party approving each Loan Document and each Transaction Document to which it is a party and all actions to be taken pursuant thereto, and of all documents evidencing other necessary corporate or organizational action and governmental approvals, if any, with respect to each such Loan Document and Transaction Document, certified by a Secretary or an Assistant Secretary of such Loan Party as of the Closing Date;

                 (v) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which it is or will be a party and the other documents to be delivered hereunder; and

                (vi) a good standing certificate dated as of a recent date for each Loan Party from the Secretary of State of (x) the state of incorporation or organization of such Loan Party and (y) each other state where such Loan Party is qualified to do business.

          (f)  Legal Opinions.  Borrower shall have delivered to Administrative
               --------------
     Agent (with sufficient copies for each Lender) the following, each dated the Closing Date and addressed to the Agents and the Lenders:

                 (i) an opinion of counsel for Borrower and the other Loan Parties, substantially in the form of Exhibit D-1 hereto and as to
                                                -----------
          such other matters as any Lender through the Agents may reasonably request (provided that opinions with respect to matters of
                   --------
          Delaware corporate law shall be given by Delaware counsel);

                (ii) an opinion of special local counsel for each of the Loan Parties in such jurisdictions as either of the Agents may request, substantially in the form of Exhibit D-2 hereto and as to such other
                                       -----------
          matters as any Lender through the Agents may reasonably request; and

               (iii) copies of each opinion (including, without limitation, tax opinions) required to be delivered by counsel to GranCare pursuant to the Merger Agreement and/or the Distribution Agreement, which opinions shall be in form and substance reasonably satisfactory to the Agents and shall be accompanied in each case by a letter, unless such opinion is addressed to the Agents and the Lenders or expressly includes a reliance provision, from the counsel rendering such opinion, stating that the Agents and the Lenders are entitled to rely on such opinion as if it were addressed to them.

          (g) Insurance Coverage.  Borrower shall have delivered to
              ------------------
     Administrative Agent certificates of insurance, a report from Borrower's independent insurance consultant or other evidence satisfactory to Administrative Agent indicating that Borrower and each other Loan Party has in place the insurance coverage required by this Agreement and that Administrative Agent, as Administrative Agent under this Agreement, has been named an additional insured or loss payee, as applicable, on all insurance policies of Borrower or any of its Subsidiaries.

          (h) Other Deliveries.  Borrower shall have delivered to Administrative
              ----------------
     Agent (with sufficient copies for each Lender) each of the following:

                (i) copies of the unaudited pro forma consolidated balance sheet of Borrower and its Subsidiaries as of September 30, 1996 (giving effect to the Merger and the Distribution and the other transactions contemplated thereby as if such transactions had occurred on such date) and the unaudited pro forma consolidated statements of income of Borrower and its Subsidiaries for the year ended December 31, 1995 and the nine-month period ended September 30, 1996 (giving effect to the Merger and the Distribution and the other transactions contemplated thereby as if such transactions had occurred on January 1, 1995);

                (ii)  a certificate, in substantially the form of Exhibit C-9
                                                                 -----------
          (the "Financial Condition Certificate"), as to certain matters
                -------------------------------
          pertaining to the solvency of Borrower and its Subsidiaries, dated the Closing Date and duly executed by the chief financial officer of Borrower, and attaching copies of the following financial statements, prepared in accordance with GAAP and satisfactory in all respects to the Agents: (A) projected financial statements for Borrower and its Subsidiaries for the period after the Closing Date through December 31, 2001, prepared on an annual basis; and (B) the pro forma balance sheet referred to in clause (i) above;

                (iii) a certificate dated as of the Closing Date and signed by the chairman, chief executive officer or chief financial officer of Borrower, certifying that, as of the Closing Date, (A) the representations and warranties contained in Article IV of this Agreement are true and correct on and as of the Closing Date, as though made on and as of such date; and (B) each of the other conditions precedent to the Closing Date has been satisfied;

                (iv) a certificate dated as of the Closing Date and signed by the chairman, chief executive officer or chief financial officer of Grancare, certifying that, as of the Closing Date, the representations and warranties contained in Article IV of this Agreement are true and correct on and as of the Closing Date, as though made on and as of such date; and

                (v) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the other Loan Documents and the Transaction Documents, including final copies of the GranCare Proxy Statement, the Borrower Prospectus, the Tender Offer and the Consent Solicitation.

          (i)  Market Conditions.  There shall not have occurred and be
               -----------------
     continuing: (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States, (ii) a banking moratorium or any suspension of payments in respect of banks in the United States, (iii) any material limitation (whether or not mandatory) imposed by any United

     States Governmental Authority on, or any other action that has had a material adverse impact on, the nature or extension of credit or further extension of credit by banks or other lending institutions generally or
     (iv) any material disruption or material adverse change (except as may be attributable to changes in prevailing interest rate levels) of the United States debt markets (including the market for bank syndications).

          (j) The Transactions.  All aspects of the structure and documentation
              ----------------
     of the Transactions, all legal matters incident to the Merger, the Distribution, the other Transactions and the Facilities, and all corporate, tax and other proceedings taken or to be taken in connection therewith shall be reasonably satisfactory to the Agents, including the following:

                  (i) Neither the Merger Agreement nor the Distribution Agreement shall have been amended or modified, nor any material provision thereof waived by Borrower or any of its Subsidiaries, except such as shall be acceptable to the Agents, and all conditions precedent to the obligations of Borrower or any of its Subsidiaries set forth therein shall have been satisfied (without giving effect to any waiver thereof, except such as shall be acceptable to the Agents); each of the Ancillary Agreements shall have been executed and delivered by the parties thereto in the form attached as an exhibit to the Distribution Agreement (except for such amendments and modifications as shall have been approved by the Agents); the Agents shall be reasonably satisfied with the terms of all contractual arrangements between Borrower, on the one hand, and Vitalink and TeamCare, on the other, including the terms of pharmaceutical supply agreements; and Administrative Agent shall have received copies of the executed Transaction Documents in such number as it shall have reasonably requested;

                  (ii) All governmental, regulatory, shareholder and other Third Party Consents, approvals, filings, registrations and other actions required in order to consummate the Merger, the Distribution, the Facilities and the other Transactions (including, without limitation, approvals or filings required in connection with Health Care Permits, consents and approvals from third-party creditors, and consents and approvals under leases and contracts to which Borrower or any of its Subsidiaries is a party) shall have been obtained or made, as applicable, and shall remain in full force and effect, in each case without the imposition of any condition or restriction which is, in the judgment of the Agents, materially adverse to Borrower or any of its Subsidiaries, and Administrative Agent shall have received satisfactory evidence thereof;

                  (iii) There shall not be any pending proceeding requesting an injunction or restraining order with respect to the Merger, the Distribution, the Facilities or the other Transactions or challenging the validity or enforceability of any of the Transactions;

                  (iv) The Tender Offer shall have been consummated, and the Consent Solicitation shall have occurred and GranCare shall have obtained the approval sought pursuant thereto;

                  (v) The GCI Properties Merger shall have occurred on terms satisfactory to the Agents;

                  (vi) The Reorganization shall have occurred on terms satisfactory to the Agents;

                  (vii)  Immediately after giving effect to the Transactions,
          (A) Borrower and its Subsidiaries shall have no Indebtedness, except in respect of (x) the Facilities and (y) other Indebtedness described in Schedule 5.4(b) and Schedule 5.4(c), and (B) the Shareholders shall
             ---------------     ---------------
          own 100% of the aggregate ordinary voting power of all of the outstanding capital stock of Borrower;

                  (viii) All transaction fees and expenses payable by or on behalf of Borrower in connection with the Transactions shall be in an aggregate amount reasonably acceptable to the Agents, and Administrative Agent shall have received such evidence thereof in form and substance satisfactory to it (including itemizations thereof) as it shall have reasonably requested; and

                  (ix) Substantially simultaneously with the initial funding under the Facilities, there shall occur the consummation of all components of the Transactions not previously consummated in a manner and on terms satisfactory to the Agents, such that, without limitation, (A) payment of all GCI Intercompany Indebtedness shall be made in full, (B) the GCI Dividend shall be made in an amount not exceeding $181,000,000, (C) (I) all obligations of GranCare and its Subsidiaries (as such Subsidiaries exist on the Business Day immediately prior to the Closing Date) under the 1995 Credit Agreement shall have been paid in full and (II) all Liens securing obligations under the 1995 Credit Agreement shall be released and the commitments to extend credit under the 1995 Credit Agreement shall be terminated,
          (D) the Redemption shall occur, (E) the Distribution shall occur and
          (F) the Merger shall occur.

          SECTION 3.2  Conditions Precedent to Each Credit Event.  The
                       -----------------------------------------
obligation of each Lender to make a Loan on the occasion of each Borrowing (including the initial Borrowing) and the obligation of LC Bank to issue any Letter of Credit (including the initial issuance of a Letter of Credit) shall be subject to the conditions precedent that on the date of the Borrowing Date for such Borrowing or the LC Issuance Date for such issuance of a Letter of Credit, as the case may be:

          (a) Notice of Borrowing or Request of LC Issuance.  Borrower shall
              ---------------------------------------------
     have delivered to Administrative Agent a fully completed Notice of Borrowing or a fully completed Request for LC Issuance, as the case may be.

          (b) Certification.  Each of the following statements shall be true and
              -------------
     correct, and Administrative Agent shall have received a certificate signed by an Authorized Officer certifying that (and each of the giving of a Notice of Borrowing (or a Request for LC Issuance), and the acceptance by Borrower of the proceeds of such Borrowing (or the issuance of such Letter of Credit), shall constitute a representation and warranty by Borrower that on the Borrowing Date (or LC Issuance Date) such statements are true):

                  (i) the representations and warranties contained in this Agreement and each of the other Loan Documents are true and correct on and as of the Borrowing Date or LC Issuance Date, as the case may be (except to the extent such representations and warranties expressly relate solely to an earlier date), before and after giving effect to the Borrowing (or Letter of Credit issuance) and to the application of the proceeds therefrom, as though made on and as of such date;

                  (ii) no event has occurred and is continuing, or would result from such Borrowing (or Letter of Credit issuance) or from the application of the proceeds therefrom, which constitutes a Default or Event of Default; and

                  (iii)  there has been no Material Adverse Change.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.1  Representations and Warranties of Borrower.  As of each
                       ------------------------------------------
Compliance Date, Borrower represents and warrants, both before and after giving effect to the Transactions, as follows:

          (a) Organization.  Borrower is a corporation duly organized, validly
              ------------
     existing and in good standing under the laws of the State of Delaware and is duly qualified to do business in each other jurisdiction where the absence of such qualification would have a Material Adverse Effect. Each of the other Loan Parties is duly organized and in good standing under the laws of the jurisdiction where such Loan Party is organized and is duly qualified to do business in each jurisdiction where the absence of such qualification would have a Material Adverse Effect.

          (b) Power and Authority.  Each of the Loan Parties has the corporate
              -------------------
     or partnership power: (i) to carry on its business as now being conducted and as proposed to be conducted by it; (ii) to execute, deliver and perform each Loan Document and Transaction Document to which it is a party; and
     (iii) to take all action as may be necessary to consummate the Transactions and the other transactions contemplated under the Loan Documents and the Transaction Documents to which it is a party.

          (c) Due Authorization.  The execution, delivery and performance by
              -----------------
     each Loan Party of each Loan Document and Transaction Document to which it is a party and the consummation of the Transactions have been duly authorized by all necessary corporate or partnership action and do not (A) contravene such Loan Party's charter, certificate of partnership, bylaws, partnership agreement or other organizational documents, any law, statute, rule or regulation applicable to it, or any order, writ, judgment, injunction, decree or determination of any Governmental Authority applicable to it, (B) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture, agreement or other instrument to which it is a party, by which it or any of its properties is bound or to which it is subject, or (C) result in or require the creation of any Lien (other than pursuant to the Collateral Documents) upon or with respect to any of its respective properties.

          (d) Binding and Enforceable.  This Agreement and each of the other
              -----------------------
     Loan Documents has been, and each Transaction Document when delivered will have been, duly executed and delivered by each Loan Party that is a party hereto or thereto. This Agreement and each other Loan Document is, and each Transaction Document when delivered will be, the legally valid and binding obligation of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with its respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies.

          (e) Subsidiaries.  After giving effect to the Transactions, (i) except
              ------------
     as set forth in Schedule 4.1(e)(i), as from time to time amended by
                     ------------------
     Borrower in accordance with the provisions of Section 5.3(h), there are no direct or indirect Subsidiaries of Borrower, and (ii) except as set forth in Schedule 4.1(e)(ii), there are no Encumbered Subsidiaries. Schedule
        -------------------                                         --------
     4.1(e)(i) indicates each Subsidiary that is an Inactive Subsidiary as of
     ---------
     the Closing Date. Each Subsidiary of Borrower (except any Subsidiary that is, and at all times while a Subsidiary was, an Inactive Subsidiary), except as otherwise permitted under this Agreement, has duly executed and delivered the Subsidiary Guaranty and the Subsidiary Pledge and Security Agreement or, if such Subsidiary was formed or acquired after the Closing Date, a joinder to the Subsidiary Guaranty and the Subsidiary Pledge and Security Agreement, substantially in the form of Exhibit C-4 hereto (a
                                                      -----------
     "Subsidiary Joinder").
     -------------------

          (f) Indebtedness.  As of the Closing Date and after giving effect to
              ------------
     the Transactions, neither Borrower nor any Subsidiary of Borrower is subject to any Indebtedness other than Indebtedness permitted pursuant to Sections 5.4(b)(i), (ii), (iii), (iv) and (v).

          (g) Liens.  As of the Closing Date and after giving effect to the
              -----
     Transactions, there are no Liens on assets of Borrower or any Subsidiary of Borrower, other than Liens permitted pursuant to Sections 5.4(a)(i), (ii),
     (iii), (iv), (v) and (vi).

          (h) No Default.  No Default or Event of Default has occurred and is
              ----------
     continuing.

          (i) Governmental and Other Approvals.  No authorization, approval,
              --------------------------------
     Third Party Consent or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery and performance by each of the Loan Parties of any Loan Document or Transaction Document to which it is or will be a party or for the consummation of the Merger, the Distribution and the other Transactions (including, without limitation, consents and approvals under material contracts to which Borrower or any of its Subsidiaries is a party, and approvals or filings required in connection with any Health Care Permits), except for those listed on Schedule 4.1(i), each of which has been duly
                                ---------------
     obtained or made and is in full force and effect except as set forth on such schedule.

          (j) Litigation.  Except as identified on Schedule 4.1(j), there is no
              ----------                           ---------------
     pending or overtly threatened action or proceeding affecting Borrower, any of its Subsidiaries or any of their respective properties before any court, governmental agency or arbitrator, which could reasonably be expected to have a Material Adverse Effect or which purports to affect any aspect of the Transactions or the legality, validity or enforceability of this Agreement or any other Loan Document to which any Loan Party is a party.

          (k)  Financial Information.
               ---------------------

                  (i) The audited consolidated balance sheet of GranCare and its Subsidiaries as of December 31, 1995, and the related consolidated statements of income, stockholders equity and cash flows for the year then ended, certified by Ernst & Young L.L.P., copies of which have been delivered to the Agents, were prepared in accordance with GAAP applied on a consistent basis and fairly present the consolidated financial position of GranCare as of such date and the consolidated results of operations and cash flows of GranCare for the year then ended.

                  (ii) The unaudited consolidated balance sheet of GranCare and its Subsidiaries as of September 30, 1996, and the related consolidated statements of income, stockholders equity and cash flows for the nine-month period then ended, copies of which have been delivered to the Agents, were prepared in accordance with GAAP applied on a consistent basis and fairly present the consolidated financial position of GranCare as of such date and the consolidated results of operations and cash flows of GranCare for the nine-month period then ended, in each case subject to normal year-end audit adjustments and to the absence of footnotes.

                  (iii) The unaudited pro forma consolidated balance sheet of Borrower and its Subsidiaries as of September 30, 1996, as set forth in the Borrower Prospectus, gives pro forma effect to the consummation of the Merger and the Distribution and the consummation of all other Transactions, all as if such events had occurred on September 30, 1996. The unaudited pro forma consolidated statements of income of Borrower and its Subsidiaries for the year ended

          December 31, 1995 and for the nine-month period ended September 30, 1996, all as set forth in the Borrower Prospectus, give pro forma effect to the consummation of the Merger and the Distribution and the consummation of all other Transactions, all as if such events had occurred on January 1, 1995. Such pro forma financial statements have been prepared in accordance with GAAP (subject to normal year-end adjustments and to the absence of footnotes) and present fairly the consolidated financial condition and results of operations of Borrower and its Subsidiaries on an unaudited pro forma basis as of the dates and for the periods set forth therein after giving effect to the consummation of the Transactions as described above.

                  (iv) Any report, financial statement, exhibit, schedule or other information (including the projections referred to in Section 3.1(h)(ii)(A)) furnished by or on behalf of Borrower or any of its Subsidiaries to either of the Agents or Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto which constitutes a financial forecast or projection was prepared in good faith, was based on assumptions that Borrower believes to be reasonable and was based on the best information known to Borrower at the time such report, financial statement, exhibit, schedule or other information was so furnished. Borrower has no reason to believe that any such forecasts or projections are misleading in any material respect in light of the circumstances existing at the time of preparation thereof.

          (l) Material Adverse Change.  There has been no Material Adverse
              -----------------------
     Change (it being understood that the Merger, the Distribution and the other Transactions to be consummated on or prior to the Closing Date do not, as such, constitute a Material Adverse Change).

          (m) Compliance.  Each Loan Party is in compliance in all material
              ----------
     respects with all material applicable laws, rules, regulations and orders except to the extent that the failure to be in such compliance would not have a Material Adverse Effect or is contested in accordance with the provisions of Section 5.3(d).

          (n) Payment of Taxes.  Borrower and each of its Subsidiaries (and, as
              ----------------
     to all periods prior to the Closing Date, GranCare and each of its Subsidiaries) has filed all federal income tax returns and all other tax returns required to be filed by it and has paid all taxes and assessments payable by it which have become due except to the extent being contested in accordance with the provisions of Section 5.3(e).

          (o) Security Interests.  The provisions of each of the Collateral
              ------------------
     Documents are effective to create in favor of Administrative Agent, for itself, Syndication Agent, the Lenders and LC Bank, legal, valid, and enforceable security interests in all right, title and interest of Borrower and the other Loan Parties in the Collateral described therein, and upon
     (i) the initial extension of credit hereunder, (ii) the filing of appropriately completed Uniform Commercial Code financing statements and continuations thereof in the jurisdictions specified therein, (iii) the filing of appropriately completed short-form assignments in the U.S. Patent and Trademark Office and the U.S. Copyright Office, and (iv) the possession by Administrative Agent of any certificates evidencing the securities pledged thereby, such security interests shall constitute (1) fully perfected and first priority security interests in such right, title and interest of each such Loan Party not constituting an Encumbered Subsidiary in and to such Collateral, and (2) fully perfected security interests in such right, title and interest of each such Loan Party constituting an Encumbered Subsidiary in and to such Collateral, in each case to the extent that such security interest can be perfected by such filings, actions and possession, subject only to Liens permitted pursuant to Section 5.4(a).

          (p) Title to Property.  Borrower and each other Loan Party (i) has
              -----------------
     good and indefeasible title to (or holds interests as lessee under valid leases in full force and effect with respect to) all properties reflected in its books and records as being owned or leased by it, and (ii) possesses or has rights to use licenses and all other assets sufficient to enable it to conduct its business as presently conducted (or at any time prior to the Closing Date, as then conducted by GranCare and its Subsidiaries) and as presently proposed to be conducted, in each instance free and clear of all Liens other than Liens permitted pursuant to Section 5.4(a).

          (q) Real Property.  After giving effect to the Transactions, (i)
              -------------
     except as set forth in Part A of Schedule 4.1(q), as amended pursuant to
                                      ---------------
     Section 5.3(i), neither Borrower nor any Subsidiary of Borrower owns any Fee Estate, and (ii) except as set forth in Part B of Schedule 4.1(q), as
                                                           ---------------
     amended pursuant to Section 5.3(i), neither Borrower nor any Subsidiary of Borrower owns any Leasehold Estate.

          (r) Conduct of Business.  At all times prior to the Closing Date
              -------------------
     GranCare and its Subsidiaries are, and from and after the Closing Date Borrower and its Subsidiaries will be, principally engaged in the business of owning, operating, managing and/or financing Health Care Facilities and providing other services or amenities customarily provided by, or other activities customarily undertaken by, Persons owning, operating, managing and/or financing Health Care Facilities.

          (s) Investment Company.  Neither Borrower nor any other Loan Party is
              ------------------
     an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (t) Margin Stock.  Borrower is not engaged in the business of
              ------------
     extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan will be used to purchase or carry any Margin Stock (except as provided in Section 5.3(f)), to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or for any other purpose that would violate Regulations G, U or X of the Board of Governors of the Federal Reserve System or any provision of the Exchange Act.

          (u) Registration of Notes.  It is not necessary to register the Notes
              ---------------------
     under the Securities Act of 1933, as amended, or to qualify this Agreement as an indenture under the Trust Indenture Act of 1939, as amended.

          (v) Health Care Permits.  Except as disclosed in Schedule 4.1(v):
              -------------------                          ---------------

                  (i) Each Loan Party now has (after giving effect to the Transactions), and has no reason to believe it will not be able to maintain in effect, all Health Care Permits necessary for the lawful conduct of its business or operations wherever now conducted and as planned to be conducted (other than those Health Care Permits the lack of which would not have a Material Adverse Effect), including the ownership and operation of its Health Care Facilities, pursuant to all applicable laws, of all Governmental Authorities having jurisdiction over any such Loan Party or over any part of its operations. All such Health Care Permits are in full force and effect and have not been amended or otherwise modified, rescinded, revoked or assigned. No Loan Party is in default in any material respect under, or in violation in any material respect of, any such Health Care Permit, and to the best knowledge of Borrower, no event has occurred, and no condition exists, which, with the giving of notice, the passage of time, or both, would constitute a default thereunder or a violation thereof, which default or violation would (with the passage of time, notice or both) result in the loss of any Health Care Permit which is necessary to operate any Health Care Facility of any Loan Party (other than those Health Care Permits the loss of which would not have a Material Adverse Effect). Neither Borrower nor, to the best knowledge of Borrower, any Loan Party, has received any notice of any violation of applicable laws which would (with the passage of time, notice or both) cause any of such Health Care Permits to be modified, rescinded or revoked (except for modifications, rescissions or revocations which would not have a Material Adverse Effect). To the best knowledge of Borrower, no condition exists or event has occurred which in itself or with the giving of notice or the lapse of time, or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such Health Care Permit, and there is no claim filed with any Governmental Authority of which Borrower or any Subsidiary has been notified challenging the validity of any such Health Care Permit. The continuation, validity and effectiveness of all such Health Care Permits will not be adversely affected by the Transactions or any other actions or transactions contemplated by this Agreement or any of the other Loan Documents.

                  (ii) All Health Care Facilities owned, leased, managed or operated by any Loan Party are entitled to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program, to the extent that such Loan Party has decided to participate in any such program, and to receive reimbursement from private and commercial payers and health maintenance organizations to the extent applicable thereto, except any failure or failures to be so entitled relating to payments and reimbursements that, in the aggregate, are less than 10% of the consolidated net revenues of Borrower and its Subsidiaries.

          (w)  Environmental Matters.
               ---------------------

                  (i) The operations of Borrower and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws, Borrower and each of its Subsidiaries have obtained all material applicable Environmental Permits necessary for its operations, and all such Environmental Permits are in good standing, and Borrower and each of its Subsidiaries are in compliance with such Environmental Permits in all material respects, except (in each case) where any failure to do so could not reasonably be expected to result in a Material Environmental Claim or a Material Adverse Effect.

                  (ii) Except as specifically identified in Schedule 4.1(w), (A)
                                                            ---------------
          to the best knowledge of Borrower after due inquiry, there are no conditions or circumstances which could give rise to any Material Environmental Claim arising from the ownership or lease of property by Borrower or its Subsidiaries and, subject to and without limiting the generality of the foregoing, neither Borrower nor any of its Subsidiaries has or has control of any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, (y) that are leaking or disposing of Hazardous Materials or (z) that have leaked or disposed of Hazardous Materials; and (B) Borrower and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under EPCRA or any other Environmental Law.

                  (iii) Borrower has no knowledge of any pending Material Environmental Claims against Borrower or any of its Subsidiaries or any of their past or present property or operations.

          (x)  ERISA Compliance.
               ----------------

                  (i) Schedule 4.1(x) lists, after giving effect to the
                      ---------------
          Transactions, all material Plans maintained or sponsored by Borrower or to which Borrower or any ERISA Affiliate is obligated to contribute, and separately identifies Plans intended to be Qualified Plans and Multiemployer Plans. All written descriptions thereof provided to Administrative Agent are true and complete in all material respects.

                  (ii) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Federal or state law the failure to comply with which would have a Material Adverse Effect, including all requirements under the Code or ERISA for filing reports (which are true and correct in all material respects as of the date filed), and benefits have been paid in accordance with the provisions of the Plan.

                  (iii) Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the Code, and to the best knowledge of Borrower nothing has occurred which would cause the loss of such qualification or tax-exempt status.

                  (iv) Except as set forth in Schedule 4.1(x), there is no
                                              ---------------
          outstanding material liability under Title IV of ERISA with respect to any Qualified Plan maintained or sponsored by Borrower or ERISA Affiliate (as to which Borrower or any Loan Party is or may be liable), nor with respect to any Plan to which Borrower or any ERISA Affiliate (wherein Borrower or any Loan Party is or may be liable) contributes or is obligated to contribute.

                  (v)  Except as set forth on Schedule 4.1(x), none of the
                                              ---------------
          Qualified Plans subject to Title IV of ERISA has any Unfunded Pension Liability as to which Borrower is or may be liable.

                  (vi) Except as set forth in Schedule 4.1(x), no Plan
                                              ---------------
          maintained or sponsored by Borrower or any ERISA Affiliate provides medical or other welfare benefits or extends coverage relating to such benefits beyond the date of a participant's termination of employment with Borrower or such ERISA Affiliate, except to the extent required by Section 4980B of the Code and at the sole expense of the participant or the beneficiary of the participant to the fullest extent permissible under such section of the Code. Borrower and each ERISA Affiliate have complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code.

                  (vii)  Except as set forth in Schedule 4.1(x), no ERISA Event
                                                ---------------
          has occurred or is reasonably expected to occur with respect to any Qualified Plan maintained or sponsored by Borrower or to which Borrower or any ERISA Affiliate is obligated to contribute.

                  (viii) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, other than routine claims for benefits in the usual and ordinary course, asserted or instituted against (A) any Plan maintained or sponsored by Borrower or any ERISA Affiliate; (B) Borrower or any ERISA Affiliate with respect to any Qualified Plan; or (C) any other fiduciary with respect to any Plan for which Borrower may be directly or indirectly liable, through indemnification obligations or otherwise.

                  (ix) Except as set forth in Schedule 4.1(x), Borrower has not
                                              ---------------
          incurred nor reasonably expects to incur (A) any liability (and, to the best knowledge of Borrower, no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; or (B) any liability under Title IV of

          ERISA (other than premiums due and not delinquent under Section 4007 of ERISA) with respect to any Plan.

                  (x) Except as set forth in Schedule 4.1(x), neither Borrower
                                             ---------------
          nor any ERISA Affiliate has transferred any Unfunded Pension Liability to an entity other than an ERISA Affiliate or otherwise engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

                  (xi) Borrower may amend Schedule 4.1(x) from time to time, as
                                          ---------------
          acceptable to the Required Lenders, to reflect any changes in the matters set forth in this Section 4.1(x) resulting from any Permitted Acquisition.

          (y)  Solvency.  After giving effect to the Transactions, the making of
               --------
     the initial Loans on the Closing Date and the uses of proceeds therefrom, each of Borrower and Subsidiaries will be solvent on the Closing Date. "Solvent" means, with respect to any Person, that (A) the assets of such Person, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise, of such Person; (B) the present fair saleable value of the assets of such Person will be greater than the amount that will be required to pay the liabilities of such Person on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (C) such Person has not incurred, and does not intend to incur, debts and liabilities, subordinated, contingent or otherwise, beyond its ability to pay such debts and liabilities as they become absolute and matured, taking into account the timing of and amounts of cash to be received by such Person and the timing of and amounts of cash to be payable on or in respect of obligations of such Person; and (D) such Person will not have an unreasonably small amount of capital with which to conduct the businesses in which it is engaged as such businesses are now conducted and are proposed to be conducted. With respect to any contingent liabilities, such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

          (z)  Restrictions on Dividends.  Except as set forth on Schedule
               -------------------------                          --------
     4.1(z), no Subsidiary of Borrower is subject to any material agreement
     ------
     which restricts the ability of such Subsidiary of Borrower to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities to its stockholders or to make any loan or advance to Borrower or any other Subsidiary of Borrower.

          (aa) Full Disclosure.  All factual information (including, without
               ---------------
     limitation, factual information set forth in the GranCare Proxy Statement or the Borrower Prospectus) furnished to either of the Agents or any Lender in writing by or on behalf of GranCare or any Loan Party for purposes of or in connection with this Agreement, the transactions contemplated hereby and the other Transactions is, and all other such factual information hereafter furnished to either Agent or any Lender in writing by or on behalf of GranCare or any Loan Party will be, true and accurate in all material respects on the date as of which such information is dated or certified (or, if such information has been amended or supplemented, on the date as of which any such amendment or supplement is dated or certified) and not made incomplete by omitting to state a material fact necessary to make the statements contained therein, in light of the circumstances under which such information was provided, not misleading. No fact is known, no condition exists nor has any event occurred which has not been disclosed herein or in any other document, certificate or statement furnished to either Agent or the Lenders for use in the transactions contemplated hereby which, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The GranCare Proxy Statement complied with, in all material respects, as of the date distributed to the stockholders of GranCare, as of the date of the special meeting of the stockholders of GranCare to consider and vote on the Merger and the Distribution, and as of the date of the Merger and the Distribution, and all filings of and solicitations under the GranCare Proxy Statement by GranCare have been made, in all material respects, in accordance with, the applicable provisions of the Exchange Act and the proxy solicitation rules and other applicable rules and regulations thereunder.

          (bb) Transaction Documents.  Borrower has furnished to each Agent a
               ---------------------
     true and complete copy of each of the Merger Agreement and the Distribution Agreement, and on or prior to the Closing Date will have furnished to each Agent a true and complete copy of each of the other Transaction Documents executed and delivered on or prior to the Closing Date, in each case together with all schedules and exhibits referred to therein or delivered pursuant thereto and all amendments, modifications and waivers relating thereto. As of the Closing Date, none of the Transaction Documents has been amended, modified or supplemented, nor have any of the provisions thereof been waived, in any material respect other than as approved in writing by the Agents. All representations and warranties of GranCare or any Loan Party contained in any of the Transaction Documents were true and correct in all material respects on and as of the date made and will be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except as expressly contemplated by the terms of the Transaction Documents.


                                   ARTICLE V
                             COVENANTS OF BORROWER

          SECTION 5.1  Financial Covenants.  So long as any Obligation (other
                       -------------------
than an Unmatured Surviving Obligation) shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitment hereunder, unless the Required Lenders shall otherwise consent in writing, Borrower will:

          (a)  Maximum Leverage Ratio.  Maintain a Leverage Ratio, determined as
               ----------------------
     of the last day of each fiscal quarter, at an amount not greater than the amount set forth in the following table for the applicable period:

                                                     Maximum
          Quarter Ended During Period              Leverage Ratio
          ---------------------------              --------------
      Closing Date through December 31, 1997           70.0%
     January 1, 1998 through December 31, 1998         68.0%
     January 1, 1999 through December 31, 1999         66.0%
     January 1, 2000 through December 31, 2000         62.0%
                   Thereafter                          50.0%

     (b)  Minimum Interest Coverage Ratio.  Maintain an Interest Coverage Ratio,
          -------------------------------
     determined as of the last day of each fiscal quarter, at an amount not less than the amount set forth in the following table for the applicable period:


                                                 Minimum Interest
          Quarter Ended During Period             Coverage Ratio
          ---------------------------            ----------------
      Closing Date through December 31, 1997            1.40
     January 1, 1998 through December 31, 1998          1.45
     January 1, 1999 through December 31, 1999          1.50
     January 1, 2000 through December 31, 2000          1.60
                     Thereafter                         1.70


          (c) Maximum Debt Coverage Ratio.  Maintain a Debt Coverage Ratio,
              ---------------------------
     determined as of the last day of each fiscal quarter, at an amount not greater than the amount set forth in the following table for the applicable period:

                                                   Maximum Debt
          Quarter Ended During Period             Coverage Ratio
          ---------------------------             --------------
      Closing Date through December 31, 1997           4.50
     January 1, 1998 through December 31, 1998         4.25
     January 1, 1999 through December 31, 1999         3.75
     January 1, 2000 through December 31, 2000         3.25
                     Thereafter                        3.00

          (d) Maximum Rental Expense.  Not permit Rental Expense during any
              ----------------------
     fiscal year to exceed the amount set forth in the following table opposite such fiscal year:

                               Maximum
       Fiscal Year          Rental Expense
       -----------          --------------

           1996                $56,000,000
           1997                $57,500,000
           1998                $59,500,000
           1999                $61,000,000
           2000                $62,500,000
           2001                $64,500,000

          SECTION 5.2  Reporting Covenants.  So long as any Obligation (other
                       -------------------
than an Unmatured Surviving Obligation) shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitment hereunder and, unless the Required Lenders shall otherwise consent in writing Borrower will, and will cause its Subsidiaries to:

          (a)  Quarterly Financial Statements.  Deliver to Administrative Agent
               ------------------------------
     and each Lender, as soon as available, and in any event within 45 days (90 days for the final fiscal quarter in each fiscal year) after the end of each fiscal quarter of Borrower, (i) the consolidated and, at the request of Administrative Agent, consolidating (with such consolidation to be by Subsidiary Group) financial statements of Borrower and its Subsidiaries (including a balance sheet for Borrower and its Subsidiaries dated as of the end of such fiscal quarter, a statement of income and retained earnings for Borrower and its Subsidiaries for such quarter and for the period commencing at the end of the previous calendar year and ending with the end of such quarter and a cash flow statement for Borrower and its Subsidiaries for such quarter and for the period commencing at the end of the previous calendar year and ending with the end of such quarter), and in each case, setting forth comparable figures for the related periods in the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer of Borrower, subject to normal year-end adjustments; and (ii) a statement of income for each Major Line of Business for such quarter and for the period commencing at the end of the previous calendar year and ending with the end of such quarter setting forth comparable figures for the related periods in the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by the chief financial officer of Borrower.

          (b)  Annual Financial Statements.  Deliver to Administrative Agent and
               ---------------------------
     each Lender, as soon as available, and in any event within 90 days after the end of each fiscal year of Borrower, (i) the consolidated and consolidating (with such consolidation to be by Subsidiary Group) financial statements of Borrower and its Subsidiaries (including a consolidated and consolidating balance sheet for Borrower and its Subsidiaries dated as of the end of such fiscal year, a consolidated and consolidating statement of income, retained earnings for Borrower and its Subsidiaries for such fiscal year and a consolidated and consolidating cash flow statement for Borrower and its Subsidiaries for such fiscal year), and in each case, setting forth comparable figures for the prior fiscal year and comparable budgeted figures for such period, all of which shall be certified by (A) in the case of consolidating statements, the chief financial officer of Borrower, and (B) in the case of consolidated statements of Borrower and its Subsidiaries, by Ernst & Young L.L.P. or other independent public accountants of nationally recognized standing reasonably acceptable to Administrative Agent together with an unqualified opinion of such accounting firm; and (ii) a statement of income for each Major Line of Business for such fiscal year setting forth comparable figures for the prior fiscal year and comparable budgeted figures for such fiscal year, all of which shall be certified by the chief financial officer of Borrower.

          (c)  Compliance Certificate.  Deliver to Administrative Agent and each
               ----------------------
     Lender, together with the financial statements delivered pursuant to Sections 5.2(a) or 5.2(b), (i) a Compliance Certificate of the chief financial officer of Borrower in substantially the form of Exhibit E-1 (the
                                                                -----------
     "Compliance Certificate"), (A) stating that during such period, each Loan
      ----------------------
     Party has observed and performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and all other Loan Documents to be observed, performed or satisfied by them, and that such officer has obtained no knowledge of any Default or Event of Default except as set forth in a notice delivered pursuant to Section 5.2(f), and
     (B) showing in detail the calculations supporting such statement in respect of Sections 5.1, 5.4(b), 5.4(c), 5.4(e)(ii), 5.4(f), 5.4(g)(iv) and
     5.4(g)(vii); (ii) an accounts receivable aging schedule (including, without limitation, categorization by payor class, region and business line, and information relating to bad debt allowances and chargeoffs), dated as of the end of the fiscal period to which the Compliance Certificate relates; and (iii) a pricing matrix calculation setting forth the calculation of the Senior Debt Ratio.

          (d)  Annual Operating and Cash Budget.  Deliver to Administrative
               --------------------------------
     Agent and each Lender, as soon as available and in any event within 45 days after the beginning of each fiscal year of Borrower, an operating and capital budget for Borrower and its Subsidiaries for such fiscal year; including a budgeted balance sheet, statement of income and retained earnings and a cash flow statement for such fiscal year.

          (e)  Management Letter.  Deliver to Administrative Agent and each
               -----------------
     Lender, as soon as available and in any event within 30 days of receipt thereof, a copy of the annual management letters issued by the engaged certified public accounting firm to Borrower.

          (f)  Notice of Default.  Deliver to Administrative Agent and each
               -----------------
     Lender, as soon as possible and in any event within 10 Business Days after obtaining knowledge of each Default or Event of Default continuing on the date of such statement, a statement of an Authorized Officer of Borrower setting forth details of such Default or Event of Default and the action which Borrower has taken and proposes to take with respect thereto.

          (g)  Notice of Litigation.  Deliver to Administrative Agent and each
               --------------------
     Lender, as soon as possible and in any event within 10 days of obtaining knowledge thereof, notice of the commencement of any action or proceeding affecting Borrower or any of its

     Subsidiaries before any Governmental Authority which, if decided adversely, could reasonably be expected to have a Material Adverse Effect, or which purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document or any Transaction Document to which any Loan Party is a party.

          (h)  Security Holder Materials and SEC Filings.  Deliver to
               -----------------------------------------
     Administrative Agent and each Lender, promptly after the sending or filing thereof, and in any event within 10 Business Days after such sending or filing, copies of all reports which Borrower sends to any of its security holders, and copies of all reports and registration statements which Borrower or any Subsidiary of Borrower files with the SEC or any national securities exchange.

          (i)  Environmental Claims.  Deliver to Administrative Agent and each
               --------------------
     Lender, upon, but in no event later than 10 days after, obtaining knowledge of such event, notice of (i) any and all enforcement, cleanup, response, removal, remedial or compliance notifications, orders or actions instituted by a Governmental Authority against Borrower or any Subsidiary of Borrower or any of their properties pursuant to any applicable Environmental Laws, if a Material Environmental Claim; (ii) all other Material Environmental Claims or requests from any Governmental Authority regarding any potential Material Environmental Claim; and (iii) the presence of any Hazardous Material in, on or under the property of Borrower or any of its Subsidiaries that is likely to prohibit or restrict materially the occupancy, transferability or use of such property under any Environmental Laws.

          (j)  ERISA Notices.  Deliver to Administrative Agent and each Lender,
               -------------
     upon, but in no event later than 10 days after obtaining knowledge thereof, notice of the occurrence of any ERISA Event affecting Borrower or any ERISA Affiliate, together with (i) a copy of any notice with respect to such ERISA Event that may be required to be filed with the PBGC, and (ii) any notice delivered by the PBGC to Borrower or any ERISA Affiliate with respect to such ERISA Event.

          (k)  Health Care Permit Violation.  Deliver to Administrative Agent
               ----------------------------
     and each Lender as soon as possible, and in any event within 5 Business Days (i) after obtaining knowledge thereof, notice of the occurrence of any event that would (with the passage of time, notice or both) be a default under or a violation of any Health Care Permit necessary for the lawful conduct of the business or operations of any Loan Party (other than those Health Care Permits the default under or violation of which would not have a Material Adverse Effect), including the ownership and operation of its Health Care Facilities; and (ii) after receipt thereof, any notice of any violation of applicable laws which would (with the passage of time, notice or both) cause any of the Health Care Permits referred to in clause (i) to be modified, rescinded or revoked.

          (l)  Notice of Material Event or Circumstance.  Deliver to
               ----------------------------------------
     Administrative Agent and each Lender as soon as possible and in any event within 10 days of obtaining knowledge of such event or circumstance, notice of any event or circumstance that would (with the passage of time, notice or both) have a Material Adverse Effect.

          (m)  Notice of HRPT Negotiations.  Deliver to Administrative Agent and
               ---------------------------
     each Lender as soon as possible and in any event within 5 days of commencement thereof, notice of the commencement of any discussions or negotiations with HRPT by Borrower and/or any Subsidiary of Borrower which could result in the transfer of any Collateral (including Collateral subject to a prior Lien in favor of HRPT or any Affiliate of HRPT) to HRPT or any Affiliate, assignee or designee of HRPT.

          (n)  Notice of Lease Default.  Deliver to Administrative Agent and
               -----------------------
     each Lender as soon as possible and in any event within 10 days of obtaining knowledge of such default, notice of any default, event of default or breach by Borrower or any Subsidiary under any lease agreement with respect to a Health Care Facility or Health Care Facilities (including, without limitation, any "master lease" agreement and any lease or sublease thereunder) for which either (i) total revenues from such Health Care Facility or Health Care Facilities for the most recent Reference Period represent 1.0% or more of the consolidated revenues of Borrower and its Subsidiaries during such Reference Period or (ii) pre-tax net income from the operation of such Health Care Facility or Health Care Facilities for the most recent Reference Period represents 1.0% or more of the pre-tax net income of Borrower and its Subsidiaries during such Reference Period.

          (o)  Tax Allocation Agreement Matters.  Promptly deliver to
               --------------------------------
     Administrative Agent and each Lender (i) a copy of any and all written notices (each, a "Tax Allocation Agreement Notice") received by Borrower
                       -------------------------------
     from time to time from any Governmental Authority or from Vitalink, (A) asserting, claiming or determining that the restructuring transactions contemplated by the Distribution Agreement failed to qualify as a "tax-free" reorganization and distribution within the meaning of Sections 368(a)(1)(D) and 355 of the Code or otherwise as "tax-free" under the Code, or (B) as to any Tax Controversy (as defined in the Tax Allocation Agreement); and (ii) following the receipt of any such Tax Allocation Agreement Notice by Borrower, such other information regarding the status of the claims or matters to which such Tax Allocation Agreement Notice relates as Administrative Agent or any Lender may reasonably request from time to time.

          (p)  Other Information.  Deliver to Administrative Agent and each
               -----------------
     Lender, as soon as practicable after request therefor, such other information respecting the condition or operations, financial or otherwise, of Borrower or any Subsidiary of Borrower as any Lender through Administrative Agent may from time to time reasonably request.

          SECTION 5.3  Affirmative Covenants of Borrower and Its Subsidiaries.
                       ------------------------------------------------------
So long as any Obligation (other than an Unmatured Surviving Obligation) shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitment hereunder, unless the Required Lenders shall otherwise consent in writing Borrower will, and will cause each of its Subsidiaries (other than Inactive Subsidiaries) to:

          (a)  Preservation of Corporate Existence, Etc.  Preserve and maintain
               -----------------------------------------
     in full force and effect (i) all rights, privileges, qualifications, permits, licenses and franchises reasonably necessary or desirable in reimbursement programs and in the normal conduct of its business; (ii) its corporate or partnership existence and good standing under the laws of its state or jurisdiction of incorporation or organization; and (iii) its good standing under the laws of each jurisdiction where the character of its properties or the nature of its activities makes it necessary for it to qualify to do business, in each case except where the failure results from a dissolution, merger or combination otherwise permitted under Section 5.4(e) of this Agreement.

          (b)  Maintenance of Property and Assets.  Maintain and preserve all
               ----------------------------------
     its property which is necessary for use in its business in good working order and condition, ordinary wear and tear excepted, and to use the standard of care typical in the industry in the operation of the Health Care Facilities, in each case except where failure to do so would not have a Material Adverse Effect.

          (c)  Insurance.  Maintain adequate levels of either insurance with
               ---------
     insurers that are rated A or better in "Best's Insurance Guide" at the time of issuance (or reissuance) or self-insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by other Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including workers' compensation insurance, public liability and property and casualty insurance; and, upon reasonable request of Administrative Agent or the Required Lenders, (i) furnish Administrative Agent a certificate of an Authorized Officer (and, if requested by Administrative Agent, any insurance broker of Borrower) setting forth the nature and extent of all insurance maintained by Borrower and its Subsidiaries (other than self-insurance) in accordance with this
     Section 5.3(c) (and which, in the case of a certificate of a broker, was placed through such broker); (ii) furnish Administrative Agent a certified copy of each policy of insurance maintained in accordance with this Section 5.3(c); and (iii) cause Administrative Agent, as Administrative Agent under this Agreement, to be named as an additional insured or loss payee, as applicable, on all or any of such insurance.

          (d)  Compliance With Laws.  Comply in all material respects with all
               --------------------
     applicable laws, rules, regulations and orders applicable to Borrower, such Subsidiary or its respective property, the noncompliance with which would have a Material Adverse Effect, except that the validity or application of any such laws, rules, regulations or orders may be contested in good faith and reasonable diligence by appropriate legal proceedings or actions.

          (e)  Payment of Obligations.  Pay and discharge as the same shall
               ----------------------
     become due and payable:

               (i) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; and

               (ii) all lawful claims which, if unpaid, would, with the passage of time, notice or both, by law become a Lien upon its property;

     except that any such item may be contested in good faith and when so contested may remain unpaid so long as (A) adequate reserves have been established in an amount sufficient to pay any such claims, accrued interest thereon and potential penalties or other costs relating thereto, or other adequate provision for the payment thereof shall have been made,
     (B) enforcement of the contested item is effectively stayed for the entire duration of such contest, and (C) any amount determined to be due, together with any interest or penalties thereon, is promptly paid after resolution of such contest.

          (f)  Use of Proceeds.  Use the proceeds of (x) the Term Loans, and up
               ---------------
     to $81,000,000 of Acquisition Loans, made on the Closing Date solely to repay the GCI Intercompany Indebtedness and to make the GCI Dividend; (y) the Acquisition Loans made after the Closing Date solely (i) to finance Acquisitions in accordance with the provisions of this Agreement and (ii) subject to the provisions of Section 5.4(d)(iv), to finance the repurchase, redemption or other acquisition of capital stock of Borrower (provided,
                                                                   --------
     however, that (1) the proceeds of Acquisition Loans shall not be used for
     -------
     the purposes described in this clause (ii) until such time as the aggregate outstanding principal balance of the Term Loans is less than $35,000,000;
     (2) the aggregate principal amount of Acquisition Loans borrowed for such purposes shall not at any time exceed the amount by which the then aggregate outstanding principal balance of the Term Loans is less than $35,000,000; and (3) the aggregate amount of Acquisition Loans used for such purposes shall not, when combined with all other amounts (including the aggregate amount of Net Cash Proceeds from Debt Issuances retained by Borrower in accordance with Section 2.6(b)(ii)) applied to the repurchase, redemption or other acquisition of the capital stock of Borrower, exceed $35,000,000); and (z) the Working Capital Loans made after the Closing Date for working capital and lawful general corporate purposes permitted under and in accordance with the terms of this Agreement. Notwithstanding the foregoing or anything else contained in this Agreement, in the event that any claim shall be made or asserted against Borrower or any of its Subsidiaries by or on behalf of Vitalink or any Governmental Authority, pursuant to the Tax Allocation Agreement or otherwise, for Restructuring Taxes (as such term is defined in the Tax Allocation Agreement) in excess of $1,000,000 or otherwise for tax liabilities in excess of $1,000,000 resulting from the failure of the restructuring transactions contemplated by the Distribution Agreement to qualify as a "tax-free" reorganization and distribution within the meaning of Sections 368(a)(1)(D) and 355 of the Code or otherwise as "tax-free" under the Code, then the Revolving Credit Lenders shall not be obligated to make any further Acquisition Loans until such time as Borrower shall have demonstrated to the satisfaction of the Required Lenders (which determination shall be made by the Required Lenders in their good faith sole discretion) that the existence of such claim and the prospective resolution thereof would not be likely to have a Material Adverse Effect.

          (g)  Inspection of Property and Books and Records.  Maintain proper
               --------------------------------------------
     books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of Borrower and such Subsidiaries, and permit representatives of Administrative Agent or any Lender to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at the expense of Borrower and at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable notice to Borrower.

          (h)  New Subsidiaries.  Promptly, and in any event within 10 days,
               ----------------
     after forming or acquiring any Subsidiary (other than an Inactive Subsidiary) or after any Inactive Subsidiary ceases to be an Inactive Subsidiary, (i) notify Administrative Agent thereof, (ii) cause such Subsidiary to execute and deliver a Subsidiary Joinder and an Intercompany Note, (iii) deliver to Administrative Agent (x) the certificates representing all outstanding shares of stock of such Subsidiary and certificates representing the Pledged Shares identified in Schedule I to
                                                                ----------
     the Subsidiary Pledge and Security Agreement added pursuant to such Subsidiary Joinder, accompanied by undated stock powers executed in blank;
     (y) one or more opinions of counsel for Borrower and such Subsidiary, reasonably satisfactory to Administrative Agent, confirming as to such Subsidiary substantially each of the matters confirmed, in the legal opinions delivered pursuant to Section 3.1(f), as to Subsidiaries of Borrower that were Loan Parties on the Closing Date; and (z) evidence that the financing statements referred to in such opinion of counsel have been filed in the offices identified in such Schedule, and (iv) take, and cause such Subsidiary to take, all such other action (including the execution and delivery of documents, instruments and certificates) as may be reasonably requested in order to create in favor of Administrative Agent a first priority perfected Lien upon and security interest in the Collateral being pledged by such Subsidiary, subject only to Permitted Liens; provided that
                                                                  --------
     for any Permitted Acquisition, the deliveries required pursuant to this
     Section 5.3(h) shall be made not later than (A) the closing of such Permitted Acquisition if the proceeds of Acquisition Loans are used to complete such Permitted Acquisition, and (B) within 30 days of the date that the Permitted Acquisition closes if it is completed without the use of proceeds of Acquisition Loans.

          (i)  Real Property Acquisition.  Promptly, and in any event within 10
               -------------------------
     days, after acquisition by Borrower or any Subsidiary of Borrower of any Real Property deliver to Administrative Agent a supplement to Schedule
                                                                   --------
     4.1(q) with respect to such Real Property.
     ------

          (j)  Real Property Liens.  Promptly, and in any event within 60 days
               -------------------
     after the reasonable request by Administrative Agent or the Required Lenders, deliver to Administrative Agent each of the following with respect to any Real Property having a value (net of prior liens) of at least $1,000,000:

                  (i) a Mortgage (substantially in the form of Exhibit C-7, with
                                                               -----------
          such modifications as may be necessary or appropriate under applicable local law) upon such interest, duly executed and duly recorded, together with evidence reasonably satisfactory to Administrative Agent and the Required Lenders that all actions necessary or, in the opinion of Administrative Agent or the Required Lenders, desirable to perfect the Lien of such Mortgage have been taken;

                  (ii) an A.L.T.A. form B (or other form acceptable to Administrative Agent and the Required Lenders) mortgagee policy of title insurance or a binder issued by a title insurance company reasonably satisfactory to Administrative Agent and the Required Lenders insuring or, in the case of a binder, undertaking to insure that such Mortgage creates and constitutes a valid Lien against the Real Property described therein, subject only to exceptions reasonably acceptable to Administrative Agent and the Required Lenders and with such endorsements and affirmative assurances as Administrative Agent or the Required Lenders may reasonably request;

                  (iii) evidence satisfactory to Administrative Agent and the Required Lenders that mortgagee's loss payable clauses have been issued to Administrative Agent under all policies of casualty insurance covering the Collateral under such Mortgage and that Administrative Agent is named as additional insured under all policies of liability insurance relating thereto;

                  (iv) flood insurance, on terms reasonably satisfactory to Administrative Agent and Required Lenders, if the Collateral under such Mortgage is located in a flood plain and if Administrative Agent or any Lender, in the opinion of its counsel, is required by law to obtain flood insurance;

                  (v) evidence that all title insurance premiums, documentary stamp or intangible taxes, recording fees and mortgage taxes payable in connection with such Mortgage (whether due on or before recordation or, if permitted to be prepaid, at some later time and specifically including any such amounts payable in respect of future advances) have been paid;

                  (vi) an environmental site assessment (in form and content reasonably satisfactory to Administrative Agent and the Required Lenders) with respect to the Collateral under such Mortgage, dated as of a recent date (and in any event no more than three months prior to the date of such Mortgage), prepared by a qualified firm acceptable to Administrative Agent and the Required Lenders, stating, among other things, that such property or Real Property is not impaired by Hazardous Materials and that operations conducted thereon are in compliance with all Environmental Laws except to the extent that presence of such Hazardous Material or non-compliance with such Environmental Laws is not reasonably expected to result in liability to Borrower or any Subsidiary of Borrower that in the aggregate exceeds $1,000,000;

                  (vii) an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in the state in which each Mortgaged

          Property is located with respect to the enforceability of the Mortgages recorded in such state and such other matters as Administrative Agent may request, in form and substance reasonably satisfactory to Administrative Agent;

                  (viii) in the case of a Leasehold Estate, such estoppel letters, consents and waivers from the landlords on such Real Property as reasonably may be required by Administrative Agent, which letters, consents, waivers and agreements shall be in form and substance reasonably satisfactory to Administrative Agent;

                  (ix) in the case of any such Real Property which is encumbered by a Lien that secures Indebtedness permitted under either
          Section 5.4(b)(ii) or 5.4(b)(vi), the consent or waiver of each holder of such a Lien, and such estoppel letters from such holder as may be reasonably required by Administrative Agent, which consents, waivers and estoppel letters shall be in form and substance reasonably satisfactory to Administrative Agent; and

                  (x) if required by applicable law in the opinion of counsel to Administrative Agent or any Lender, an appraisal of the Collateral under such Mortgage in form and substance reasonably satisfactory to Administrative Agent and the Required Lenders.

     Notwithstanding anything to the contrary in this Section 5.3(j), with respect to any Leasehold Estate or any Real Property referred to in Section 5.3(j)(ix), (y) Borrower shall use its best efforts to obtain any and all consents and/or waivers required pursuant to Section 5.3(j)(viii) or 5.3(j)(ix), as applicable, during the 60-day period referred to in the lead-in of this Section 5.3(j); and (z) if during such 60-day period Borrower is unable to obtain any such waiver or consent, Borrower shall be relieved from its obligation to execute and record a Mortgage with respect to such Leasehold Estate or Real Property (as the case may be) until such waiver or consent is obtained or is no longer required.

          (k)  Further Assurances.  Promptly upon reasonable request by
               ------------------
     Administrative Agent or the Required Lenders, execute, acknowledge, deliver, file, re-file, register and re-register, any and all such further acts, security agreements, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as Administrative Agent or the Required Lenders may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document; (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered thereby; (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents or any of the Liens intended to be created thereby; and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to Administrative Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other instrument executed in connection therewith.

          (l)  Disclosure Updates.  Promptly and in no event later than five
               ------------------
     Business Days after obtaining knowledge thereof, (i) notify Administrative Agent and the Lenders if any written information, exhibits and reports furnished to Administrative Agent or the Lenders contained any untrue statement of a material fact or omitted to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made; and (ii) correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement, filing or recordation thereof.

          (m)  Environmental Laws.  Conduct its operations and keep and
               ------------------
     maintain its property in compliance with all Environmental Laws and Environmental Permits, the noncompliance with which would have a Material Adverse Effect, except that the validity or application of any Environmental Law or the failure to be in compliance with any Environmental Permit may be contested in good faith and reasonable diligence by appropriate legal proceedings or actions, and upon reasonable written request of Administrative Agent or the Required Lenders, submit to Administrative Agent and the Lenders, at Borrower's sole cost and expense at reasonable intervals, a report providing an update of the status of any Material Environmental Claim.

          (n)  Health Care Permits and Approvals.  Take all action reasonably
               ---------------------------------
     necessary (i) to maintain in full force and effect all Health Care Permits reasonably necessary for the lawful conduct of its business or operations wherever now conducted and as planned to be conducted, including the ownership and operation of its Health Care Facilities, pursuant to all applicable laws, of all Governmental Authorities having jurisdiction over any such Loan Party or over any part of its operations; and (ii) to ensure that all Health Care Facilities owned, leased, managed or operated by any Loan Party are entitled to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program, to the extent that such Loan Party has decided to participate in any such program, and to receive reimbursement from private and commercial payers and health maintenance organizations to the extent applicable thereto, except (in each case) where a failure to do so would not have a Material Adverse Effect.

          (o)  Permitted Acquisitions.
               ----------------------

                  (i) Deliver to the Lenders, not less than 10 Business Days prior to the closing of any proposed Acquisition involving a Purchase Price of $10,000,000 or more, each of the following: (A) a detailed description of the property, assets and/or equity interest being purchased; (B) a term sheet or other description setting forth the essential terms and the basic structure of the proposed Acquisition (including, Purchase Price and method and structure of payment; in this regard, if the Purchase Price includes a note or other right to payment Borrower shall detail the economic terms thereof and state in writing the balance sheet amount that will be required to be recorded in connection with such consideration; if the proposed Acquisition is approved, the amount of such consideration for purposes of the restrictions set forth in Section 5.4(g)(vii) shall be such balance sheet amount); (C) projected statements of income for the entity that is being acquired or the entity that would own the assets after they are acquired for at least a two-year period following such Acquisition (including a summary of assumptions or pro forma adjustments for such projections); (D) to the extent made available to Borrower, historical financial statements for the entity that is being acquired or the entity that would own the assets after they are acquired (including balance sheets and statements of income, retained earnings and cash flows for at least a two-year period prior to such Acquisition); and
          (E) confirmation, supported by detailed calculations and approved in writing by the Required Lenders (which approval shall not be unreasonably withheld), that Borrower and its Subsidiaries (x) would have been in compliance with all the covenants in Section 5.1 for each of the two fiscal quarters ending immediately prior to the consummation of such Permitted Acquisition, with such compliance determined on a pro forma basis as if such Permitted Acquisition had been consummated on the first day of the Reference Period ending on the last day of the earlier of such two fiscal quarters, and (y) will have been in compliance with all the covenants in Section 5.1 for the Reference Period beginning on the first day of the fiscal quarter during which the consummation of such Permitted Acquisition occurs, with such compliance determined on a pro forma basis as if such Permitted Acquisition had been consummated on the first day of such Reference Period. Borrower agrees that in reviewing such compliance and the historical financial statements of the Person or Persons being acquired, Administrative Agent and/or the Required Lenders may require a review, at the cost of Borrower, by an independent certified public accountant.

                  (ii) Deliver to the Lenders, not later than 45 days after the end of each fiscal quarter of Borrower, the information required pursuant to clauses (A) and (B) of Section 5.3(o)(i) for each Permitted Acquisition which was closed during such fiscal quarter and involves a Purchase Price of at least $3,000,000 but less than $10,000,000.

                  (iii) With respect to those Permitted Acquisitions referred to in clause (ii) above, deliver to the Lenders, not later than 10 days after the closing of a Permitted Acquisition, notice of such closing.

          SECTION 5.4  Negative Covenants of Borrower and Its Subsidiaries.  So
                       ---------------------------------------------------
long as any Obligation (other than an Unmatured Surviving Obligation) shall remain unpaid, any Letter of Credit shall remain outstanding or any Lender shall have any Commitment hereunder, without the written consent of the Required Lenders, Borrower will not, and will not cause or permit any Subsidiary of Borrower (other than an Inactive Subsidiary) to:

          (a)  Liens.  Directly or indirectly (x) make, create, incur, assume or
               -----
     suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or agree to do so; or
     (y) enter into any contract or
     agreement that in any way restricts the ability of Borrower or such Subsidiary to make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, other than the following:

                  (i)    any Lien created under any Loan Document;

                  (ii) any Lien for taxes, fees, assessments or other governmental charges which are not delinquent and remain payable without penalty or which are being contested in accordance with the provisions of Section 5.3(e);

                  (iii) any carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Lien arising in the ordinary course of business, the underlying claim with respect to which is not delinquent or remains payable without penalty or which is being contested in accordance with the provisions of Section 5.3(e);

                  (iv) any Lien (other than a Lien imposed by Environmental Laws or by ERISA) on the property of Borrower or any of its Subsidiaries imposed by law, or pledges or deposits required by law pursuant to worker's compensation, unemployment insurance and other social security legislation;

                  (v) any easement, defect, right-of-way, restriction and other similar encumbrances incurred in the ordinary course of business that do not interfere in any material respect with the business of the Loan Party whose asset is subject to such Lien;

                  (vi) any Lien existing on the property of Borrower or its Subsidiaries on the Closing Date and set forth in Schedule 5.4(a)
                                                            ---------------
          securing Indebtedness permitted under Section 5.4(b)(ii) and extensions, renewals, refinancings or replacements thereof; provided that (A) after giving effect to any extensions, renewals, refinancings and replacements thereof, (x) the principal amount of the Indebtedness secured thereby is not increased and (y) the average weighted maturity of the Indebtedness secured thereby is not decreased, and (B) the Lien granted pursuant to any such extension, renewal, refinancing or replacement is limited to the properties and/or assets originally encumbered thereby;

                  (vii) any purchase money Lien on assets of Borrower or any Subsidiary of Borrower securing Indebtedness permitted under Section 5.4(b)(ix) and extensions, renewals, refinancings or replacements thereof; provided that (A) after giving effect to any extensions, renewals, refinancings and replacements thereof, (x) the principal amount of the Indebtedness secured thereby is not increased and (y) the average weighted maturity of the Indebtedness secured thereby is not decreased, and (B) the purchase money Lien granted pursuant to any such extension, renewal, refinancing or replacement is limited to the properties and/or assets originally encumbered thereby;

                  (viii) any Lien on assets of any Subsidiary of Borrower securing Capital Lease Obligations permitted under Section 5.4(b)(v);

                  (ix) any Lien upon assets of a Subsidiary securing Indebtedness permitted under Section 5.4(b)(vi), if such Lien was granted prior to (and not in anticipation of) such Subsidiary becoming a Subsidiary of Borrower or such assets being sold to a Subsidiary of Borrower;

                  (x) Liens on capital stock of Borrower held by Borrower or any of its Subsidiaries that constitutes Margin Stock, to the extent the fair market value thereof exceeds 25% of the fair market value of the assets of Borrower and its Subsidiaries (including such Margin Stock);

                  (xi) provisions in pharmaceutical supply agreements now or hereafter entered into with TeamCare or any of its Affiliates by Borrower or a Subsidiary of Borrower in the ordinary course of its business that prohibit the transfer of ownership or control of the Health Care Facility covered by such agreement to any party that has not agreed to assume the obligations of Borrower or such Subsidiary, as the case may be, under such agreement, unless provision has been made for the payment by Borrower or such Subsidiary, as the case may be, of damages to TeamCare as compensation for losses over the remaining term of such agreement; and

                  (xii) any additional Liens securing obligations in an aggregate amount outstanding at any time not in excess of $500,000.

          (b)  Limitation on Indebtedness.  Directly or indirectly create,
               --------------------------
     incur, assume, guarantee, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (i)    Indebtedness incurred pursuant to the Loan Documents;

                  (ii) Indebtedness existing on the Closing Date and set forth in Schedule 5.4(b), in the principal amounts not exceeding the amounts
             ---------------
          set forth thereon, and any extensions, renewals, refinancings and replacements thereof by the same obligor so long as the principal amount of such Indebtedness is not increased and the average weighted maturity of such Indebtedness is not decreased;

                  (iii) Contingent Obligations permitted pursuant to Section 5.4(c) below;

                  (iv) any intercompany loan or advance made by Borrower to any Subsidiary Guarantor or made by any Subsidiary Guarantor to Borrower or to any other Subsidiary Guarantor if, and only if (A) such intercompany loan is repayable on demand; (B) with respect to any such intercompany loan or advance made by Borrower or any Subsidiary Guarantor to any other Subsidiary Guarantor, such loan or advance is evidenced by an Intercompany Note from the Subsidiary Guarantor receiving the loan or advance to Borrower or the Subsidiary Guarantor making the loan or advance, which is pledged to and held by Administrative Agent pursuant to the Borrower Pledge and Security Agreement or the Subsidiary Pledge and Security Agreement, as applicable; (C) with respect to any such intercompany loan or advance made by any Subsidiary Guarantor to Borrower and if any such loan or advance is evidenced by a note or other instrument, such note or instrument is pledged to and held by Administrative Agent pursuant to the Subsidiary Pledge and Security Agreement; (D) if such loan or advance to Borrower is not evidenced by a note or other instrument, such loan or advance is Collateral under the Subsidiary Pledge and Security Agreement; and (E) no such loan or advance shall be made to any Subsidiary Guarantor that is the subject of a proceeding described in clause (g) of Section 6.1; provided, however, that, in addition to
                                        --------  -------
          the foregoing provisions of this clause (iv), any intercompany loan or advance made to any Subsidiary Guarantor that is an Encumbered Subsidiary shall be subject to the limitations set forth in Section 5.4(g)(iv);

                  (v) Capital Lease Obligations of Borrower or any of its Subsidiaries in an aggregate principal amount at any one time outstanding not in excess of $7,500,000; provided that each agreement evidencing such obligations satisfies the following conditions: (A) it contains no cross-default provisions except to other leases by the same lessor, (B) it contains no provision that permits acceleration or modification of such obligation upon a change in the ownership of Borrower or the Subsidiary responsible for such obligations, and (C) such obligation is not guaranteed by any Loan Party other than Borrower;

                  (vi) Indebtedness of a Subsidiary of Borrower (other than Capital Lease Obligations permitted under Section 5.4(b)(v)), and any extensions, renewals, refinancings and replacements thereof, if such Subsidiary was acquired or formed after the Closing Date and if such Indebtedness (A) is secured only by the assets of the Subsidiary which incurred such Indebtedness or purchased property subject to, or by merger became liable for, such Indebtedness, (B) was initially incurred by such Subsidiary (or in the case of an asset purchase, such Subsidiary's transferor) prior to (and not in anticipation of) such entity becoming a Subsidiary of Borrower or such asset purchase, (C) contains no cross-default provisions, (D) contains no provision that permits acceleration or modification of such Indebtedness upon a change in the ownership of Borrower or the Subsidiary incurring such Indebtedness, and (E) does not exceed $7,500,000 in aggregate principal amount at any one time outstanding ("Acquired
                                                         --------
          Indebtedness");
          ------------

                  (vii)  unsecured Indebtedness of Borrower ("Subordinated
                                                              ------------
          Debt") subordinated in right and time of payment to the prior payment
          ----
          in full of all Obligations; provided that (A) such Indebtedness shall
                                      --------
          not mature, and shall not provide for any scheduled payment of principal, prior to the first anniversary of the Maturity Date, (B) the agreements and instruments evidencing or governing such

          Indebtedness shall have covenants and undertakings that, taken as a whole, are materially less restrictive than those contained herein (and, without limitation of the foregoing, such agreements and instruments shall not have any financial, affirmative or negative covenants or events of default that are more restrictive than those contained in this Agreement), (C) such Indebtedness shall be subordinated in right and time of payment to the Obligations on terms and conditions satisfactory in all respects to the Required Lenders,
          (D) such Indebtedness shall not bear interest (to the extent payable only in cash) at a rate exceeding 15% per annum, (E) immediately prior to and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing, and
          (F) Borrower shall have prepared and furnished to Administrative Agent, prior to the incurrence of such Indebtedness, pro forma financial statements demonstrating to the satisfaction of the Required Lenders that Borrower will be in compliance with the financial covenants in Section 5.1 on a pro forma basis as if such Indebtedness had been incurred on the first day of the most recently ended Reference Period for which Borrower shall have delivered financial statements pursuant to Section 5.2(a) or 5.2(b), together with a certificate of the chief financial officer of Borrower to such effect;

                  (viii) unsecured subordinated Indebtedness of Borrower or any of its Subsidiaries (with each item of such Indebtedness to be on terms and conditions satisfactory to and separately approved in writing by Administrative Agent), issued to sellers in connection with Permitted Acquisitions, in an aggregate amount outstanding at any one time not in excess of $7,500,000 ("Seller Subordinated Indebtedness");
                                             --------------------------------

                  (ix) purchase money debt incurred by Borrower or any Subsidiary of Borrower after the Closing Date for the purpose of financing Capital Expenditures of Borrower or the Subsidiary incurring such Indebtedness (and any extensions, renewals, refinancings and replacements thereof); provided that (A) each initial incurrence of
                                 --------
          such Indebtedness satisfies the following conditions: (w) it is secured only by the assets acquired with the proceeds of such Indebtedness and by the assets acquired with the proceeds of any other Purchase Money Indebtedness owed to the same lender or vendor; (x) it contains no cross-default provisions; (y) it contains no provision that permits acceleration or modification of such Indebtedness upon a change in the ownership of Borrower or the Subsidiary incurring such Indebtedness; and (z) it is not guaranteed by any Loan Party other than Borrower; and (B) the aggregate outstanding principal amount of such Indebtedness outstanding at any one time shall not exceed $2,500,000 ("Purchase Money Indebtedness");
                       ---------------------------

                  (x)     any Approved Hedging Agreement; and

                  (xi) additional Indebtedness of Borrower in an aggregate outstanding principal amount outstanding at any one time not in excess of $5,000,000 (which additional Indebtedness may be incurred separately or in conjunction with the incurrence, extension, renewal, refinancing or replacement of any other Indebtedness permitted by this Section 5.4(b)).

          (c) Limitation on Contingent Obligations. Directly or indirectly
              ------------------------------------
create, incur, assume, guarantee, suffer to exist, or otherwise become or remain or indirectly liable with respect to, any Contingent Obligations, except:

                  (i) Contingent Obligations incurred pursuant to the Loan Documents;

                  (ii)   Contingent Obligations existing on the Closing Date and
                         ---------------
          set forth in Schedule 5.4(c) and any extensions, renewals, refinancings and replacements thereof; provided that (x) if such Contingent Obligation relates to Indebtedness, the extension, renewal, refinancing or replacement of such Indebtedness is permitted pursuant to Section 5.4(b); and (y) if such Contingent Obligation does not relate to Indebtedness, the amount of such Contingent Obligations is not increased;

                  (iii) endorsements of checks for collection or deposit in the ordinary course of business;

                  (iv) Guaranties by Borrower of lease obligations of any Subsidiary of Borrower (other than an Encumbered Subsidiary) to the extent such Subsidiary is permitted to incur such lease obligation pursuant to the terms of this Agreement;

                  (v) Guaranties by Borrower or any Subsidiary of Borrower of any Indebtedness permitted pursuant to Section 5.4(b) other than (x) Indebtedness of an Encumbered Subsidiary and (y) Indebtedness permitted pursuant to Section 5.4(b)(ii);

                  (vi) any Contingent Obligation with respect to obligations of an Encumbered Subsidiary to the extent, but only to the extent, that the amount of such Contingent Obligation would be permitted as an advance to such Encumbered Subsidiary under Section 5.4(g)(iv);

                  (vii) Contingent Obligations of Borrower under the Merger Agreement, the Distribution Agreement and the Ancillary Agreements; and

                  (viii) additional Contingent Obligations of Borrower or any Subsidiary of Borrower in an aggregate amount outstanding at any one time not in excess of $5,000,000.

          (d)     Restricted Payments.  Directly or indirectly (v) declare or
                  -------------------
     make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of any class of capital stock or any warrants, rights or options to acquire any such shares, now or hereafter outstanding; (w) enter into any agreement restricting the ability of Borrower or any Subsidiary of Borrower to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities to its stockholders or to make any loan or advance to Borrower or another Subsidiary of Borrower; (x) amend or modify any of the terms of any Subordinated Debt or any Seller Subordinated Indebtedness in a manner adverse to Borrower, any other Loan Party, any Agent or any Lender; (y) make, or give any notice in respect of, any payment, prepayment, defeasance, redemption, purchase, acquisition or exchange of any Subordinated Debt or any Seller Subordinated Indebtedness; or (z) forgive any intercompany indebtedness permitted under Section 5.4(b)(iv), except that:

                  (i) Borrower may declare and make any dividend payments or other distributions payable solely by Borrower in common stock of Borrower or in warrants, rights or options to acquire such common stock;

                  (ii) any Subsidiary of Borrower may declare and make any dividend payment or other distribution payable solely to Borrower or any other Wholly Owned Subsidiary of Borrower that is a Subsidiary Guarantor;

                  (iii) Borrower may pay, when due, interest on any Subordinated Debt or interest or principal on any Seller Subordinated Indebtedness unless at the time such payment is prohibited or restricted from being made pursuant to the terms of such Subordinated Debt or Seller Subordinated Indebtedness, as the case may be;

                  (iv) Borrower may repurchase, redeem or otherwise acquire its capital stock in an aggregate amount from and after the Closing Date not to exceed $35,000,000, provided that (w) no such repurchase,
                                          --------
          redemption or other acquisition shall be made until such time as the aggregate outstanding principal balance of the Term Loans is equal to or less than $35,000,000, (x) the use of proceeds of any Acquisition Loans for any such repurchase, redemption or other acquisition shall be subject to the limitations set forth in Section 5.3(f), (y) immediately prior to and after giving effect to any such repurchase, redemption or other acquisition, no Default or Event of Default shall have occurred and be continuing, and (z) Borrower shall have prepared and furnished to Administrative Agent and each Lender, prior to such repurchase, redemption or other acquisition, a written representation to the effect that Borrower will be in compliance with the financial covenants in Section 5.1 on a pro forma basis as if such repurchase, redemption or other acquisition had occurred on the first day of the most recently ended Reference Period (provided that supporting
                                                --------
          calculations need not be furnished together with such representation); and

                  (v) Borrower may declare the GCI Dividend on or prior to the Closing Date and may make the GCI Dividend on the Closing Date.

          (e) Consolidation, Merger, Sale of Assets. Wind up, liquidate or
              -------------------------------------
     dissolve its affairs, or enter into any transaction of merger or consolidation or to directly or indirectly sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or any portion of its assets (including capital stock), business or property (including accounts and notes receivable (with or without recourse) and equipment sale-leaseback transactions) or enter into any agreement to do any of the foregoing except:

                  (i) any Wholly Owned Subsidiary of Borrower may be merged or consolidated with or into Borrower or any other Wholly Owned Subsidiary of Borrower or be liquidated, wound up, or dissolved, or all or any part of its business, property, or assets may be conveyed, sold, assigned, leased, transferred, or otherwise disposed of, in one transaction or a series of transactions, to Borrower or any other Wholly Owned Subsidiary of Borrower; provided, however, that (x)
                                               --------  -------
          Borrower shall give notice to Administrative Agent thereof and cause any such Subsidiary to comply with Section 5.3(k) to effect and continue the transactions contemplated by this Agreement and the Loan Documents; (y) the surviving or transferee entity shall be Borrower or a Wholly Owned Subsidiary that is a party to the Subsidiary Guaranty and the Subsidiary Pledge and Security Agreement (provided that, after
                                                            --------
          giving effect to such transaction, Administrative Agent shall have a first priority perfected Lien upon and security interest in the assets of the surviving or transferee entity, unless each of the parties to such transaction is already an Encumbered Subsidiary); and (z) immediately after giving effect to any such transaction, there is no Default or Event of Default that has occurred and is continuing;

                  (ii) any Asset Sale which is made for at least 75% cash and for fair market value, if and so long as (A) Borrower makes any deposit into an Asset Sale Account required pursuant to Section 2.6(b)(i) in connection with such Asset Sale, (B) at the time of and after giving effect to such Asset Sale there shall not exist any Default or Event of Default, and (C) the Liens created by the Collateral Documents remain continuously perfected as to all non-cash proceeds of such Asset Sale; provided that (x) the maximum aggregate
                                       --------
          amount of any such Asset Sales pursuant to this clause (ii) in any fiscal year shall not exceed $5,000,000, and (y) the amount of sublease payments made to Borrower and Subsidiaries of Borrower with respect to subleases entered into in connection with the Asset Sales under this Section 5.4(e)(ii) shall not exceed $5,000,000 in the aggregate in any fiscal year;

                  (iii) any sale or other disposition by Borrower or any of its Subsidiaries of capital stock of Borrower that constitutes Margin Stock to the extent the fair market value thereof exceeds 25% of the fair market value of the assets of Borrower and its Subsidiaries (including such Margin Stock), provided that fair value is received in
                                         --------
          exchange therefor; and

                  (iv)   Permitted Asset Dispositions.

          (f)  Capital Expenditures. Incur Capital Expenditures during any
               --------------------
     fiscal year in an amount in excess of 5% of the net revenues of Borrower and its Subsidiaries for the preceding fiscal year, determined on a consolidated basis in accordance with GAAP.

          (g)  Loans and Investments.  Directly or indirectly purchase, acquire,
               ---------------------
     carry or maintain (or enter into any binding commitment to purchase, acquire, carry or maintain) any capital stock, equity interest, Indebtedness, obligations or other securities of or any interest in, any Person or any business or assets or make any advance, loan, extension of credit or capital contribution to or any other investment in any Person including any Affiliates of Borrower, except for:

                  (i)    investments in cash or Cash Equivalents;

                  (ii) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

                  (iii) investments in (x) the capital stock of, or other equity interests in, Subsidiaries of Borrower identified in Schedule
                                                                      --------
          4.1(e)(i) (other than Encumbered Subsidiaries) on the Closing Date and
          ---------
          (y) the stock of any newly-formed corporation which thereupon becomes a Wholly Owned Subsidiary of Borrower and which is not an Encumbered Subsidiary, but only if Borrower complies with the provisions of Sections 5.3(h), 5.3(i), 5.3(j) and 5.3(k);

                  (iv) (x) investments on the Closing Date in Encumbered Subsidiaries; (y) additional investments in Encumbered Subsidiaries (including, without limitation, advances or contributions of proceeds of the Loans to Encumbered Subsidiaries) for purposes other than making Capital Expenditures, in an aggregate amount outstanding pursuant to this clause (y) not to exceed at any time $20,000,000, provided that the maximum additional net investments in any single
          --------
          Encumbered Subsidiary pursuant to this clause (y) shall not exceed $7,500,000; and (z) additional investments in Encumbered Subsidiaries (including, without limitation, advances or contributions of proceeds of the Loans to Encumbered Subsidiaries) solely for the purpose of making Capital Expenditures, provided that such investments shall be
                                       --------
          permitted pursuant to this clause (z) only to the extent that such
          Capital Expenditures are permitted under Section 5.4(f); and provided
                                                                       --------
          further that, notwithstanding the foregoing, no investments described
          -------
          in this Section 5.4(g) may be made in Professional Health Care Management, Inc. ("PHCM") or its Subsidiaries during the continuance of any "Nonpayment Period" under, and as defined in, the Intercreditor Agreement dated as of the date hereof among PHCM and its Subsidiaries, Borrower, Administrative Agent and Omega Healthcare Investors, Inc., as the same may be amended, modified or supplemented from time to time;

                  (v) investments consisting of intercompany loans permitted pursuant to Section 5.4(b)(iv);

                  (vi) investments that are Capital Expenditures, to the extent and only to the extent such investments are permitted under
          Section 5.4(f);

                  (vii) any Acquisition (in a single transaction or series of related transactions) of any Person or business, either through the purchase of the assets (including the goodwill) of such Person or business or the purchase of 100% of the capital stock of, or 100% of the partnership or other ownership interests in, such Person or the owner or operator of such business if each of the following conditions is satisfied: (v) the business being acquired is within the permitted business activities described in Section 5.4(h); (w) the requirements of Section 5.3(o) have been satisfied with respect to such Acquisition; (x) the Purchase Price paid by Borrower and its Subsidiaries for any such Acquisition shall not exceed $35,000,000 during each fiscal year of 1997 and 1998, and the Purchase Price paid by Borrower and its Subsidiaries for any such Acquisition thereafter shall not exceed $10,000,000; (y) no Default or Event of Default has occurred and is continuing, or would occur after giving effect to such Acquisition; and (z) the aggregate Purchase Prices of all such Acquisitions in any fiscal year shall not exceed the amount opposite such fiscal year in the following table:

           Year                      Aggregate Amount
           ----                      ----------------

           1997                         $50,000,000
           1998                         $50,000,000
           Thereafter                   $35,000,000

          (all such Acquisitions, the "Permitted Acquisitions"); provided that
                                       ----------------------    --------
          (A) the permitted aggregate Purchase Prices of all Permitted Acquisitions during each of fiscal years 1997 and 1998 shall be increased to $75,000,000 for each such fiscal year upon prepayment of the Term Loans in an amount such that the aggregate outstanding principal balance thereof is equal to or less than $35,000,000; (B) in the event that the Debt Coverage Ratio is less than or equal to 3.75 to 1.00 as of the last day of the fiscal year ending December 31, 1997, then the permitted aggregate Purchase Prices of all Permitted Acquisitions during fiscal year 1998 shall be increased (in addition to any increase pursuant to clause (A) above) by an amount equal to the excess, if any, of the permitted aggregate Purchase Prices of all Permitted Acquisitions for fiscal year 1997 over the actual aggregate Purchase Prices of all Permitted Acquisitions actually consummated during fiscal year 1997; and (C) in the event that the Debt Coverage Ratio is less than or equal to 3.50 to 1.00 as of the last day of the fiscal year ending December 31, 1998, then the permitted aggregate Purchase Prices of all Permitted Acquisitions during fiscal year 1999 shall be increased by an amount equal to the excess, if any, of the permitted aggregate Purchase Prices of all Permitted Acquisitions for fiscal year

          1998 (calculated, for this purpose, without giving effect to any carryover of unused amounts from fiscal year 1997 pursuant to clause
          (B) above) over the actual aggregate Purchase Prices of all Permitted Acquisitions actually consummated during fiscal year 1998;

                  (viii) investments in respect of accounts receivable that have become delinquent, including securities of the account debtor received by Borrower or its Subsidiaries in connection with a plan of reorganization of the indebtedness of such account debtor;

                  (ix) making and owning loans or advances to any officers or employees of Borrower or any of its Subsidiaries for reasonable travel and business expenses in the ordinary course of business, in an aggregate amount not to exceed at any time $2,000,000;

                  (x) non-cash proceeds received by Borrower or any Subsidiary of Borrower in connection with the Asset Sales permitted pursuant to Section 5.4(e)(ii), in an amount outstanding not to exceed at any time $5,000,000;

                  (xi) investments by GCI Indemnity in the ordinary course of business and consistent with its past practices;

                  (xii) loans and investments in existence on the Closing Date and set forth in Schedule 5.4(g); and
                                ---------------

                  (xiii) other investments by Borrower or any other Subsidiary of Borrower (other than GCI Indemnity), in an aggregate amount not to exceed at any time $5,000,000.

          (h) Conduct of Business.  Engage in any business other than the
              -------------------
     business described in Section 4.1(r), together with any business or activities substantially similar thereto. Borrower will not cause or permit GCI Indemnity to engage in any business other than risk management business with respect to Borrower and its Subsidiaries.

          (i)  Transactions With Affiliates.  Other than the Distribution
               ----------------------------
     Agreement as in effect on the Closing Date, enter or agree to enter into any transaction with any Affiliate of Borrower except in the ordinary course of business and upon terms no less favorable to Borrower or such Subsidiary than Borrower or such Subsidiary would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

          (j)  Compliance With ERISA.  Permit directly or indirectly or permit
               ---------------------
     any ERISA Affiliate directly or indirectly:

                  (i) to terminate any Plan subject to Title IV of ERISA so as to result in liability to Borrower or any ERISA Affiliate;

                  (ii)   to permit to exist any ERISA Event;

                  (iii) to make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in liability to Borrower or any ERISA Affiliate that would be reasonably likely to have a Material Adverse Effect; and

                  (iv) permit any one or more Plans, individually or in the aggregate, to have Unfunded Pension Liabilities (using the actuarial assumptions utilized by the PBGC) in excess of $1,000,000 in the aggregate for all such Plans.

         (k)   Amendments to Corporate Documents.  Amend, modify or otherwise
               ---------------------------------
     change in any material respect (i) the certificate or articles of incorporation, bylaws or other organizational document of Borrower or any other Loan Party, except to the extent such amendment, modification or change could not reasonably be expected to affect the Lenders adversely, or
     (ii) the Merger Agreement, the Distribution Agreement or any of the Ancillary Agreements.

         (l)   Compliance With Environmental Laws. Fail to comply in all
               ----------------------------------
     material respects with all applicable Environmental Laws and Environmental Permits; fail to obtain all material applicable Environmental Permits necessary for its operations; or permit to exist any conditions or circumstances which could reasonably be expected to give rise to any Material Environmental Claim arising from the operations of Borrower or its Subsidiaries.

         (m)   Health Care Permits and Approvals.  Engage in any activity that
               ---------------------------------
     (i) constitutes or, with the passage of time, notice or both, would result in a material default under or violation of, any such Health Care Permit necessary for the lawful conduct of its business or operations; or (ii) constitutes or, with the passage of time, notice or both, would result in the loss by any Health Care Facility owned, leased, managed or operated by any Loan Party of the right to participate in, and receive payment under, the appropriate Medicare, Medicaid and related reimbursement programs, and any similar state or local government-sponsored program, to the extent that such Loan Party has decided to participate in any such program, and to receive reimbursement from private and commercial payers and health maintenance organizations to the extent applicable thereto; in each case except where the loss of such Health Care Permit or rights to participate in or receive payments under such programs would not have a Material Adverse Effect.

         (n)   Lease Agreement.  Enter into any lease (other than a Capital
               ---------------
     Lease) that (i) contains any cross-default provisions except to other leases by the same lessor; (ii) contains any provision that permits acceleration or modification of such obligation upon a change in the ownership of Borrower or the Subsidiary responsible for such obligations, except any provision requiring a consent that may not unreasonably be withheld and that is deemed granted unless denied within a reasonable time with a statement of reasons; or (iii) is guaranteed by any Loan Party other than Borrower.

         (o)   Accounting Changes.  Permit any change in the fiscal year of
               ------------------
     Borrower or in any of the accounting procedures maintained by Borrower as of the Closing Date (other than changes required as a result of a change in GAAP).

         (p)   Transfer of Collateral to HRPT.  Notwithstanding anything to the
               ------------------------------
     contrary in the HRPT Intercreditor Agreement, directly or indirectly transfer, or enter into any agreement to transfer, any Collateral (including Collateral subject to a prior Lien in favor of HRPT or any Affiliate of HRPT, but excluding the proceeds, if any, drawn by Vitalink under any Letter of Credit issued pursuant to this Agreement) to HRPT or any Affiliate, assignee or designee of HRPT without the prior written consent of the Supermajority Lenders.

         (q)   Tax Matters. Notwithstanding any other provision of this
               -----------
     Agreement or any of the other Loan Documents:

                  (i) Take or omit to take any action that would constitute, or would be deemed pursuant to the Tax Allocation Agreement to constitute, a "GCI Properties Tainting Act" (as such term is defined in the Tax Allocation Agreement); or

                  (ii) At any time during which a Default or Event of Default shall have occurred and be continuing, directly or indirectly make any payment or distribution in excess of $1,000,000 of or on account of liability for "Restructuring Taxes" (as such term is defined in the Tax Allocation Agreement) to or for the benefit of Vitalink pursuant to the Tax Allocation Agreement or make any other payment or distribution in excess of $1,000,000 to or for the benefit of Vitalink arising from the failure of the restructuring transactions contemplated by the Distribution Agreement to qualify as a "tax-free" reorganization and distribution within the meaning of Sections 368(a)(1)(D) and 355 of the Code or otherwise as "tax-free" under the Code.


                                  ARTICLE VI
                               EVENTS OF DEFAULT

         SECTION 6.1  Events of Default.  If any of the following events (each
                      -----------------
such occurrence an "Event of Default," and collectively, the "Events of
                    ----------------                          ---------
Default") shall occur:

         (a) Non-Payment of Principal.  Borrower shall fail to pay any principal
             ------------------------
     of any Loan or Reimbursement Obligation when the same becomes due and payable;

         (b) Non-Payment of Other Amounts.  Borrower or any other Loan Party
             ----------------------------
     shall fail to pay any interest on any Loan or Reimbursement Obligation or any other amount payable under this Agreement or any other Loan Document (other than the principal described in Section 6.1(a)) within three (3) Business Days after such amount is due and payable;

         (c)   Representations and Warranties.  Any representation or warranty
               ------------------------------
     made by any Loan Party under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made;

         (d)   Financial and Negative Covenants.  Borrower shall fail to perform
               --------------------------------
     or observe any term, covenant or agreement contained in Sections 5.1, 5.2(f) or 5.4 of this Agreement;

         (e)   Reporting and Affirmative Covenants.  Borrower shall fail to
               -----------------------------------
     perform or observe any term, covenant or agreement contained in Sections
     5.2 (other than 5.2(f)), 5.3(c), 5.3(h), 5.3(i), 5.3(j) or 5.3(l) if such failure shall remain unremedied for five (5) days after such failure;

         (f)   Other Covenants. Borrower or any Loan Party shall fail to perform
               ---------------
     or observe any term, covenant or agreement contained in the Agreement or any other Loan Document (other than a default under subsection (a), (b), (c), (d) or (e) of this Section 6.1) if such failure shall remain unremedied for 30 days after the earlier of (i) the date Borrower or such Loan Party obtains knowledge of such failure or (ii) the date Borrower receives notice from Administrative Agent or any Lender of such failure;

         (g)   Bankruptcy.  Borrower or any other Loan Party shall generally not
               ----------
     pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either (i) such proceeding shall remain undismissed or unstayed for a period of 60 days; or
     (ii) any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any Loan Party shall take any corporate action to authorize any of the actions set forth above in this subsection
     (g);

         (h)   Judgments.  Any judgment or order for the payment of money in
               ---------
     excess of $1,000,000 (net of amounts indefeasibly paid at the time of judgment by persons who are not Loan Parties) shall be rendered against any Loan Party and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order and not stayed for any period of 30 consecutive days; or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

         (i)   Loan Documents.  Any Loan Document shall cease to be in full
               --------------
     force and effect after delivery thereof, or any Loan Party shall so state in writing;

         (j)   Collateral Documents.  Any of the Collateral Documents, after
               --------------------
     delivery thereof pursuant to Sections 3.1, 5.3(h) or 5.3(j) or any other provision of any of the Loan Documents, shall for any reason (other than pursuant to the terms thereof) cease to create a valid and enforceable security interest in, or the Lien created thereby shall not be duly perfected as to, any Collateral purported to be covered thereby having a value, in the aggregate, of $1,000,000 or more;

         (k)   ERISA.  (i) Borrower or any ERISA Affiliate shall fail to pay
               -----
     when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under a Multiemployer Plan; (ii) Borrower or any ERISA Affiliate shall fail to satisfy its contribution requirements under Section 412(c)(11) of the Code, whether or not it has sought a waiver under Section 412(d) of the Code;
     (iii) the occurrence of an ERISA Event involving the withdrawal by Borrower or any ERISA Affiliate from a Plan with respect to which it is a "substantial employer" (as defined in Section 4001(a)(2) or Section 4062(e) of ERISA); (iv) the occurrence of the complete or partial withdrawal from a Multiemployer Plan by Borrower or any ERISA Affiliate; (v) there shall exist any Unfunded Pension Liabilities; or (vi) a Plan that is intended to be qualified under Section 401(a) of the Code shall lose its qualification; in each case under clauses (i) through (vi) above, where such event, occurrence or failure has a Material Adverse Effect;

         (l)   Environmental.  Any Material Environmental Claim shall become
               -------------
     payable by Borrower or any of its Subsidiaries and shall not have been paid within 30 days, unless enforcement thereof is effectively stayed and such Material Environmental Claim does not have a Material Adverse Effect; or Borrower or any of its Subsidiaries shall fail to maintain, or to comply with the conditions of, any Environmental Permit necessary for the conduct of its business, if such failure has or could reasonably be expected to have a Material Adverse Effect;

         (m)   Indebtedness.  Borrower or any of its Subsidiaries shall fail to
               ------------
     pay when due any principal of or premium or interest on Indebtedness which has an aggregate outstanding principal amount of $2,500,000 individually or $5,000,000 in the aggregate; or any breach, default or event of default shall occur and any applicable grace period shall have passed, or any event shall occur or condition exist, under any Indebtedness which has an aggregate outstanding principal amount of $2,500,000 individually or $5,000,000 in the aggregate if the effect thereof is to accelerate or permit the holder or holders of such Indebtedness to accelerate the maturity thereof;

         (n)   Tax Matters.  (i) Borrower or any of its Subsidiaries shall have
               -----------
     been determined, by order of any court of competent jurisdiction that either is final and unappealable or is not stayed pending appeal (or Borrower or any of its Subsidiaries shall have agreed in a written settlement agreement or similar agreement), to be liable, pursuant to the Tax Allocation Agreement or otherwise, for the payment of Restructuring Taxes (as such term is defined in the Tax Allocation Agreement) in excess of $1,000,000 or otherwise for tax liabilities in excess of $1,000,000 resulting from the failure of the restructuring transactions contemplated by the Distribution Agreement to qualify as a "tax-free" reorganization and distribution within the meaning of Sections 368(a)(1)(D) and 355 of the Code or otherwise as "tax-free" under the Code; or (ii) Borrower shall make any payment or series of payments in an amount in excess of $1,000,000 in respect of Restructuring Taxes or any such other tax liabilities;

         (o)   Material Leases. (i) Any breach, default or event of default
               ---------------
     shall occur, or any event shall occur or condition exist, under any Material Lease of Borrower or any Subsidiary of Borrower if the effect thereof is to terminate, or permit the other party to such Material Lease to terminate, such Material Lease; (ii) any Material Lease of Borrower or any Subsidiary of Borrower shall be terminated by the lessor thereof (other than as a result of the expiration of the term of such Material Lease); or

         (o)   Change of Control.  There shall occur a Change of Control,
               -----------------
then, and in any such event, Administrative Agent (x) shall at the request, or may with the consent, of the Required Lenders, by notice to Borrower, declare the obligation of each Lender to make Loans, Swing Line Lender to make Swing Line Loans and the obligation of LC Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate; and (y) shall at the request, or may with the consent, of the Required Lenders, by notice to Borrower, declare the Loans, all interest thereon and all other amounts payable under any Loan Document to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable (without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower) and the Maximum LC Amount shall be reduced to zero; provided, however, that in the event of an Event of Default with respect to Borrower under Section 6.1(g), (A) the obligation of each Lender to make Loans, Swing Line Lender to make Swing Line Loans and the LC Bank to issue Letters of Credit shall automatically be terminated and (B) the Loans, all such interest and all such amounts shall automatically become and be due and payable (without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower) and the Maximum LC Amount shall be reduced to zero.


                                  ARTICLE VII
                                    AGENTS

         SECTION 7.1  Appointment.  Each Lender hereby irrevocably appoints and
                      -----------
authorizes each Agent to take such actions as agent on its behalf hereunder and under the other

Loan Documents, and to exercise such powers and to perform such duties, as are specifically delegated to it by the terms hereof or thereof, together with such other powers and duties as are reasonably incidental thereto.

         SECTION 7.2  Nature of Duties.  Neither of the Agents shall have any
                      ----------------
duties or responsibilities other than those expressly set forth in this Agreement and the other Loan Documents. Neither of the Agents shall have, by reason of this Agreement or any other Loan Document, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be so construed as to impose upon either of the Agents any obligations or liabilities in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein.
Each Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact that it selects with reasonable care. Each Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by it with respect to all matters pertaining to this Agreement and the other Loan Documents and its duties hereunder and thereunder and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. The Lenders hereby acknowledge that neither of the Agents shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders).

         SECTION 7.3  Exculpatory Provisions.  Neither of the Agents nor any of
                      ----------------------
their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person under or in connection with the Loan Documents, except for its or such Person's own gross negligence or willful misconduct, (ii) responsible in any manner to any Lender for any recitals, statements, information, representations or warranties herein or in any other Loan Document or in any document, instrument, certificate, report or other writing delivered in connection herewith or therewith, for the execution, effectiveness, genuineness, validity, enforceability or sufficiency of this Agreement or any other Loan Document, or for the financial condition of Borrower, its Subsidiaries or any other Person, or (iii) required to ascertain or make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document or the existence or possible existence of any Default or Event of Default, or to inspect the properties, books or records of Borrower or any of its Subsidiaries.

         SECTION 7.4  Reliance by Agents.  Each Agent shall be entitled to rely,
                      ------------------
and shall be fully protected in relying, upon any notice, statement, consent or other communication (including, without limitation, any thereof by telephone, telecopy, telex, telegram or cable) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons. Administrative Agent may deem and treat each Lender as the owner of its interest hereunder for all purposes hereof unless and until a written notice of the assignment, negotiation or transfer thereof shall have been given to Administrative Agent in accordance with the provisions of this Agreement. Each Agent shall be entitled to refrain from taking or omitting to take any action in connection with this Agreement or any other Loan Document
(i) if such action or omission would, in the reasonable opinion of such Agent, violate any applicable law or any provision of this Agreement or any other Loan Document or (ii) unless and until it shall have received such advice or concurrence of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders) as it deems appropriate or it shall first have been indemnified to its satisfaction by the Lenders against any and all liability and expense (other than liability and expense arising from its own gross negligence or willful misconduct) that may be incurred by it by reason of taking, continuing to take or omitting to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against either of the Agents as a result of such Agent's acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders (or, where a higher percentage of the Lenders is expressly required hereunder, such Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders (including all subsequent Lenders).

         SECTION 7.5  Non-Reliance on Agents and Other Lenders.  Each Lender
                      ----------------------------------------
expressly acknowledges that neither of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representation or warranty to it and that no act by either of the Agents or any such Person hereafter taken, including any review of the affairs of Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by either of the Agents to any Lender. Each Lender represents to the Agents that (i) it has, independently and without reliance upon either of the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, properties, financial and other condition and creditworthiness of Borrower and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to Borrower hereunder, and (ii) it will, independently and without reliance upon either of the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder and under the other Loan Documents and to make such investigation as it deems necessary to inform itself as to the business, prospects, operations, properties, financial and other condition and creditworthiness of Borrower and its Subsidiaries. Except as expressly provided in this Agreement and the other Loan Documents, neither of the Agents shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information concerning the business, prospects, operations, properties, financial or other condition or creditworthiness of Borrower, its Subsidiaries or any other Person that may at any time come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 7.6  Notice of Default.  Administrative Agent shall not be
                      -----------------
deemed to have knowledge or notice of the occurrence of any Default or Event of Default (except with respect to defaults in the payment of principal, interest and fees required to be paid to Administrative Agent for the account of the Lenders) unless Administrative Agent shall have received written notice from Borrower or a Lender referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that Administrative Agent receives such a notice, Administrative Agent will give notice thereof to the

Lenders as soon as reasonably practicable; provided, however, that if any such
                                           --------  -------
notice has also been furnished to the Lenders, Administrative Agent shall have no obligation to notify the Lenders with respect thereto. Administrative Agent shall (subject to Sections 7.4 and 8.1) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders; provided that, unless and until Administrative Agent shall have
         --------
received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 7.7  Indemnification.  To the extent the Agents are not
                      ---------------
reimbursed by or on behalf of Borrower, and without limiting the obligation of Borrower to do so, the Lenders agree (i) to indemnify each of the Agents and their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates, ratably according to their respective Pro Rata Portions of the Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) or disbursements of any kind or nature whatsoever that may at any time (including at any time following the repayment in full of the Loans and the termination of the Commitments) be imposed on, incurred by or asserted against such Agent or such other Person in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent or such other Person under or in connection with any of the foregoing, and (ii) to reimburse the Agents upon demand, ratably according to their respective Pro Rata Portions of the Commitments, for any expenses incurred by the Agents in connection with the preparation, negotiation, execution, delivery, administration, amendment, modification, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents (including, without limitation, reasonable attorneys' fees and expenses and compensation of agents and employees paid for services rendered on behalf of the Lenders); provided, however, that no Lender shall be liable for
                        --------  -------
any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the party to be indemnified.

         SECTION 7.8  The Agents in their Individual Capacity.  With respect to
                      ---------------------------------------
its Commitments, the Loans made by it, the Letters of Credit (if any) issued by it and the Note or Notes issued to it, each Agent in its individual capacity and not as an Agent shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not performing the agency duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes" and any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Borrower, any of its Subsidiaries or any of their respective Affiliates as if such Agent were not an Agent under this Agreement or performing the agency duties specified herein, and may accept fees and other consideration from any of them for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         SECTION 7.9  Successor Agents.  Each Agent may resign at any time by
                      ----------------
giving written notice to Borrower and the Lenders and may be removed at any time with or without cause by the Required Lenders. Upon any such notice of resignation or removal, the Required Lenders will appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent. If no successor to the retiring Agent has accepted appointment as Agent by the thirtieth (30th) day following a retiring Agent's notice of resignation or removal, the retiring Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall thereafter perform all of the duties of such Agent hereunder and under the other Loan Documents until such time, if any, as the Required Lenders appoint a successor Agent as provided for hereinabove. Notwithstanding anything to the contrary contained herein, so long as no Event of Default shall be then continuing, each appointment of a successor Agent hereunder shall require the prior written approval of Borrower, which approval shall not be unreasonably withheld or delayed.

         SECTION 7.10  Collateral Matters.
                       ------------------

         (a) Perfection of Security Interest.  Administrative Agent is hereby
             -------------------------------
     irrevocably authorized (but shall not be obligated), without the necessity of any notice to or further consent from the Lenders or any other Person, from time to time to take any action with respect to any Collateral or Collateral Documents which may be necessary or appropriate to perfect and keep perfected the Liens created in favor of Administrative Agent pursuant to the Collateral Documents.

         (b) Authority to Release Collateral.  Administrative Agent is hereby
             -------------------------------
     irrevocably authorized at its option and in its discretion (but, except as provided in Sections 7.10(c) and 7.10(d), shall not be obligated) to release any Lien created under the Collateral Documents and held by Administrative Agent (i) when all obligations of the Lenders and LC Bank to extend credit to Borrower have expired or been terminated, all Letters of Credit have expired or been discharged, and all principal of and interest on all Loans and Reimbursement Obligations and all other Secured Obligations (except any Unmatured Surviving Obligation) then outstanding have been paid in full and in cash; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which Borrower or any Subsidiary of Borrower owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to Borrower or any Subsidiary of Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Borrower or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the Indebtedness evidenced thereby has been paid in full; or (vi) as permitted pursuant to any Collateral Document. Each Lender agrees that it will, if Administrative Agent or Borrower so requests at any time, confirm in writing Administrative Agent's authority to release the Collateral or any particular types or items of Collateral pursuant to this Section 7.10(b).

         (c) Release on Sale.  If Borrower or any of its Subsidiaries sells or
             ---------------
     disposes of any property or assets in a transaction permitted under this Agreement, Administrative Agent is hereby authorized to, and upon written request therefor by Borrower and a reasonable time for Administrative Agent to act thereon Administrative Agent shall, release (without any recourse, representation, warranty or liability whatsoever) any Lien created by the Collateral Documents on such property or assets, but not the proceeds thereof.

         (d) Release on Repayment.  Each Lender and LC Bank will, upon request
             --------------------
     by Administrative Agent or Borrower, confirm in writing (i) the amount outstanding to such Lender (or, in the case of LC Bank, to LC Bank) for Loans and Reimbursement Obligations and on all other Secured Obligations (except any Unmatured Surviving Obligation) then outstanding to it; and
     (ii) Administrative Agent's authority to release all Liens created by the Collateral Documents and held by Administrative Agent when Administrative Agent receives (A) such amount in cash for account of such Lender (or, in the case of LC Bank, for account of LC Bank), (B) a written notice from Borrower terminating all obligations of the Lenders and LC Bank to extend credit to Borrower, and (C) evidence satisfactory to Administrative Agent and LC Bank that all Letters of Credit have expired or been discharged. If Administrative Agent receives such written confirmation from all the Lenders and from LC Bank and receives cash for their account in the aggregate amount so specified, together with such notice of termination and evidence, then Administrative Agent is hereby authorized to, and upon written request therefor by Borrower and a reasonable time for Administrative Agent to act thereon Administrative Agent shall, release (without any recourse, representation, warranty or liability whatsoever) any and all Liens created by the Collateral Documents and held by Administrative Agent.

         (e) Collateral Documents.  Each Lender and LC Bank agree, in respect of
             --------------------
     the Collateral and Collateral Documents and any and all Liens, rights, powers, benefits and interests created or conferred thereby and all acts, omissions, conditions or events related thereto, to the matters set forth in Article VII of the Borrower Pledge and Security Agreement and all parallel provisions of each other Collateral Document.

         (f) Actions under Third Party Consents.  Each Lender and LC Bank hereby
             ----------------------------------
     authorize Administrative Agent to take any and all actions required to be taken by Administrative Agent pursuant to the provisions of any Third Party Consent.

                                  ARTICLE VIII
                                 MISCELLANEOUS

         SECTION 8.1  Amendments.  No amendment, modification or waiver of any
                      ----------
provision of this Agreement, the Notes or any other Loan Document, or consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then the same shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, modification, waiver or consent shall:

         (a) unless in writing and signed by each Lender directly affected thereby, (i) reduce the principal of, or interest on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document (other than interest payable pursuant to Section 2.7(c)), or (ii) postpone any date fixed for any payment of principal of, or interest on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document (other than with respect to interest payable pursuant to Section 2.7(c)); and

         (b) unless in writing and signed by all the Lenders, (i) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (ii) change the percentage of the Commitments, or of the aggregate unpaid principal amount of the Loans, which shall be required for the Lenders or any of them to take any action hereunder, (iii) amend the definition of "Required Lenders" or "Supermajority Lenders," (iv) release all or substantially all of the Collateral, (v) amend Section 2.13 or 2.16, or (vi) amend this Section 8.1;

and provided, further, that (x) no amendment, modification, waiver or consent shall, unless in writing and signed by such Agent in addition to the Lenders required above to take such action, affect the rights or duties of either of the Agents under this Agreement or any other Loan Document; and (y) no amendment, modification, waiver or consent shall, unless in writing and signed by LC Bank in addition to the Lenders required above to take such action, affect the rights or duties of LC Bank under this Agreement or any other Loan Document. Copies of each such amendment, modification, waiver or consent shall be delivered by Borrower to each Lender.

         SECTION 8.2  Notices.  All notices and other communications provided
                      -------
for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, to


         (a)  Borrower, at:             GranCare, Inc.
                                        One Ravinia Drive, Suite 1500
                                        Atlanta, Georgia 30346
                                        Telephone Number:  (770) 393-0199
                                        Telecopy Number:   (770) 393-8054
                                        Attention:  Mr. Jerry A. Schneider
                                                    Executive Vice President
                                                    and Chief Financial Officer
          with a copy to:               GranCare, Inc.
                                        One Ravinia Drive, Suite 1500
                                        Atlanta, Georgia 30346
                                        Telephone Number:  (770) 393-0199
                                        Telecopy Number:   (770) 393-8054
                                        Attention:  Evrett W. Benton, Esq.
                                                    Executive Vice President
                                                    and General Counsel

          and a copy to:                Robert C. Lewinson, Esq.
                                        Powell, Goldstein, Frazer & Murphy
                                        191 Peachtree Street, N.E., 16th Floor
                                        Atlanta, Georgia 30303
                                        Telephone Number:  (404) 572-6623
                                        Telecopy Number:   (404) 572-6999

(b)       any Lender, at:               its Domestic Lending Office (or other
                                        address) specified beneath its name on
                                        Schedule I hereto
                                        ----------

(c)       Syndication
          Agent, at:                    The Chase Manhattan Bank
                                        270 Park Avenue
                                        New York, New York  10017
                                        Telephone Number:  (212) 270-2472
                                        Telecopy Number:   (212) 270-3279
                                        Attention:  Ms. Dawn Lee Lum
                                                    Vice President

(d)       Administrative
          Agent, Swing Line
          Lender and LC
          Bank at:                      First Union National Bank of North
                                             Carolina
                                        One First Union Center, 5th Floor
                                        301 South College Street
                                        Charlotte, North Carolina 28288-0735
                                        Telephone Number:  (704) 383-6237
                                        Telecopy Number:   (704) 383-9144
                                        Attention:  Ms. Valerie Cline
                                                    Director
                                                    Healthcare Finance Group
          with a copy to:               First Union National Bank of North
                                             Carolina
                                        One First Union Center, TW-10
                                        301 South College Street
                                        Charlotte, North Carolina 28288-0608
                                        Telephone Number:  (704) 383-0281
                                        Telecopy Number:   (704) 383-0288
                                        Attention:   Syndication Agency Services

          and a copy to:        Stokely G. Caldwell, Jr., Esq.
                                        Robinson, Bradshaw & Hinson, P.A.
                                        101 North Tryon Street, Suite 1900
                                        Charlotte, North Carolina 28246
                                        Telephone Number:  (704) 377-2536
                                        Telecopy Number:   (704) 378-4000

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telecopied, telegraphed, telexed or cabled, be effective when deposited in the mails, telecopied, delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to Administrative Agent pursuant to Articles II or VII shall not be effective until received by Administrative Agent. Notwithstanding the foregoing, copies of administrative notices (such as notices of Borrowings, Conversions and continuations) given hereunder and copies of financial statements and related reports need not be given to attorneys.

         SECTION 8.3  No Waiver; Remedies.  No failure on the part of any
                      -------------------
Lender, LC Bank or either of the Agents to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers or privileges or remedies provided by law or in equity, or under any other instrument, document or agreement.

         SECTION 8.4  Costs, Expenses and Taxes.  Borrower agrees to pay on
                      -------------------------
demand all costs and expenses of each Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and the other documents to be delivered under the Loan Documents, including the reasonable fees and out-of-pocket expenses of counsel for each Agent actually incurred with respect thereto and with respect to advising such Agent as to its rights and responsibilities under the Loan Documents. Borrower further agrees to pay on demand all costs and expenses, if any (including reasonable counsel fees and expenses), actually incurred in connection with the enforcement by either of the Agents, LC Bank or any Lender (whether through negotiations, legal proceedings or otherwise) of the Loan Documents and the other documents to be delivered under the Loan Documents, including reasonable counsel fees and expenses actually incurred in connection with the enforcement of rights under this Section 8.4. In addition, Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save each Agent, LC Bank and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         SECTION 8.5  Right of Set-off.  Upon (a) the occurrence and during the
                      ----------------
continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.1 to authorize Administrative Agent to declare all Obligations due and payable pursuant to the provisions of
Section 6.1, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or any of its Affiliates to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under any Loan Document, whether or not such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify Borrower after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this section are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

         SECTION 8.6  Indemnity.
                      ---------

         (a) General Indemnity.  Borrower shall pay, indemnify, defend and hold
             -----------------
    each Lender, LC Bank, each Agent and each of their respective Affiliates, officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law)
        ------------------
    from and against any and all claims, demands, suits, actions, investigations, proceedings and damages, and all reasonable attorney's fees and disbursements (including allocated costs of internal counsel) and other costs and expenses actually incurred in connection therewith (as and when they are incurred and whether or not suit is brought), at any time asserted against, imposed upon or incurred by any of them in connection with or as a result of or related to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents or the transactions contemplated herein, and with respect to any investigation, litigation or proceeding related to this Agreement, any other Loan Document, any of the Transactions or the Loans or the use of the proceeds thereof (whether or not any Indemnified Person is a party thereto) and any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities").
                                  -----------------------

         (b) Environmental Indemnity.  Borrower shall pay, indemnify, defend and
             -----------------------
    hold harmless each Indemnified Person, from and against any and all claims, demands, suits, actions, investigations, proceedings and damages, and all reasonable attorney's fees and disbursements (including allocated costs of internal counsel) and other costs and expenses actually incurred in connection therewith (as and when they are incurred and whether or not suit is brought), at any time asserted against, imposed upon or incurred by any of them in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any property or operations of Borrower or any of its Subsidiaries. No action taken by legal counsel chosen by either of the Agents or any Lender in defending against any such Environmental Claim shall vitiate or in any way impair Borrower's obligation and duty hereunder to indemnify and hold harmless each Agent and each Lender. In no event shall any site visit, observation, or testing by either of the Agents or any Lender be a representation that Hazardous Materials are or are not present in, on, or under the site, or that there has been or shall be compliance with any Environmental Laws. Neither Borrower nor any other party is entitled to rely on any site visit, observation, or testing by either of the Agents or any Lender. Neither of the Agents nor any Lender owes any duty of care to protect Borrower or any other Person against, or to inform Borrower or any other Person of, any adverse condition affecting any site or property. Neither of the Agents nor any Lender has any authority to direct the response of Borrower or any other Person with regard to conditions that might reasonably give rise to an Environmental Claim.

         (c) Limitation.  Borrower shall have no obligation to any Indemnified
             ----------
    Person under this Section 8.6 with respect to any Indemnified Liability or Environmental Claim that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person.

         SECTION 8.7  Assignments and Participations.
                      ------------------------------

         (a) Permitted Assignment.  Each Lender may assign to one or more banks
             --------------------
    or other entities all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, the Loans owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement; (ii) if such assignment is to any party other than an existing Lender, the sum of
    (A) the principal amount of the outstanding Loans subject to such assignment and (B) the amount of the unused Commitments of the assigning Lender being assigned pursuant to such assignment (in each case, determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (I) $5,000,000 or (II) the entire remaining amount of such Lender's outstanding Loans and unused Commitments;
    (iii) each such assignment shall be to an Eligible Assignee; (iv) if such assignment is to any party other than an existing Lender or an Affiliate thereof, such assignment shall have been consented to by Administrative Agent and, if no Event of Default has occurred and is continuing, by Borrower (which consent, in each case, shall not be unreasonably withheld); and (v) the parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee, payable to Administrative Agent, of $3,000. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder; and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

         (b) Effect of Assignment.  By executing and delivering an Assignment
             --------------------
    and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto;
    (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;
    (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Sections 5.2(a) and 5.2(b), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon either of the Agents, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at this time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Agents to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to it by the terms hereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender; and (viii) Borrower shall not be required as a result of such assignment to file a registration statement with the SEC or qualify the Loans or the Notes under the blue sky laws of any state.

         (c) Maintenance of Agreements.  Administrative Agent shall maintain at
             -------------------------
    its address referred to in Section 8.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and
               --------
    binding for all purposes, absent manifest error, and Borrower, LC Bank, each Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower, LC Bank or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (d) Procedure.  Upon its receipt of an Assignment and Acceptance
             ---------
    executed by an assigning Lender and an assignee Lender representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment and the processing and recordation fee referred to in Section 8.7(a), Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit E-2 hereto, (i)
                                                       -----------
    accept such Assignment and Acceptance; (ii) record the information contained therein in the Register; and (iii) give prompt notice thereof to Borrower. Within 5 Business Days after its receipt of such notice, Borrower, at its own expense, shall execute and deliver to Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such assignee (and, if the assigning Lender has retained Loans or a Commitment hereunder, to the order of the assigning Lender) prepared in accordance with the applicable provisions of Section 2.5 as necessary to reflect, after giving effect to the assignment, the Commitments (or outstanding Term Loans, as the case may be) of the assignee and (to the extent of any retained interests) the assigning Lender. Such new Note or Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or Exhibit A-2 hereto, as applicable.
                              -----------    -----------

         (e)  Participations.
              --------------

              (i) Each Lender may sell participations to one or more banks or other entities (other than direct competitors of Borrower) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments, the Loans owing to it and the Note or Notes held by it); provided, however, that (A) such Lender's obligations under this Agreement (including its Commitments to Borrower hereunder) shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (D) Borrower, LC Bank, each Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (E) if such participation is to any party other than an existing Lender, the sum of (A) the principal amount of the outstanding Loans subject to such participation and (B) the unused amount of the Commitments of the selling Lender being participated pursuant to such participation (in each case, determined as of the date of such participation) shall in no event be less than the lesser of (I) $3,000,000 or (II) the entire remaining amount of such selling Lender's outstanding Loans and unused Commitments.

              (ii) Although any Lender may grant participations in its rights hereunder, (A) such Lender shall remain a "Lender" for all purposes hereunder and the participant shall not constitute a "Lender" hereunder; (B) any such grant of a participation shall not require Borrower to file a registration statement with the

         SEC or qualify the Loans or the Notes under the blue sky laws of any state; and (C) no Lender shall grant any participation (other than to an Affiliate of such Lender) under which the participant shall have rights to approve any amendment to or modification or waiver of this Agreement or of any other agreement, instrument, or document executed in connection herewith, except to the extent such amendment to or modification or waiver of this Agreement or of any other agreement, instrument, or document executed in connection herewith would (I) reduce the principal of, or interest on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, (II) postpone any date fixed for any payment of principal of, or interest on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, (III) increase the Commitments of the Lenders, or (IV) release all or substantially all of the Collateral. In the case of any participation, the participant shall not have any rights under this Agreement, the other Loan Documents or any of the other documents entered into in connection herewith or therewith (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable to any Lender hereunder shall be determined as if such Lender had not sold such participation.

         (f)   Assignment to Federal Reserve Bank.  Any Lender may assign any of
               ----------------------------------
    its rights (including, without limitation, rights to payment of principal and/or interest under the Notes) under this Agreement to any Federal Reserve Bank without notice to or consent of Borrower or Administrative Agent.

         (g)   Additional Information.  Any Lender may, in connection with any
               ----------------------
    assignment or participation or proposed assignment or participation pursuant to this Section 8.7, disclose to the assignee or participant or proposed assignee or participant, any information relating to Borrower furnished to such Lender by or on behalf of Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to Borrower received by it from such Lender.

         SECTION 8.8  LC Bank.  LC Bank may resign at any time by giving written
                      -------
notice thereof to Administrative Agent, the Lenders and Borrower and, if no Letters of Credit or Reimbursement Obligations are outstanding, may be removed at any time with or without cause by the Required Lenders. Upon any such notice of resignation or removal, the Required Lenders shall have the right to appoint a successor LC Bank. If no successor LC Bank shall have been appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring LC Bank's giving notice of resignation or the Required Lenders' removal of the retiring LC Bank, then the retiring LC Bank may, on behalf of the Lenders, appoint a successor LC Bank, which shall be a commercial bank organized or licensed under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $250,000,000 and whose long-term unsecured senior debt rating and short-term unsecured senior debt rating with any nationally recognized rating agency shall not be less than the corresponding ratings of the retiring LC Bank. Upon, but not prior to, the acceptance of any appointment as LC Bank hereunder by a successor LC Bank, such successor LC Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring LC Bank, and the retiring LC Bank shall be discharged from its duties and obligations under this Agreement; provided that the retiring LC Bank shall retain all rights, powers, duties and obligations hereunder in respect of any and all Letters of Credit issued by it and Reimbursement Obligations therefor. Notwithstanding anything to the contrary contained herein, so long as no Event of Default shall be then continuing, each appointment of a successor LC Bank hereunder shall require the prior written approval of Borrower, which approval (assuming the above criteria for such replacement LC Bank are met) shall not be unreasonably withheld or delayed.

         SECTION 8.9  Binding Effect.  This Agreement shall become effective
                      --------------
when it shall have been executed by Borrower, LC Bank and each Agent and when Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of Borrower, LC Bank, each Agent and each Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each of the Lenders, LC Bank and each Agent.

         SECTION 8.10  GOVERNING LAW.  THIS AGREEMENT AND THE OTHER LOAN
                       -------------
DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA; PROVIDED THAT EACH LETTER OF
                                                  --------
CREDIT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT OR, IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UCP, AND, AS TO MATTERS NOT GOVERNED BY THE UCP, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE STATE OF NORTH CAROLINA OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, OR THE WESTERN DISTRICT OF NORTH CAROLINA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER, LC BANK, THE AGENTS AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF BORROWER, LC BANK, THE AGENTS AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
           --------------------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS MAY BE MADE BY ANY MEANS PERMITTED BY NEW YORK OR NORTH CAROLINA LAW.

         SECTION 8.11  Dispute Resolution.
                       ------------------

         (a)   Arbitration.  Upon demand of any party hereto, whether made
               -----------
    before or after institution of any judicial proceeding (subject, however, to the proviso at the end of this sentence), any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Loan Document ("Disputes") between or among Borrower, LC Bank, the Agents and the Lenders, or any of them, shall be resolved by binding arbitration as provided herein; provided, however, that no party may demand arbitration in
                     --------  -------
    any judicial proceeding to which it is a party more than 90 days from the later of (i) its commencement of such proceeding or (ii) the date it is served with a complaint, counterclaim or third-party claim in such proceeding. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from documents executed in the future, or claims arising out of or connected with the transactions contemplated by this Agreement and the other Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA"), as in effect from time to time, and Title 9 of the U.S. Code, as amended. Notwithstanding anything to the contrary, the parties agree that
    (i) all document requests in any arbitration proceeding initiated hereunder shall be governed by Rule 34 of the Federal Rules of Civil Procedure; (ii) each party to any Dispute submitted to arbitration hereunder shall have the right to depose up to five witnesses who are not otherwise subject to subpoena power in connection with such arbitration proceeding (or such greater number of witnesses as shall be acceptable to the opposing party or parties in such Dispute) and to use such depositions in such arbitration proceeding; and (iii) all questions regarding the scope of arbitrability with respect to any Dispute submitted to arbitration hereunder shall be resolved by the arbitrator(s). All arbitration hearings shall be conducted in the city in which the principal office of Administrative Agent is located. The expedited procedures set forth in Rule 51 et seq. of the
                                                            -- ---
    Arbitration Rules shall be applicable to claims of less than $100,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this arbitration provision does not apply to Disputes under or related to Hedging Agreements.

         (b)   Preservation and Limitation of Remedies.  Notwithstanding the
               ---------------------------------------
    preceding binding arbitration provisions, the parties hereto agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, either alone, in conjunction with or during a Dispute. Any party hereto shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any Collateral by exercising a power of sale granted pursuant to any of the Loan Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help, including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; and (iii) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of a receiver and filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute. Nothing contained in this Section 8.11, however, shall operate or be construed as a waiver or release by Borrower of any of its rights, claims, counterclaims or defenses in connection with any Dispute now or hereafter arising or any attempt by the Agents, LC Bank or the Lenders to exercise their rights or remedies hereunder or under any other Loan Document.

         SECTION 8.12  Confidentiality.  Each Lender agrees that material, non-
                       ---------------
public information regarding Borrower, its Subsidiaries, operations, assets, and existing and contemplated business plans shall be treated by such Lender in a confidential manner, and shall not be disclosed by it to Persons who are not parties to this Agreement, except: (i) to counsel for and other advisors, accountants, and auditors to such Lender; (ii) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; (iii) as may be agreed to in advance by Borrower; (iv) as to any such information that is generally available to the public; (v) to its Affiliates; and (vi) in connection with any assignment, prospective assignment, sale, prospective sale, participation or prospective participation of a Lender's interests hereunder, provided that any such assignee, prospective assignee, purchaser, prospective purchaser, participant, or prospective participant shall have agreed in writing in favor of Borrower to acquire any information regarding Borrower or the other Loan Parties subject to the terms of this Section 8.12, or shall have entered into a confidentiality agreement with Borrower or for the benefit of Borrower substantially upon the terms of this Section 8.12.

         SECTION 8.13  Limitation of Liability.  No claim may be made by
                       -----------------------
Borrower, any Subsidiary of Borrower, any Lender, LC Bank, either of the Agents or any other Person against either of the Agents, LC Bank or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement (including any Dispute subject to the provisions of Section 8.11), or any act, omission or event occurring in connection therewith, and Borrower, each Subsidiary of Borrower, each Agent, LC Bank and each Lender hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not now accrued and whether or not known or suspected to exist in its favor.

         SECTION 8.14  Entire Agreement.  This Agreement, together with the
                       ----------------
other Loan Documents, embodies the entire agreement and understanding among Borrower, the Lenders, LC Bank and the Agents and supersedes all prior or contemporaneous agreements and understandings of such persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements (other than the Fee Letter, which shall survive the execution and delivery of this Agreement) made with respect to the payment by Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agents or LC Bank.

         SECTION 8.15  Execution in Counterparts.  This Agreement may be
                       -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 8.16  Survival.  All representations, warranties and agreements
                       --------
made by or on behalf of Borrower or any of its Subsidiaries in this Agreement and in the other Loan Documents shall survive the execution and delivery hereof or thereof, the making and repayment of the Loans and the issuance and repayment of the Letters of Credit. In addition, notwithstanding anything herein or under applicable law to the contrary, the provisions of this Agreement and the other Loan Documents relating to indemnification or payment of fees, costs and expenses, including, without limitation, the provisions of Sections 2.14, 2.16, 2.18, 7.7, 8.4 and 8.6, shall survive the payment in full of all Loans and Letters of Credit, the termination of the Commitments and all Letters of Credit, and any termination of this Agreement or any of the other Loan Documents.

         SECTION 8.17  Severability.  To the extent any provision of this
                       ------------
Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

         SECTION 8.18  Construction.  The headings of the various articles,
                       ------------
sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided herein and in the other Loan Documents, in the event of any inconsistency or conflict between any provision of this Agreement and any provision of any of the other Loan Documents, the provision of this Agreement shall control.



           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                              NEW GRANCARE, INC., a Delaware corporation, as Borrower


                              By: ______________________________________

                                  Name: ________________________________

                                  Title: _______________________________



                              FIRST UNION NATIONAL BANK OF
                              NORTH CAROLINA, as Administrative Agent, as LC Bank and as a Lender


                              By: ______________________________________

                                  Name: ________________________________

                                  Title: _______________________________



                              THE CHASE MANHATTAN BANK, as Syndication Agent and as a Lender


                              By: ______________________________________

                                  Name: ________________________________

                                  Title: _______________________________



                            (signatures continued)

                              ABN AMRO BANK, N.V., as a Lender


                              By: ______________________________________

                                  Name: ________________________________

                                  Title: _______________________________


                              By: ______________________________________

                                  Name: ________________________________

                                  Title: _______________________________



                            (signatures continued)

                              AMSOUTH BANK OF ALABAMA, as a Lender



                              By: ______________________________________

                                  Name: ________________________________

                                  Title: _______________________________



                            (signatures continued)

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as a Lender


                              By: ______________________________________

                                  Name: ________________________________

                                  Title: _______________________________



                            (signatures continued)

                              BANQUE PARIBAS, as a Lender


                              By: _____________________________________

                                  Name: _______________________________

                                  Title: ______________________________


                              By: _____________________________________

                                  Name: _______________________________

                                  Title: ______________________________



                            (signatures continued)

                              CORESTATES BANK, N.A., as a Lender


                              By: ______________________________________

                                  Name: ________________________________

                                  Title: _______________________________



                            (signatures continued)

                              DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH, as a Lender


                              By: ______________________________________

                                  Name: ________________________________

                                  Title: _______________________________


                              By: ______________________________________

                                  Name: ________________________________

                                  Title: _______________________________



                            (signatures continued)

                              FIRST AMERICAN NATIONAL BANK, as a Lender


                              By:_________________________________________

                                  Name:___________________________________

                                  Title:__________________________________



                            (signatures continued)

                              THE FUJI BANK, LIMITED, ATLANTA AGENCY, as a
                              Lender


                              By:_________________________________________

                                  Name:___________________________________

                                  Title:__________________________________



                            (signatures continued)

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Lender


                              By:_________________________________________

                                  Name:___________________________________

                                  Title:__________________________________



                            (signatures continued)

                              LTCB TRUST COMPANY, as a Lender


                              By:_________________________________________

                                  Name:___________________________________

                                  Title:__________________________________



                            (signatures continued)

                              NATIONAL CITY BANK OF INDIANA, as a Lender


                              By:_________________________________________

                                  Name:___________________________________

                                  Title:__________________________________



                            (signatures continued)

                              NATIONSBANK, N.A. (SOUTH), as a Lender


                              By:_________________________________________

                                  Name:___________________________________

                                  Title:__________________________________



                            (signatures continued)

                              THE NIPPON CREDIT BANK, LTD., as a Lender


                              By:_________________________________________

                                  Name:___________________________________

                                  Title:__________________________________



                            (signatures continued)

                              UNION BANK OF CALIFORNIA, N.A., as a Lender


                              By:_________________________________________

                                  Name:___________________________________

                                  Title:__________________________________

                                   SCHEDULE I

                    LENDERS, COMMITMENTS AND LENDING OFFICES

                                             Revolving Credit    Term Loan
Lender                                       Commitment          Commitment
------                                       ----------          ----------
First Union National Bank
 of North Carolina                           $18,333,333.33      $9,166,666.67

Domestic Lending Office:
One First Union Center, 5th Floor
301 South College Street
Charlotte, North Carolina 28288-0735
Attention: Valerie Cline
Telephone: 704/383-6237
Facsimile: 704/383-9144

Eurodollar Lending Office:
One First Union Center, 5th Floor
301 South College Street
Charlotte, North Carolina 28288-0735
Attention: Valerie Cline
Telephone: 704/383-6237
Facsimile: 704/383-9144


The Chase Manhattan Bank                     $18,333,333.33      $9,166,666.67

Domestic Lending Office:
270 Park Avenue
New York, New York 10017
Attention: Dawn Lee Lum
Telephone: 212/270-2472
Facsimile: 212/270-3279

Eurodollar Lending Office:
270 Park Avenue
New York, New York 10017
Attention: Dawn Lee Lum
Telephone: 212/270-2472
Facsimile: 212/270-3279

                                             Revolving Credit    Term Loan
Lender                                       Commitment          Commitment
------                                       ----------          ----------
ABN Amro Bank, N.V.                          $10,000,000.00      $5,000,000.00

Domestic Lending Office:
1 Ravinia Drive, Suite 1200
Atlanta, Georgia 30346
Attention: Rodney Carson
Telephone: 770/399-7376
Facsimile: 770/399-7397

Eurodollar Lending Office:
1 Ravinia Drive, Suite 1200
Atlanta, Georgia 30346
Attention: Rodney Carson
Telephone: 770/399-7376
Facsimile: 770/399-7397


AmSouth Bank of Alabama                      $10,000,000.00      $5,000,000.00

Domestic Lending Office:
1900 5th Avenue, North
AmSouth - SONAT Tower
Birmingham, Alabama 35203
Attention: Mark Housel
Telephone: 205/581-7278
Facsimile: 205/326-4790

Eurodollar Lending Office:
1900 5th Avenue, North
AmSouth - SONAT Tower
Birmingham, Alabama 35203
Attention: Mark Housel
Telephone: 205/581-7278
Facsimile: 205/326-4790

                                             Revolving Credit    Term Loan
Lender                                       Commitment          Commitment
------                                       ----------          ----------
Bank of America National Trust
 and Savings Association                     $15,666,666.67      $7,833,333.33

Domestic Lending Office:
555 South Flower Street
Los Angeles, California 90071
Attention: Randy Strickley
Telephone: 213/228-2953
Facsimile: 213/228-2756

Eurodollar Lending Office:
555 South Flower Street
Los Angeles, California 90071
Attention: Randy Strickley
Telephone: 213/228-2953
Facsimile: 213/228-2756


Banque Paribas                               $15,666,666.67      $7,833,333.33

Domestic Lending Office:
2029 Century Park East
Los Angeles, California 90067
Attention: Shirley Williams
Telephone: 310/551-7360
Facsimile: 310/553-1504

Eurodollar Lending Office:
2029 Century Park East
Los Angeles, California 90067
Attention: Shirley Williams
Telephone: 310/551-7360
Facsimile: 310/553-1504

                                             Revolving Credit    Term Loan
Lender                                       Commitment          Commitment
------                                       ----------          ----------
CoreStates Bank, N.A.                        $10,000,000.00      $5,000,000.00

Domestic Lending Office:
Widener Bldg., 1339 Chestnut Street
3rd Floor
Philadelphia, Pennsylvania 19101-7618
Attention: Elizabeth Morris
Telephone: 215/786-7275
Facsimile: 215/973-2738

Eurodollar Lending Office:
Widener Bldg., 1339 Chestnut Street
3rd Floor
Philadelphia, Pennsylvania 19101-7618
Attention: Elizabeth Morris
Telephone: 215/786-7275
Facsimile: 215/973-2738


Dresdner Bank AG, New York Branch
 and Grand Cayman Branch                     $15,666,666.67      $7,833,333.33

Domestic Lending Office:
75 Wall Street
New York, New York 10005-2889
Attention: Andrew Nesi
Telephone: 212/429-2201
Facsimile: 212/429-2780

Eurodollar Lending Office:
75 Wall Street
New York, New York 10005-2889
Attention: Andrew Nesi
Telephone: 212/429-2201
Facsimile: 212/429-2780

                                        Revolving Credit    Term Loan
Lender                                  Commitment          Commitment
------                                  ----------          ----------
First American National Bank            $8,333,333.33       $4,166,666.67

Domestic Lending Office:
300 Union Street, 2nd Floor
Nashville, Tennessee 37237
Attention: Sandra Hamrick
Telephone: 615/748-2191
Facsimile: 615/748-2812

Eurodollar Lending Office:
300 Union Street, 2nd Floor
Nashville, Tennessee 37237
Attention: Sandra Hamrick
Telephone: 615/748-2191
Facsimile: 615/748-2812


The Fuji Bank, Limited, Atlanta Agency  $10,000,000.00      $5,000,000.00

Domestic Lending Office:
Marquis One Tower, Suite 2100
Atlanta, Georgia 30303-1253
Attention: Scott Keller
Telephone: 404/215-3317
Facsimile: 404/652-2119

Eurodollar Lending Office:
Marquis One Tower, Suite 2100
Atlanta, Georgia 30303-1253
Attention: Scott Keller
Telephone: 404/215-3317
Facsimile: 404/652-2119

                                        Revolving Credit    Term Loan
Lender                                  Commitment          Commitment
------                                  ----------          ----------
The Industrial Bank of Japan, Limited   $10,000,000.00      $5,000,000.00

Domestic Lending Office:
1251 Avenue of the Americas
New York, New York 10020-1104
Attention: James Welch
Telephone: 212/282-3690
Facsimile: 212/282-4490

Eurodollar Lending Office:
1251 Avenue of the Americas
New York, New York 10020-1104
Attention: James Welch
Telephone: 212/282-3690
Facsimile: 212/282-4490


LTCB Trust Company                      $15,666,666.67      $7,833,333.33

Domestic Lending Office:
165 Broadway
New York, New York 10006
Attention: Edna Astuto
Telephone: 212/335-4565
Facsimile: 212/608-2371

Eurodollar Lending Office:
165 Broadway
New York, New York 10006
Attention: Edna Astuto
Telephone: 212/335-4565
Facsimile: 212/608-2371

Address for notices:
245 Peachtree Center Ave. N.E. Suite 2810
Atlanta, Georgia 30303
Attention: Rebecca Silbert
Telephone: 404/659-7210
Facsimile: 404/658-9751

                                        Revolving Credit    Term Loan
Lender                                  Commitment          Commitment
------                                  ----------          ----------
National City Bank of Indiana           $10,000,000.00      $5,000,000.00

Domestic Lending Office:
101 West Washington Street
Indianapolis, Indiana 46256
Attention: Michael Stewart
Telephone: 317/267-7494
Facsimile: 317/267-6249

Eurodollar Lending Office:
101 West Washington Street
Indianapolis, Indiana 46256
Attention: Michael Stewart
Telephone: 317/267-7494
Facsimile: 317/267-6249


NationsBank, N.A. (South)               $15,666,666.67      $7,833,333.33

Domestic Lending Office:
101 North Tryon Street
Charlotte, North Carolina 28255
Attention: Jacquetta Banks
Telephone: 704/388-1111
Facsimile: 704/386-8694

Eurodollar Lending Office:
101 North Tryon Street
Charlotte, North Carolina 28255
Attention: Jacquetta Banks
Telephone: 704/388-1111
Facsimile: 704/386-8694

Address for notices:
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Michael A. Crabb, III
Telephone: 704/388-6000
Facsimile: 704/388-6002

                                        Revolving Credit    Term Loan
Lender                                  Commitment          Commitment
------                                  ----------          ----------
The Nippon Credit Bank, Ltd.            $10,000,000.00      $5,000,000.00

Domestic Lending Office:
245 Park Avenue, 30th Floor
New York, New York 10167
Attention: Yoshihide Watanabe
Telephone: 212/984-1224
Facsimile: 212/490-3895

Eurodollar Lending Office:
245 Park Avenue, 30th Floor
New York, New York 10167
Attention: Yoshihide Watanabe
Telephone: 212/984-1224
Facsimile: 212/490-3895


Union Bank of California, N.A.          $6,666,666.66       $3,333,333.34

Domestic Lending Office:
550 South Hope Street, 3rd Floor
Los Angeles, California 90071
Attention: Al Kelley
Telephone: 213/243-3505
Facsimile: 213/243-3552

Eurodollar Lending Office:
550 South Hope Street, 3rd Floor
Los Angeles, California 90071
Attention: Al Kelley
Telephone: 213/243-3505
Facsimile: 213/243-3552